MONEY MARKET FUNDS

Firstar Stellar Treasury Fund
Firstar Stellar Tax-Free Money Market Fund
Firstar Stellar Ohio Tax-Free Money Market Fund

Combined Semi-Annual Report
May 31, 2000

(FIRSTAR STELLAR FUNDS LOGO)

President's Message

Dear Shareholder:

MID-YEAR REVIEW

With the Y2K "bug" vanquished, it was back to "business as usual" for investors
- that is, unexpectedly strong economic growth and unbelievably volatile financial markets. The U.S. economy continues to confound the pundits, combining robust growth and low unemployment with modest inflation. However, the jump in energy prices and a tight labor market have fostered a more aggressive Federal Reserve interest rate policy. Clearly, the Fed views the current pace of economic growth as "too fast," creating imbalances likely to accelerate inflation if left unchecked. Some observers believe the Fed is behind the curve and the inflation "genie" is already "out of the bottle." Others contend the Fed is wrongly applying "old" economy metrics to a fundamentally different "new" economy.

In our opinion, the foundation of our current economic success - robust economic growth with low inflation - rests on the twin pillars of global competition and improved productivity. U.S. productivity growth averaged 3.7% over the past twelve months and has averaged 2.3% per year since the end of the last recession.*<F1> Although Fed Chairman Alan Greenspan publicly questions the sustainability of today's productivity gains, the recent upsurge is far from unprecedented. The Golden Age of U.S. productivity growth, from 1950 to 1973, saw labor productivity grow at a 2.7% compound annual rate. Improved productivity tends to mean higher profits. Higher profits lead to more spending on productivity-enhancing technology. Further productivity gains lead to further profit improvements and the process repeats. Although final demand is surging, supply-side investment is growing even faster. Finally, Congressional approval of permanent normal trade relations with China is a reminder that global competition will only intensify.

ECONOMIC & MARKET OUTLOOK

Looking ahead, our investment strategy is predicated on the following trends:

o Adjusted for inflation, U.S. final sales rose at a +6.9% annual rate in the first quarter of this year, representing the fastest growth rate of the current economic cycle.*<F1>

o Consumer confidence remains near record levels reflecting strong income gains, low unemployment and the wealth effect from rising asset values.

o Despite higher interest rates, cheap credit is still available to drive consumer spending.

o  Like a tax increase, higher energy prices erode income gains.

o Although much is made of the wealth effect from higher stock prices, the increase in home values has been the biggest wealth creator for the majority of Americans.

o Higher mortgage rates are beginning to slow the housing market with decelerating price gains not far behind.

o We believe the forty percent drop in the NASDAQ and ongoing stock market volatility will dampen consumer exuberance.

o Fed tightening is raising the dollar's exchange rate, making imports cheaper (holding down U.S. inflation) and exports less competitive (slowing the U.S. economy).

o We believe signs of an economic slowdown are likely to emerge by the fall, allowing the Fed to shift to a neutral policy and bond prices to rally (what is good for bonds may be even better for stocks).

o In the absence of the Treasury buy back, we believe long-term government bond yields would be higher and credit spreads (the difference in yield between a corporate bond and a government bond of equal maturity) narrower.

o Today's high inflation-adjusted bond yields are attractive and we believe the widening in credit spreads creates opportunities to enhance bond portfolio returns.

o Corporate profits are better-than-expected, reflecting ongoing gains from investments in productivity-enhancing technology and efficiencies from restructuring.

o A "Jekyll and Hyde" stock market has emerged as "old economy" shares vie with the leading technology names for investor favor.

o We believe the stock market will broaden out as the year progresses making portfolio diversification, complemented by security selection that emphasizes high quality companies with strong balance sheets, good earnings visibility and dominant industry positions, a winning strategy.

*<F1>  Source:  Department of Labor

In summary, we expect the Federal Reserve will successfully engineer a "soft landing" for the U.S. economy, extending this unprecedented period of economic prosperity. We believe slower growth will prevent inflation from accelerating further, yet corporate profitability should remain strong thanks to ongoing productivity gains and efficiencies achieved through restructuring and mergers. In short, we anticipate the advent of a more favorable environment for financial assets later in the year. As you peruse the following pages of this report, you will find a broad range of equity and fixed income products to help meet a wide variety of investment objectives. As always, we encourage you to contact us with your comments regarding portfolio performance or our investment strategy.

Thank you for your continued confidence in Firstar Stellar Funds.

Sincerely yours,

Firstar Investment Research & Management Company, LLC (FIRMCO)
Investment Policy Committee

John Blixen
Executive Vice President

Richard Burling
Senior Vice President, Director of Credit Research

Walter Dewey
Senior Vice President, Senior Portfolio Manager

Donald Keller
Senior Vice President, Senior Portfolio Manager

George Schupp
Senior Vice President, Director of Fixed Income

Marian Zentmyer, Committee Chairperson
Executive Vice President, Chief Equity Investment Officer

July 24, 2000

Investment Reviews

FIRSTAR STELLAR TREASURY FUND

Q  What is the objective of this Portfolio?

A The Firstar Stellar Treasury Fund seeks to provide stability of principal and current income consistent with stability of principal. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. The Fund invests in obligations that are issued by the U.S. Treasury.

Q What were the conditions in the money markets during the six months ended May 31, 2000?

A The Federal Reserve, in an attempt to slow down sustained economic growth, raised short-term interest rates in February, March and May. The Fed Funds rate started the year at 5.50% and was 6.50% on May 31, 2000.

Q  How did you position the Portfolio to address these conditions?

A The Fund maintained its strategy of laddering holdings to take advantage of various points along the short-term yield curve. The Fund maintained an average maturity in the 30-45 day range throughout the period. We shortened the average maturity in the later months of the period to take advantage of increased short-term rates. The Fund holds the highest possible rating from Standard & Poor's (AAAm). An AAAm rating by Standard & Poor's is obtained after S&P evaluates a number of factors, including credit quality, market price exposure and management. S&P monitors the portfolio weekly for developments that could cause changes in the ratings. Ratings are subject to change, and do not remove market risks.

Q How did you allocate the Portfolio's assets among various types of Treasury securities?

A The Portfolio held a large portion of repurchase agreements to maintain liquidity. In order to take advantage of the higher yields in Treasury notes, we increased our weighting in notes versus bills at the end of the period.

Q  How will you manage the Portfolio during the coming months?

A  We will continue to purchase Treasury obligations that we believe will
   provide the highest level of liquidity and security of principal.   We focus
   on the activities of the Federal Reserve and monitor the growth rate of the economy. We will shorten or lengthen the Fund's average maturity in response to Fed activities to seek yield advantages along the short-term curve.

FIRSTAR STELLAR TAX-FREE MONEY MARKET FUND

Q  What is the objective of this Portfolio?

A The Firstar Stellar Tax-Free Money Market Fund seeks to provide current income exempt from federal regular income taxes consistent with stability of principal. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Income may be subject to the federal alternative minimum tax and state and local taxes. The Fund invests primarily in short-term debt obligations issued by state and local governments.

Q What were the conditions in the money markets during the six months ended May 31, 2000?

A Short-term tax-exempt variable rate demand notes rose to 6.00% levels by the end of April, 2000 and then fell back to the 4.50% level by the end of May, 2000.

Q  How did you position the Portfolio to address these conditions?

A The Portfolio maintained a relatively short average maturity. We were heavily weighted in tax-exempt variable rate demand notes as their yields were very attractive.

Q How did you allocate the Portfolio's assets among various types of securities?

A In general, we favored daily and weekly floating rate securities due to their attractive yields. These securities comprised most of the Portfolio.

Q  How will you manage the Portfolio during the coming months?

A We expect continued fluctuations in short-term tax-exempt rates. We will maintain an average maturity comparable to industry benchmarks. Emphasis will continue to be placed on maintaining a high-quality profile of securities that are not subject to the alternative minimum tax.

FIRSTAR STELLAR OHIO TAX-FREE MONEY MARKET FUND

Q  What is the objective of this Portfolio?

A The Firstar Stellar Ohio Tax-Free Money Market Fund seeks to provide current income exempt from federal income taxes and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Income may be subject to the federal alternative minimum tax.

Q What were the conditions in the money markets during the six months ended May 31, 2000?

A Short-term tax-exempt variable rate demand notes rose to 6.00% levels by the end of April, 2000 and then fell back to the 4.50% level by the end of May, 2000.

Q  How did you position the Portfolio to address these conditions?

A The Portfolio maintained a relatively short average maturity. We were heavily weighted in tax-exempt variable rate demand notes as their yields were very attractive.

Q How did you allocate the Portfolio's assets among various types of securities?

A In general, we favored daily and weekly floating rate securities due to their attractive yields. These securities comprised most of the Portfolio.

Q  How will you manage the Portfolio during the coming months?

A We expect continued fluctuations in short-term tax-exempt rates. We will maintain an average maturity comparable to industry benchmarks. Emphasis will continue to be placed on maintaining a high-quality profile of securities that are not subject to the alternative minimum tax.

Portfolios of Investments

Firstar Stellar Treasury Fund    May 31, 2000 (Unaudited)

PRINCIPAL AMOUNT
   OR SHARES                                                    AMORTIZED COST
----------------                                                --------------
U.S. TREASURIES - 40.9%

U.S. TREASURY BILLS - 2.9%
$100,000,000    5.91%, 10/19/2000                                 $97,684,167
                                                               --------------

U.S. TREASURY BONDS - 10.4%
 150,000,000    4.50%, 9/30/2000                                  149,177,808
 200,000,000    5.75%, 11/15/2000                                 199,590,353
                                                               --------------
                Total                                             348,768,161
                                                               --------------

U.S. TREASURY NOTES - 27.6%
  50,000,000    5.375%, 7/31/2000                                  49,961,311
 120,000,000    6.125%, 7/31/2000                                 120,056,897
 250,000,000    6.00%, 8/15/2000                                  249,985,171
 125,000,000    5.125%, 8/31/2000                                 124,744,137
 125,000,000    6.25%, 8/31/2000                                  125,071,494
 155,000,000    4.00%, 10/31/2000                                 153,624,610
 100,000,000    5.75%, 10/31/2000                                  99,840,302
                                                               --------------
                Total                                             923,283,922
                                                               --------------
TOTAL U.S. TREASURIES                                           1,369,736,250
                                                               --------------

REPURCHASE AGREEMENTS - 49.2%
 825,000,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.38%,
                  dated 5/31/2000, due 6/1/2000,
                  repurchase price $825,146,094
                  (Collateralized by U.S.
                  Government Securities)                          825,000,000
 825,000,000    Warburg Dillon Read, LLC, 6.36%,
                  dated 5/31/2000, due 6/1/2000,
                  repurchase price $825,145,750
                  (Collateralized by U.S.
                  Government Securities)                          825,000,000
                                                               --------------
TOTAL REPURCHASE AGREEMENTS                                     1,650,000,000
                                                               --------------

MUTUAL FUNDS - 9.9%
 165,128,968    Financial Square Treasury
                  Obligation Fund                                 165,128,968
 167,104,215    Short-Term Investments Co.
                  Liquid Assets Portfolio                         167,104,215
                                                               --------------
TOTAL MUTUAL FUNDS                                                332,233,183
                                                               --------------
TOTAL INVESTMENTS - 100.0%                                      3,351,969,433
                                                               --------------
LIABILITIES, LESS OTHER ASSETS - 0.0%                                (606,121)
                                                               --------------
TOTAL NET ASSETS - 100.0%                                      $3,351,363,312
                                                               --------------
                                                               --------------

                      (See Notes to Financial Statements.)

Firstar Stellar Tax-Free Money Market Fund        May 31, 2000 (Unaudited)

PRINCIPAL AMOUNT
   OR SHARES                                                    AMORTIZED COST
----------------                                                --------------
SHORT-TERM MUNICIPALS - 96.0%

ARIZONA - 4.2%
  $5,000,000    Central Arizona Water Conservation
                  District Contract, Revenue Bonds,
                  Arizona Project, 7.125%, 11/1/2011,
                  Prerefunded 11/1/2000                            $5,165,782
   2,000,000    Maricopa County, AZ Community
                  College District Project 1994 Series C,
                  GO UT, 5.25%, 7/1/2000                            2,002,016
                                                                 ------------
                Total                                               7,167,798
                                                                 ------------

COLORADO - 2.7%
   4,600,000    Smith Creek Metropolitan District of
                  Colorado, Revenue Bonds Weekly VRDNs,
                  (NationsBank, Fort Worth LOC),
                  4.39%, 10/1/2035                                  4,600,000
                                                                 ------------

DELAWARE - 0.7%
   1,210,000    Dover, DE Electric Revenue Bonds,
                  7.00%, 7/1/2015, Prerefunded 7/1/2000             1,237,171
                                                                 ------------

FLORIDA - 2.0%
   1,210,000    Putnam County, FL Development
                  Authority Pollution Control, H-2,
                  Revenue Bonds Weekly VRDNs,
                  Seminole Electric, (CFC Guaranteed
                  LOC), 4.34%, 3/15/2014                            1,210,000
   2,180,000    Sarasota County, FL School Board
                  Funding Corp. Lease, Revenue Bonds,
                  (MBIA INS), 7.25%, 7/1/2010,
                  Prerefunded 7/1/2000                              2,207,771
                                                                 ------------
                Total                                               3,417,771
                                                                 ------------

HAWAII - 1.3%
   2,225,000    Hawaii Department Budget & Finance,
                  Special Purpose Revenue Bonds Weekly
                  VRDNs, Kuakini Medical Center Project,
                  (Bank of Hawaii LOC), 4.29%, 7/1/2005             2,225,000
                                                                 ------------

ILLINOIS - 14.2%
   1,000,000    Chicago, IL Motor Fuel Tax, Revenue
                  Bonds, (AMBAC INS), 7.05%, 1/1/2007               1,035,032
   2,105,000    Illinois Development Finance Authority,
                  Revenue Bonds Weekly VRDNs,
                  Xavier University, (American National
                  Bank & Trust LOC), 4.19%, 10/1/2012               2,105,000
   3,700,000    Illinois Development Finance Authority,
                  Revenue Bonds Weekly VRDNs, Aurora
                  Central Catholic High School, (Northern
                  Trust Corp. LOC), 4.19%, 4/1/2024                 3,700,000
   1,055,000    Illinois Development Finance Authority,
                  Revenue Bonds Weekly VRDNs, Lake
                  Forest Academy, (Northern Trust Corp.
                  LOC), 4.19%, 12/1/2024                            1,055,000
   1,515,000    Illinois Development Finance Authority,
                  Revenue Bonds Weekly VRDNs, St. Paul's
                  House Project, (LaSalle National Bank
                  LOC), 4.19%, 2/1/2025                             1,515,000
   3,000,000    Illinois Development Finance Authority
                  Series 1993A, Weekly VRDNs, Loyola
                  Academy, (Northern Trust Corp. LOC),
                  4.24%, 10/1/2027                                  3,000,000
   4,500,000    Illinois Development Finance Authority
                  Series 1996, Revenue Bonds Weekly
                  VRDNs, Chicago Symphony Orchestra
                  Project, (Bank of America Illinois LOC),
                  4.24%, 6/1/2031                                   4,500,000
   2,000,000    Illinois Development Finance Authority
                  Series A, Revenue Bonds Weekly VRDNs,
                  Presbyterian Home, (FSA INS),
                  4.19%, 9/1/2031                                   2,000,000
   2,500,000    Illinois Educational Facilities Authority,
                  Revenue Bonds Weekly VRDNs,
                  Newberry Library Project, (Northern
                  Trust Corp. LOC), 4.24%, 3/1/2028                 2,500,000
   2,900,000    Illinois Health Facilities Authority,
                  Revenue Bonds Weekly VRDNs,
                  Gottlieb Health Resources, Inc.,
                  (Harris Trust & Savings Bank,
                  Chicago LOC),  4.24%, 11/15/2025                  2,900,000
                                                                 ------------
                Total                                              24,310,032
                                                                 ------------

INDIANA - 4.3%
   5,000,000    Indiana Health Facilities Funding
                  Authority, Revenue Bonds Weekly
                  VRDNs, Capital Access, (Comerica
                  Bank LOC), 4.24%, 1/1/2012                        5,000,000
   2,400,000    Indiana State Development Finance
                  Authority, Revenue Bonds Weekly
                  VRDNs, Indiana Historical Society,
                  (NBD Bank LOC), 4.29%, 8/1/2031                   2,400,000
                                                                 ------------
                Total                                               7,400,000
                                                                 ------------

KANSAS - 1.2%
   2,000,000    Wyandotte County/Kansas City, KS, GO
                  UT, (AMBAC INS), 4.50%, 9/1/2000                  2,002,900
                                                                 ------------

MASSACHUSETTS - 2.3%
   2,225,000    Boston, MA, Revenue Bonds, Boston City
                  Hospital, 7.65%, 8/15/2000                        2,276,980
   1,585,000    Massachusetts State Health &
                  Educational Facilities Authority
                  Series A, Revenue Bonds, Fairview
                  Extended Care, 10.125%, 1/1/2011                  1,679,861
                                                                 ------------
                Total                                               3,956,841
                                                                 ------------

MICHIGAN - 0.9%
   1,500,000    Michigan State Hospital Finance
                  Authority Series A, Revenue Bonds
                  Weekly VRDNs, Hospital Equipment
                  Program, (First of America Bank LOC),
                  3.99%, 12/1/2023                                  1,500,000
                                                                 ------------

MINNESOTA - 4.7%
   8,080,000    University of Minnesota Series A,
                  Revenue Bonds Weekly VRDNs,
                  4.24%, 1/1/2034                                   8,080,000
                                                                 ------------

NEW JERSEY - 3.4%
   5,585,000    New Jersey Health Care Facilities
                  Financing Authority, Revenue Bonds,
                  Barnert Hospital, 6.80%, 8/1/2019                 5,772,656
                                                                 ------------

NEW YORK - 2.8%
   4,655,000    Cattaraugus County, NY Industrial
                  Development Agency Civic Facility,
                  Revenue Bonds, St. Bonaventure
                  University, 8.30%, 12/1/2010                      4,839,371
                                                                 ------------

NORTH CAROLINA - 1.7%
   2,950,000    University of North Carolina Chapel Hill
                  Foundation, Certificate Participation,
                  Weekly VRDNs, (Bank of America,
                  N.A. LOC), 4.14%, 10/1/2009                       2,950,000
                                                                 ------------

OHIO - 22.1%
   5,255,000    Cleveland, OH Income Tax Revenue
                  Bonds Weekly VRDNs, (Toronto-Dominion
                  Bank LOC), 3.84%, 5/15/2024                       5,255,000
   3,000,000    Cuyahoga County, OH Hospital Authority
                  Series A Weekly VRDNs, Cleveland Clinic,
                  4.14%, 1/1/2024                                   3,000,000
   7,445,000    Cuyahoga County, OH Hospital Authority
                  Series B Weekly VRDNs, Cleveland Clinic,
                  4.14%, 1/1/2025                                   7,445,000
   5,500,000    Hamilton County, OH Hospital Facilities
                  Authority Series A, Revenue Bonds
                  Weekly VRDNs, Health Alliance of
                  Greater Cincinnati, (MBIA  INS),
                  3.89%, 1/1/2018                                   5,500,000
   5,050,000    Hamilton County, OH Hospital Facilities
                  Authority Series B, Revenue Bonds
                  Weekly VRDNs, Health Alliance of
                  Greater Cincinnati, (MBIA  INS),
                  3.89%, 1/1/2018                                   5,050,000
   5,000,000    Ohio State University General Receipts
                  Series B, Revenue Bonds Weekly VRDNs,
                  3.89%, 12/1/2014                                  5,000,000
   1,000,000    Ohio State University General Receipts
                  Series B, Revenue Bonds Weekly VRDNs,
                  3.89%, 12/1/2029                                  1,000,000
     975,000    Warren County, OH Health Care
                  Facilities Series A, Revenue Bonds
                  Weekly VRDNs, Otterbein Homes,
                  (Fifth Third Bank LOC), 4.34%, 7/1/2021             975,000
   4,500,000    Warren County, OH Health Care
                  Facilities Series B, Revenue Bonds
                  Weekly VRDNs,Otterbein Homes,
                  (Fifth Third Bank LOC),
                  4.34%, 7/1/2023                                   4,500,000
                                                                 ------------
                Total                                              37,725,000
                                                                 ------------

OKLAHOMA - 1.8%
   2,000,000    Oklahoma County, OK Finance Authority
                  IDR Bonds Monthly VRDNs, Hutto-
                  Carbon Office, (FGIC INS),
                  5.24%, 12/1/2014                                  2,000,000
   1,000,000    Oklahoma County, OK Finance Authority
                  IDR Bonds Monthly VRDNs, Perrine
                  Office Project, (FGIC INS),
                  5.24%, 12/1/2014                                  1,000,000
                                                                 ------------
                Total                                               3,000,000
                                                                 ------------

PENNSYLVANIA - 7.6%
   9,000,000    Berks County, PA IDA, Revenue Bonds
                  Monthly VRDNs, 4.49%, 7/1/2016                    9,000,000
   4,025,000    Philadelphia, PA Hospital & Higher
                  Education Facilities Authority, Revenue
                  Bonds, Children's Seashore House,
                  (AMBAC INS), 7.75%, 8/15/2017                     4,036,264
                                                                 ------------
                Total                                              13,036,264
                                                                 ------------

TENNESSEE - 1.8%
   3,100,000    Rutherford County, TN IDB Weekly
                  VRDNs, Square D Co., (Societe Generale,
                  Chicago, IL LOC), 4.24%, 4/1/2017                 3,100,000
                                                                 ------------

TEXAS - 3.8%
   2,030,000    Bexar County, TX Health Facilities
                  Development Authority, Revenue
                  Bonds Weekly VRDNs, Army
                  Retirement Resources Foundation,
                  (Rabobank Nederland, Utrecht LOC),
                  4.24%, 7/1/2011                                   2,030,000
   4,415,000    Bexar County, TX Health Facilities
                  Development Authority Series B,
                  Revenue Bonds Weekly VRDNs, Army
                  Retirement Resources Foundation,
                  (Rabobank Nederland, Utrecht LOC),
                  4.24%, 7/1/2011                                   4,415,000
                                                                 ------------
                Total                                               6,445,000
                                                                 ------------

WASHINGTON - 3.0%
   2,370,000    Chelan County, WA Public Utility District
                  No. 1 Series A, Revenue Bonds Weekly
                  VRDNs, (MBIA INS), 4.29%, 6/1/2015                2,370,000
   2,740,000    Washington State Housing Finance
                  Community Multifamily Mortgage,
                  Revenue Bonds Weekly VRDNs,
                  Pacific First, (Federal Home
                  Loan Bank LOC), 4.29%, 10/1/2020                  2,740,000
                                                                 ------------
                Total                                               5,110,000
                                                                 ------------

WASHINGTON D.C. - 1.8%
   3,000,000    District of Columbia Series A, GO UT,
                  7.25%, 6/1/2005, Prerefunded 6/1/2000             3,060,000
                                                                 ------------

WISCONSIN - 7.7%
   6,000,000    Eau Claire, WI Area School District
                  Series A, BANs, 4.00%, 11/15/2000                 5,998,630
   4,000,000    Milwaukee, WI  Sewer District
                  Series A, GO UT, 6.70%, 10/1/2000,
                  Escrowed to maturity                              4,037,565
   3,000,000    Wisconsin State HEFA Series B,
                  Revenue Bonds Weekly VRDNs,
                  Marshfield Clinic Project, (Morgan
                  Guaranty Trust LOC), 4.19%, 6/1/2010              3,000,000
                                                                 ------------
                Total                                              13,036,195
                                                                 ------------
TOTAL SHORT-TERM MUNICIPALS                                       163,971,999
                                                                 ------------

MUTUAL FUNDS - 3.5%
     843,420    AIM Tax-Free Investments Co.                         $843,420
   5,188,819    SEI Tax Exempt Money Market Fund                    5,188,819
                                                                 ------------
TOTAL MUTUAL FUNDS                                                  6,032,239
                                                                 ------------
TOTAL INVESTMENTS - 99.5%                                         170,004,238
                                                                 ------------
OTHER ASSETS, LESS LIABILITIES - 0.5%                                 905,700
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $170,909,938
                                                                 ------------
                                                                 ------------

                      (See Notes to Financial Statements.)

Firstar Stellar Ohio Tax-Free Money Market Fund         May 31, 2000 (Unaudited)

PRINCIPAL AMOUNT
   OR SHARES                                                    AMORTIZED COST
----------------                                                --------------
OHIO SHORT-TERM INVESTMENTS - 99.5%

OHIO SHORT-TERM MUNICIPALS - 96.3%
    $200,000    Centerville, OH Weekly VRDNs, Bethany
                  Lutheran Village, (PNC Bank Ohio N.A.
                  LOC), 4.24%, 5/1/2008                              $200,000
     460,000    Centerville, OH Weekly VRDNs, Bethany
                  Lutheran Village, (PNC Bank Ohio N.A.
                  LOC), 4.24%, 11/1/2013                              460,000
   2,000,000    Cincinnati, OH, GO UT,
                  4.10%, 12/1/2000                                  2,000,926
   1,000,000    Clermont County, OH, GO LT, 7.125%,
                  9/1/2011, Prerefunded 9/1/2000                    1,027,812
   3,361,000    Cleveland, OH Income Tax Revenue Bonds
                  Weekly VRDNs, (Toronto-Dominion
                  Bank LOC), 3.84%, 5/15/2024                       3,361,000
   1,900,000    Columbus, OH, GO UT Weekly VRDNs,
                  4.14%, 6/1/2016                                   1,900,000
     100,000    Columbus, OH Electrical Systems
                  Revenue Bonds Monthly VRDNs,
                  (Union Bank of Switzerland, Zurich
                  LOC), 4.19%, 9/1/2009                               100,124
   2,200,000    Columbus, OH Sewer System, Revenue
                  Bonds Weekly VRDNs, 4.24%, 6/1/2011               2,200,000
   3,550,000    Cuyahoga County, OH Hospital
                  Revenue Bonds Weekly VRDNs, Cleveland
                  Clinic, (Chase Manhattan Bank LOC),
                  4.09%, 1/1/2026                                   3,550,000
   2,305,000    Franklin County, OH Hospital Facility
                  Authority Series A, Weekly VRDNs, U.S.
                  Health Corp. of Columbus, (Morgan
                  Guaranty Trust Co., New York LOC),
                  4.31%, 12/1/2021                                  2,305,000
   3,145,000    Franklin County, OH Hospital Revenue
                  Bonds Weekly VRDNs, U.S. Health Corp.
                  of Columbus, 4.31%, 12/1/2011                     3,145,000
   1,500,000    Hamilton, OH Multifamily Series A,
                  Revenue Bonds Weekly VRDNs,
                  Knollwood Village, (Bank One Indiana
                  N.A. LOC), 4.38%, 1/1/2030                        1,500,000
   3,700,000    Lake Ohio Local School District,
                  Stark County, GO UT BANs,
                  4.50%, 6/15/2000                                  3,700,832
     515,000    Marion County, OH Hospital Authority
                  Series 1991, Weekly VRDNs, Marion
                  County,  OH Pooled Hospital Program,
                  (Bank One Ohio N.A. LOC),
                  4.43%, 11/1/2021                                    515,000
   2,800,000    Middleburg Heights, OH, Hospital
                  Improvement Revenue Bonds Weekly
                  VRDNs, (KeyBank N.A. LOC),
                  4.39%, 8/15/2022                                  2,800,000
     450,000    Ohio State IDR Weekly VRDNs, Cincinnati
                  Riverfront Coliseum, Inc., (PNC Bank
                  Ohio N.A. LOC), 4.39%, 6/1/2002                     450,000
     485,000    Ohio State IDR Weekly VRDNs, Cincinnati
                  Riverfront Coliseum, Inc., (PNC Bank
                  Ohio N.A. LOC), 4.39%, 6/1/2003                     485,000
   1,000,000    Ohio State Liquor Profits Revenue
                  Bonds, 6.85%, 9/1/2000                            1,008,053
   2,000,000    Ohio State Public Facilities Community
                  Series IIB, 4.50%, 11/1/2000                      2,006,448
   2,000,000    Ohio State Public Facilities Community
                  Series IIB, 5.00%, 11/1/2000                      2,009,552
   3,000,000    Ohio State University General Receipts,
                  Revenue Bonds Weekly VRDNs,
                  4.29%, 12/1/2007                                  3,000,000
     500,000    Ohio State University General Receipts
                  Series B, Revenue Bonds Weekly VRDNs,
                  3.89%, 12/1/2014                                    500,000
   1,000,000    Ohio State University General Receipts,
                  Revenue Bonds Weekly VRDNs,
                  3.64%, 12/1/2017                                  1,000,000
     800,000    Ohio State Water Development Authority,
                  Revenue Bonds, 8.00%, 12/1/2018                     808,000
   2,500,000    Teays Valley, OH Local School District,
                  GO UT BANs, 4.50%, 6/15/2000                      2,500,469
   1,100,000    Tiffin, OH, Revenue Bonds,
                  3.70%, 7/6/2000                                   1,100,254
   2,000,000    University of Cincinnati, OH General
                  Receipts Series AJ BANs,
                  4.50%, 3/1/2001                                   2,005,026
   1,000,000    University of Toledo, OH, Revenue
                  Bonds, (MBIA INS), 7.10%, 6/1/2010                1,020,000
                                                                  -----------
TOTAL OHIO SHORT-TERM MUNICIPALS                                   46,658,496
                                                                  -----------
OHIO MONEY MARKET MUTUAL FUND - 3.2%
   1,538,353    Touchstone Ohio Tax-Free Money Fund                 1,538,353
                                                                  -----------
TOTAL OHIO MONEY MARKET MUTUAL FUND                                 1,538,353
                                                                  -----------
TOTAL INVESTMENTS - 99.5%                                          48,196,849
                                                                  -----------
OTHER ASSETS, LESS LIABILITIES - 0.5%                                 251,386
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $48,448,235
                                                                  -----------
                                                                  -----------

                      (See Notes to Financial Statements.)

Abbreviations to Portfolios of Investments

The following abbreviations are used in these portfolios:

AMBAC --  American Municipal Bond Assurance Corporation
BANs  --  Bond Anticipation Notes
FGIC  --  Financial Guaranty Insurance Company
GO    --  General Obligation
HEFA  --  Health and Education Facilities Authority
IDA   --  Industrial Development Authority
IDB   --  Industrial Development Bond
IDR   --  Industrial Development Revenue
INS   --  Insured
LOC   --  Letter of Credit
LT    --  Limited Tax
MBIA  --  Municipal Bond Investors Assurance
UT    --  Unlimited Tax
VRDNs --  Variable Rate Demand Notes

Statements of Assets and Liabilities
May 31, 2000 (Unaudited)

                                                                                      Firstar Stellar      Firstar Stellar
                                                                                         Tax-Free           Ohio Tax-Free
                                                                 Firstar Stellar           Money                Money
                                                                     Treasury             Market                Market
                                                                       Fund                Fund                  Fund
                                                                 ---------------      ---------------      ---------------
ASSETS:
   Investments in repurchase agreements                           $1,650,000,000                  --                  --
   Investments in securities, at amortized cost                    1,701,969,433        $170,004,238         $48,196,849
                                                                  --------------        ------------         -----------
        Total investments in securities, at amortized cost         3,351,969,433         170,004,238          48,196,849
                                                                  --------------        ------------         -----------
   Cash                                                                    1,099               9,636                  --
   Income receivable                                                  15,300,436           1,612,812             486,557
   Other assets                                                           84,473              13,778              11,760
                                                                  --------------        ------------         -----------
        Total assets                                               3,367,355,441         171,640,464          48,695,166
                                                                  --------------        ------------         -----------

LIABILITIES:
   Income distribution payable                                        13,635,170             556,058             176,925
   Payable to bank                                                            --                  --                 339
   Payable to affiliates                                               2,356,959             172,090              47,014
   Accrued expenses                                                           --               2,378              22,653
                                                                  --------------        ------------         -----------
        Total liabilities                                             15,992,129             730,526             246,931
                                                                  --------------        ------------         -----------
NET ASSETS                                                        $3,351,363,312        $170,909,938         $48,448,235
                                                                  --------------        ------------         -----------
                                                                  --------------        ------------         -----------

NET ASSETS:
   C Shares                                                       $1,483,383,996        $170,909,938         $48,448,235
   Y Shares                                                        1,867,979,316                  --                  --
                                                                  --------------        ------------         -----------
        Total net assets                                          $3,351,363,312        $170,909,938         $48,448,235
                                                                  --------------        ------------         -----------
                                                                  --------------        ------------         -----------

SHARES OUTSTANDING:
   C Shares                                                        1,483,383,996         170,909,938          48,448,235
   Y Shares                                                        1,867,979,316                  --                  --
                                                                  --------------        ------------         -----------
        Total shares outstanding                                   3,351,363,312         170,909,938          48,448,235
                                                                  --------------        ------------         -----------
                                                                  --------------        ------------         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PROCEEDS PER SHARE:
   C Shares                                                                $1.00               $1.00               $1.00
   Y Shares                                                                $1.00                  --                  --
                                                                  --------------        ------------         -----------
Investments, at identified cost                                   $3,351,969,433        $170,004,238         $48,196,849
                                                                  --------------        ------------         -----------
                                                                  --------------        ------------         -----------
Investments, at tax cost                                          $3,351,969,433        $170,004,238         $48,196,849
                                                                  --------------        ------------         -----------
                                                                  --------------        ------------         -----------

                      (See Notes to Financial Statements.)

Statements of Operations
Six Months Ended May 31, 2000 (Unaudited)

                                                                                       Firstar Stellar     Firstar Stellar
                                                                                           Tax-Free         Ohio Tax-Free
                                                                  Firstar Stellar           Money               Money
                                                                      Treasury              Market              Market
                                                                        Fund                 Fund                Fund
                                                                  ---------------      ---------------     ---------------
INVESTMENT INCOME:
   Interest income                                                   $97,109,036          $3,631,256          $1,340,080

EXPENSES:
   Investment advisory fees                                            8,597,050             519,213             192,444
   Shareholder services fees                                           4,298,811             236,046              87,471
   Administration fees                                                 1,891,351             103,841              38,489
   Distribution services fees -- C Shares                                917,118                  --                  --
   Custodian fees                                                        429,853              23,601               8,747
   Transfer and dividend disbursing agent fees and expenses              262,886              16,900               6,865
   Printing and postage                                                  150,452               2,077               1,044
   Federal and state registration fees                                   133,280               4,468               4,863
   Portfolio accounting fees                                              92,294              21,085              20,313
   Auditing fees                                                           6,334               5,817               5,801
   Trustees' fees                                                          2,602               2,594               2,618
   Legal fees                                                              1,050               1,050               1,050
   Miscellaneous                                                          25,077               1,647                 732
                                                                     -----------          ----------          ----------
       Total expenses                                                 16,808,158             938,339             370,437
                                                                     -----------          ----------          ----------
Waivers--
   Waiver of investment advisory fees                                         --             (61,700)            (76,206)
   Waiver of shareholder services fees                                (1,871,017)           (102,593)            (38,948)
                                                                     -----------          ----------          ----------
       Total waivers                                                  (1,871,017)           (164,293)           (115,154)
                                                                     -----------          ----------          ----------
           Net expenses                                               14,937,141             774,046             255,283
                                                                     -----------          ----------          ----------
               NET INVESTMENT INCOME                                 $82,171,895          $2,857,210          $1,084,797
                                                                     -----------          ----------          ----------
                                                                     -----------          ----------          ----------

                      (See Notes to Financial Statements.)

Statements of Changes in Net Assets

                                                                                Firstar Stellar               Firstar Stellar
                                                  Firstar Stellar                   Tax-Free                   Ohio Tax-Free
                                                      Treasury                    Money Market                  Money Market
                                                        Fund                          Fund                          Fund
                                             --------------------------   ---------------------------    --------------------------
                                             Six Months                    Six Months                    Six Months
                                               Ended        Year Ended       Ended        Year Ended       Ended        Year Ended
                                            May 31, 2000   November 30,   May 31, 2000   November 30,   May 31, 2000   November 30,
                                            (unaudited)        1999       (unaudited)        1999       (unaudited)        1999
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS--
Net investment income                       $82,171,895     $80,548,642     $2,857,210    $3,589,708     $1,084,797     $1,471,848
                                         --------------  --------------   ------------  ------------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS--
   Distributions from net investment income
      C Shares                              (28,684,453)    (24,520,208)    (2,857,210)   (3,589,708)    (1,084,797)    (1,471,848)
      Y Shares                              (53,487,442)    (56,028,434)            --            --             --             --
                                         --------------  --------------   ------------  ------------    -----------    -----------
   Change in net assets from distributions
      to shareholders                       (82,171,895)    (80,548,642)    (2,857,210)   (3,589,708)    (1,084,797)    (1,471,848)
                                         --------------  --------------   ------------  ------------    -----------    -----------

SHARE TRANSACTIONS--
Proceeds from sales of shares             5,947,852,953   8,570,767,432    308,539,397   345,887,714     61,732,530    141,618,617
Net asset value of shares issued to
   shareholders in payment of
   distributions declared                    21,144,697       7,205,758      1,092,213       609,745          4,572          9,325
Cost of shares redeemed                  (5,433,521,359) (7,427,659,654)  (294,316,989) (325,458,578)   (77,764,040)  (134,766,418)
                                         --------------  --------------   ------------  ------------    -----------    -----------
   Change in net assets from
      share transactions                    535,476,291   1,150,313,536     15,314,621    21,038,881    (16,026,938)     6,861,524
                                         --------------  --------------   ------------  ------------    -----------    -----------
      Change in net assets                  535,476,291   1,150,313,536     15,314,621    21,038,881    (16,026,938)     6,861,524
                                         --------------  --------------   ------------  ------------    -----------    -----------

NET ASSETS:
Beginning of period                       2,815,887,021   1,665,573,485    155,595,317   134,556,436     64,475,173     57,613,649
                                         --------------  --------------   ------------  ------------    -----------    -----------
End of period                            $3,351,363,312  $2,815,887,021   $170,909,938  $155,595,317    $48,448,235    $64,475,173
                                         --------------  --------------   ------------  ------------    -----------    -----------
                                         --------------  --------------   ------------  ------------    -----------    -----------

                      (See Notes to Financial Statements.)

Financial Highlights
(For a share outstanding throughout each period)

                                                                                 RATIOS TO AVERAGE NET ASSETS
              NET ASSET               DISTRIBUTIONS                          ------------------------------------    NET ASSETS,
                VALUE,         NET       FROM NET    NET ASSET                           NET          EXPENSE          END OF
PERIOD ENDED  BEGINNING    INVESTMENT   INVESTMENT  VALUE, END    TOTAL               INVESTMENT      WAIVER/          PERIOD
NOVEMBER 30,  OF PERIOD      INCOME       INCOME     OF PERIOD  RETURN (A)  EXPENSES    INCOME   REIMBURSEMENT (B)  (000 OMITTED)
                                                                       <F2>                                    <F3>
------------  ---------    ----------   ----------   ---------  ----------  --------   --------  ----------------   -------------
FIRSTAR STELLAR TREASURY FUND
C SHARES
1995             $1.00         0.05        (0.05)      $1.00       5.23%       0.71%     5.14%          0.20%           $654,963
1996             $1.00         0.05        (0.05)      $1.00       4.80%       0.70%     4.69%          0.20%           $829,259
1997             $1.00         0.05        (0.05)      $1.00       4.85%       0.73%     4.73%          0.20%           $469,400
1998             $1.00         0.05        (0.05)      $1.00       4.69%       0.88%     4.58%          0.20%           $542,430
1999             $1.00         0.04        (0.04)      $1.00       4.02%       0.92%     3.98%          0.16%         $1,049,641
2000(f)<F7>      $1.00         0.02        (0.02)      $1.00       2.36%       0.97%(d)  4.68%(d)       0.11%(d)      $1,483,384
                                                                                    <F5>      <F5>           <F5>

Y SHARES
1997(c)<F4>      $1.00         0.03        (0.03)      $1.00       3.37%       0.72%(d)  4.87%(d)       0.20%(d)        $659,296
                                                                                    <F5>      <F5>           <F5>
1998             $1.00         0.05        (0.05)      $1.00       4.84%       0.73%     4.73%          0.20%         $1,123,144
1999             $1.00         0.04        (0.04)      $1.00       4.18%       0.77%     4.13%          0.16%         $1,766,246
2000(f)<F7>      $1.00         0.02        (0.02)      $1.00       2.44%       0.82%(d)  4.83%(d)       0.11%(d)      $1,867,979
                                                                                    <F5>      <F5>           <F5>

FIRSTAR STELLAR TAX-FREE MONEY MARKET FUND
C SHARES
1995             $1.00         0.03        (0.03)      $1.00       3.32%       0.66%     3.26%          0.35%           $167,356
1996             $1.00         0.03        (0.03)      $1.00       2.91%       0.70%     2.87%          0.31%           $153,256
1997             $1.00         0.03        (0.03)      $1.00       3.02%       0.69%     2.96%          0.30%           $126,348
1998             $1.00         0.03        (0.03)      $1.00       2.83%       0.75%     2.79%          0.30%           $134,556
1999             $1.00         0.02        (0.02)      $1.00       2.50%       0.76%     2.46%          0.26%           $155,595
2000(f)<F7>      $1.00         0.02        (0.02)      $1.00       1.56%       0.82%(d)  3.03%(d)       0.17%(d)        $170,910
                                                                                    <F5>      <F5>           <F5>

FIRSTAR STELLAR OHIO TAX-FREE MONEY MARKET FUND
C SHARES
1998(e)<F6>      $1.00         0.03        (0.03)      $1.00       2.85%       0.69%(d)  2.81%(d)       0.60%(d)         $57,614
                                                                                    <F5>      <F5>           <F5>
1999             $1.00         0.03        (0.03)      $1.00       2.67%       0.58%     2.64%          0.51%            $64,475
2000(f)<F7>      $1.00         0.02        (0.02)      $1.00       1.60%       0.73%(d)  3.10%(d)       0.33%(d)         $48,448
                                                                                    <F5>      <F5>           <F5>

(a)<F2> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)<F3> This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(c)<F4> Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.
(d)<F5> Computed on an annualized basis.
(e)<F6> Reflects operations for the period from December 2, 1997 (date of initial public investment) to November 30, 1998.
(f)<F7> For the six months ended May 31, 2000 (unaudited).

                      (See Notes to Financial Statements.)

Notes to Financial Statements
MAY 31, 2000 (UNAUDITED)

(1) ORGANIZATION

Firstar Stellar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten diversified portfolios and two non-diversified portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

  PORTFOLIO NAME                     INVESTMENT OBJECTIVE
  --------------                     --------------------
Firstar Stellar Treasury Fund      Stability of principal and current
  ("Treasury Fund")                  income consistent with stability of
                                     principal.

Firstar Stellar Tax-Free Money     Current income exempt from federal
  Market Fund ("Tax-Free             regular income tax consistent
  Money Market Fund")                with stability of principal.

Firstar Stellar Ohio Tax-Free      Current income exempt from federal
  Money Market Fund ("Ohio           income tax and the personal
  Tax-Free Money Market Fund")       income taxes imposed by the state of Ohio
                                     and Ohio municipalities with stability of principal.

The financial statements of the Bond and Stock Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Treasury Fund offers two classes of shares, (C Shares and Y Shares); the Tax-Free Money Market Fund offers one class of shares (C Shares); and the Ohio Tax-Free Money Market Fund offers one class of shares (C Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

The Funds' use of the amortized cost method, which approximates market, to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards approved or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimates.

G. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At May 31, 2000, paid in capital for the Treasury Fund, Tax-Free Money Market Fund and Ohio Tax-Free Money Market Fund aggregated $3,351,363,312, $170,909,938 and $48,448,235, respectively. Transactions in Fund shares were as follows:

                                                   TREASURY FUND
                                         ----------------------------------
                                           SIX MONTHS             YEAR
                                             ENDED               ENDED
                                            MAY 31,           NOVEMBER 30,
C SHARES                                      2000                1999
--------------------------------------  ---------------     ---------------
Shares sold                               1,780,253,850       3,727,501,528
Shares issued to shareholders
  in payment of distributions
  declared                                   20,896,128           6,880,377
Shares redeemed                          (1,367,407,346)     (3,227,170,514)
                                         --------------      --------------
  Net change resulting from
    C Share transactions                    433,742,632         507,211,391
                                         --------------      --------------

                                                   TREASURY FUND
                                         ----------------------------------
                                           SIX MONTHS             YEAR
                                             ENDED               ENDED
                                            MAY 31,           NOVEMBER 30,
Y SHARES                                      2000                1999
--------------------------------------  ---------------     ---------------
Shares sold                               4,167,599,103       4,843,265,904
Shares issued to shareholders
  in payment of distributions
  declared                                      248,569             325,381
Shares redeemed                          (4,066,114,013)     (4,200,489,140)
                                         --------------      --------------
  Net change resulting from
    Y Share transactions                    101,733,659         643,102,145
                                         --------------      --------------
  Net change resulting from
    Fund Share transactions                 535,476,291       1,150,313,536
                                         --------------      --------------
                                         --------------      --------------

                                                   TAX-FREE MONEY
                                                    MARKET FUND
                                         ----------------------------------
                                           SIX MONTHS             YEAR
                                             ENDED               ENDED
                                            MAY 31,           NOVEMBER 30,
C SHARES                                      2000                1999
--------------------------------------  ---------------     ---------------
Shares sold                                 308,539,397         345,887,714
Shares issued to shareholders
  in payment of distributions
  declared                                    1,092,213             609,745
Shares redeemed                            (294,316,989)       (325,458,578)
                                         --------------      --------------
  Net change resulting from
    C Share transactions                     15,314,621          21,038,881
                                         --------------      --------------
                                         --------------      --------------

                                                   OHIO TAX-FREE
                                                 MONEY MARKET FUND
                                         ----------------------------------
                                           SIX MONTHS             YEAR
                                             ENDED               ENDED
                                            MAY 31,           NOVEMBER 30,
C SHARES                                      2000                1999
--------------------------------------  ---------------     ---------------
Shares sold                                  61,732,530         141,618,617
Shares issued to shareholders
  in payment of distributions
  declared                                        4,572               9,325
Shares redeemed                             (77,764,040)       (134,766,418)
                                         --------------      --------------
  Net change resulting from
    C Share transactions                    (16,026,938)          6,861,524
                                         --------------      --------------
                                         --------------      --------------

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers of Firstar Investment Research & Management Company, LLC (FIRMCO) and Firstar Mutual Fund Services, LLC ("Firstar") serve as officers of the Trust. FIRMCO and Firstar are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

FIRMCO serves as the Trust's investment adviser (the "Adviser"). Prior to April 1, 2000, the Funds were managed by Firstar Bank, N.A. As part of an internal restructuring of the investment advisory function within Firstar Corporation, the investment management resources of Firstar Bank, N.A. have been consolidated with those of FIRMCO. The Adviser receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

FUND NAME                                             ANNUAL RATE
-------------------------------                       -----------
Treasury Fund                                            0.50%
Tax-Free Money Market Fund                               0.55%
Ohio Tax-Free Money Market Fund                          0.55%

The Adviser may voluntarily choose to waive a portion of its fee. In the case of the Tax-Free Money Market Fund and Ohio Tax-Free Money Market Fund, the Adviser has waived a portion of its fee so that the fees actually charged are 0.50% and 0.35% of average daily net assets, respectively. The Adviser may modify or terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

C. ADMINISTRATIVE FEES

Firstar provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), C Shares of the Trust may pay to the distributor of the Funds an amount computed at an annual rate of 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Edgewood Services, Inc. serves as the distributor of the Funds. Currently, only the Treasury Fund is accruing and paying 12b-1 fees.

E. SHAREHOLDER SERVICES FEES

Under the terms of a Shareholder Services Agreement with Firstar Bank, N.A., each Fund may pay Firstar Bank, N.A. up to 0.25% of average daily net assets of the Funds for the period. As of February 1, 2000, the shareholder servicing fee was changed to 0.16% of average daily net assets. The fee paid to Firstar Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Firstar Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Firstar serves as transfer and dividend disbursing agent for the Funds. The fee paid to Firstar is based on the size, type and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Firstar is the Funds' accounting services agent. Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

H. CUSTODIAN FEES

Firstar Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Trustees                                  Officers

Thomas L. Conlan Jr.                   Bruce R. Laning
                                          PRESIDENT
Dr. Alfred Gottschalk                  Joseph C. Neuberger
                                          VICE PRESIDENT
Dr. Robert J. Hill                     Cheryl L. King
                                          TREASURER
Dawn M. Hornback                       Elaine E. Richards
                                          SECRETARY
Lawrence M. Turner

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

    Edgewood Services, Inc. is the distributor of the Firstar Stellar Funds.

FIRSTAR STELLAR FUNDS ARE AVAILABLE THROUGH:

O    THE FIRSTAR FUNDS CENTER,

O    FINANCIAL CONSULTANTS WHO ARE EITHER REGISTERED
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This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR STELLAR FUNDS
615 EAST MICHIGAN STREET
P.O. BOX 701
MILWAUKEE, WI 53201-0701

WWW.FIRSTARSTELLARFUNDS.COM

(FIRSTAR STELLAR FUNDS LOGO)

FORM # SFMMFSEM-00


BOND FUNDS

Firstar Stellar Insured Tax-Free Bond Fund
Firstar Stellar U.S. Government Income Fund
Firstar Stellar Strategic Income Fund

Combined Semi-Annual Report
May 31, 2000

(FIRSTAR STELLAR FUNDS LOGO)

President's Message

Dear Shareholder:

MID-YEAR REVIEW

With the Y2K "bug" vanquished, it was back to "business as usual" for investors
- that is, unexpectedly strong economic growth and unbelievably volatile financial markets. The U.S. economy continues to confound the pundits, combining robust growth and low unemployment with modest inflation. However, the jump in energy prices and a tight labor market have fostered a more aggressive Federal Reserve interest rate policy. Clearly, the Fed views the current pace of economic growth as "too fast," creating imbalances likely to accelerate inflation if left unchecked. Some observers believe the Fed is behind the curve and the inflation "genie" is already "out of the bottle." Others contend the Fed is wrongly applying "old" economy metrics to a fundamentally different "new" economy.

In our opinion, the foundation of our current economic success - robust economic growth with low inflation - rests on the twin pillars of global competition and improved productivity. U.S. productivity growth averaged 3.7% over the past twelve months and has averaged 2.3% per year since the end of the last recession.*<F8> Although Fed Chairman Alan Greenspan publicly questions the sustainability of today's productivity gains, the recent upsurge is far from unprecedented. The Golden Age of U.S. productivity growth, from 1950 to 1973, saw labor productivity grow at a 2.7% compound annual rate. Improved productivity tends to mean higher profits. Higher profits lead to more spending on productivity-enhancing technology. Further productivity gains lead to further profit improvements and the process repeats. Although final demand is surging, supply-side investment is growing even faster. Finally, Congressional approval of permanent normal trade relations with China is a reminder that global competition will only intensify.

ECONOMIC & MARKET OUTLOOK

Looking ahead, our investment strategy is predicated on the following trends:

o Adjusted for inflation, U.S. final sales rose at a +6.9% annual rate in the first quarter of this year, representing the fastest growth rate of the current economic cycle.*<F8>

o Consumer confidence remains near record levels reflecting strong income gains, low unemployment and the wealth effect from rising asset values.

o Despite higher interest rates, cheap credit is still available to drive consumer spending.

o  Like a tax increase, higher energy prices erode income gains.

o Although much is made of the wealth effect from higher stock prices, the increase in home values has been the biggest wealth creator for the majority of Americans.

o Higher mortgage rates are beginning to slow the housing market with decelerating price gains not far behind.

o We believe the forty percent drop in the NASDAQ and ongoing stock market volatility will dampen consumer exuberance.

o Fed tightening is raising the dollar's exchange rate, making imports cheaper (holding down U.S. inflation) and exports less competitive (slowing the U.S. economy).

o We believe signs of an economic slowdown are likely to emerge by the fall, allowing the Fed to shift to a neutral policy and bond prices to rally (what is good for bonds may be even better for stocks).

o In the absence of the Treasury buy back, we believe long-term government bond yields would be higher and credit spreads (the difference in yield between a corporate bond and a government bond of equal maturity) narrower.

o Today's high inflation-adjusted bond yields are attractive and we believe the widening in credit spreads creates opportunities to enhance bond portfolio returns.

o Corporate profits are better-than-expected, reflecting ongoing gains from investments in productivity-enhancing technology and efficiencies from restructuring.

o A "Jekyll and Hyde" stock market has emerged as "old economy" shares vie with the leading technology names for investor favor.

o We believe the stock market will broaden out as the year progresses making portfolio diversification, complemented by security selection that emphasizes high quality companies with strong balance sheets, good earnings visibility and dominant industry positions, a winning strategy.

*<F8>  Source:  Department of Labor

In summary, we expect the Federal Reserve will successfully engineer a "soft landing" for the U.S. economy, extending this unprecedented period of economic prosperity. We believe slower growth will prevent inflation from accelerating further, yet corporate profitability should remain strong thanks to ongoing productivity gains and efficiencies achieved through restructuring and mergers. In short, we anticipate the advent of a more favorable environment for financial assets later in the year. As you peruse the following pages of this report, you will find a broad range of equity and fixed income products to help meet a wide variety of investment objectives. As always, we encourage you to contact us with your comments regarding portfolio performance or our investment strategy.

Thank you for your continued confidence in Firstar Stellar Funds.

Sincerely yours,

Firstar Investment Research & Management Company, LLC (FIRMCO)
Investment Policy Committee

John Blixen
Executive Vice President

Richard Burling
Senior Vice President, Director of Credit Research

Walter Dewey
Senior Vice President, Senior Portfolio Manager

Donald Keller
Senior Vice President, Senior Portfolio Manager

George Schupp
Senior Vice President, Director of Fixed Income

Marian Zentmyer, Committee Chairperson
Executive Vice President, Chief Equity Investment Officer

July 24, 2000

Investment Reviews

FIRSTAR STELLAR INSURED TAX-FREE BOND FUND*<F9>

Q What were the conditions in the economy and the municipal bond market during the reporting period?

A Interest rates rose during much of the period, due to conflicting data about the strength of the U.S. economy. It appeared at times that the economy was growing at a moderate, sustainable pace and inflation would remain low, but recurrent signs of rapid economic growth have caused the Fed to remain on watch to head off inflation.

Q  How did the municipal bond market and the Fund perform in that environment?

A Longer-term municipal bonds outperformed shorter-term municipals, and rising interest rates provided fewer municipal refundings. There were, however, some attractive opportunities among new municipal issues. Firstar Stellar Insured Tax-Free Bond Fund earned 0.59% (A shares without a sales charge) during the six months ended May 31, 2000.**<F10>

Q  How did you manage the Portfolio in that environment?

A The average maturity of the Fund increased gradually during the period -- from approximately 8.5 years to just over 9 years. The Fund's composition was dominated by insured and pre-refunded municipal securities which accounted for approximately 90% of the assets during the period. As a result, the Fund's credit quality remained very high with an average credit quality of AAA.

Q  What is your outlook for the months ahead?

A We believe the economy will continue to grow at a moderate pace with low inflation. However, the Fed may again raise rates if inflation appears to be in danger of rising. In that somewhat uncertain environment, we believe the overall bond market will likely trade in a narrow range, with long-term yields between 5.50% and 6.00%. Demand for municipal bonds should remain strong, and we believe the municipal market should continue to perform well relative to taxable bonds.

Q  How will you manage the Portfolio in that environment?

A We will maintain the Portfolio's current position with an average maturity of between eight and ten years in order to capture attractive yields for shareholders. We will also continue to invest in bonds with very high credit ratings, because the higher yields of lower-quality bonds do not justify their additional risk.

FIRSTAR STELLAR U.S. GOVERNMENT INCOME FUND

Q Over the past six months, interest rates have risen causing bond prices to fall. How has the U.S. Government Income Fund performed in this environment?

A Interest rates have increased during the past several months due to strong economic growth and Federal Reserve rate increases which were actions aimed at restraining this growth. High quality (especially Treasury bonds) were the standout performers while low-grade corporate bonds suffered significant under performance. The Firstar Stellar U.S. Government Income Fund benefited from its Treasury bond holdings and overall high credit quality.

*<F9> Income may be subject to the federal alternative minimum tax and state and local taxes.
**<F10> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares adjusted for the 4.0% sales charge for the six months ended May 31, 2000 was (3.40)%. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge of 5.0% for the two months ended May 31, 2000 was (1.21)% and (6.11)%, respectively.

Q With a strong economy and good profit prospects, why have corporate bonds not performed well?

A In the past few years there have been crises responsible for corporate bonds being aggressively sold (e.g. Asia or Russian crisis). However, the current environment has three smaller factors conspiring together: an inverted Treasury yield curve (short-term rates are higher than long-term rates), Federal Reserve reducing liquidity, and Government buyback of Treasury debt. The end result is exceptionally wide yield premiums for U.S. Government agency, mortgage-backed, and corporate issues. This has created an opportunity for the Fund to purchase non-Treasury government issues with yield premiums at exceptional levels. "Locking-in" these yields should help boost performance potential going forward as we believe premiums will fall to more normal levels.

Q  What is your outlook for the remainder of 2000?

A We are anticipating the pace of economic growth to slow towards a more moderate level by year-end. Increased interest rates will start being felt in the real economy through higher corporate lending costs and mortgage rates. While the Federal Reserve may raise the Federal funds rate further from the current 6.5% rate, we believe the end of this tightening cycle is near.

   In terms of the bond market, we foresee Treasury yields declining slightly. If the economy slows and gives the Federal Reserve reason to pause, bond yields can decline further. But the real story remains with non-Treasury bonds. We have increased our emphasis on agency and mortgage-backed securities with the expectation that a less restrictive Fed and reduced inflationary pressures will produce strong results.

FIRSTAR STELLAR STRATEGIC INCOME FUND

Q With the fixed income market showing mixed results over the past six months, how has the Strategic Income Fund performed?

A The Fund is enjoying the renewed interest by investors in REIT's (real estate investment trusts). According to the Morgan Stanley REIT Index*<F11> for the six months ended May 31, 2000, this market has produced a 14% total return compared to 2.9% for the S&P 500.**<F12> The combination of strong earnings reports, solid domestic economy, and good valuation attracted many investors into the market. Maintaining a full, diversified exposure to REIT's helped the Fund generate solid performance relative to other bond funds while maintaining a high dividend yield.

Q  How have the other segments of the Fund performed?

A Our outlook for 2000 envisioned corporate and mortgage-backed bonds providing better total returns compared to Treasury securities. Through May, both corporate and mortgage-related bonds are underperforming Treasury securities. The Fund has maintained approximately a 40% allocation to corporate bonds in a variety of industries.

   Equity markets have been volatile thus far in 2000. Our focus on "value" type issues with high dividend yields helped reduce volatility within the portfolio. One area that helped performance was the preferred stock market. Tax-related selling last December resulted in depressed asset prices as we find their low volatility and high yields attractive for the Fund. As the new year has unfolded, the Fund has benefited from increasing the allocation to preferred stocks.

Q  What is your outlook for the remainder of 2000?

A We mentioned in the review of the Firstar Stellar U.S. Government Income Fund that we believe bond yields have peaked for 2000. As for the fixed income sectors, we are advocating an overweight allocation in corporate securities. With no recession in sight, a Federal Reserve close to ending its tightening cycle, and historically ample yield premiums, the risk/reward trade-off is compelling. Our REIT focus retains a yield emphasis that is diversified across sub-industries and geographically. Lastly, the equity allocation will remain focused on high yielding, quality issuers.

*<F11> The Morgan Stanley REIT Index is an unmanaged index comprised of the most actively traded real estate investment trusts.
**<F12> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.

Portfolios of Investments

Firstar Stellar Insured Tax-Free Bond Fund      May 31, 2000 (Unaudited)

PRINCIPAL AMOUNT
   OR SHARES                                                          VALUE
----------------                                                      -----
LONG-TERM MUNICIPALS - 95.0%

ALABAMA - 3.9%
  $1,750,000    Alabama Water PCA, Revenue Bonds,
                  (AMBAC INS), 6.70%, 8/15/2006                    $1,786,540
   1,855,000    Alabama Water PCA, Revenue Bonds,
                  (AMBAC INS), 5.50%, 8/15/2012                     1,837,786
   2,500,000    Bessemer, AL Water Revenue, Revenue
                  Bonds, (AMBAC INS),  5.75%, 7/1/2016              2,488,200
                                                                 ------------
                Total                                               6,112,526
                                                                 ------------

ALASKA - 3.4%
   1,000,000    Alaska Energy Authority Power,
                  Revenue Bonds, Bradley Lake,
                  (FSA INS), 6.00%, 7/1/2010                        1,036,290
   4,040,000    Alaska Energy Authority Power,
                  Revenue Bonds, Bradley Lake,
                  (FSA INS), 6.00%, 7/1/2011                        4,170,209
                                                                 ------------
                Total                                               5,206,499
                                                                 ------------

COLORADO - 0.8%
   1,250,000    Colorado Post-Secondary Education
                  Facilities, Revenue Bonds, Auraria
                  Foundation Project, (FSA INS),
                  5.75%, 9/1/2010                                   1,267,650
                                                                 ------------

FLORIDA - 1.8%
   1,280,000    Florida State Department of
                  Transportation, Revenue Bonds,
                  (FGIC INS), 5.125%, 7/1/2013                      1,223,501
   1,500,000    Orlando & Orange County Expressway
                  Authority, FL, Revenue Bonds, (AMBAC
                  INS), 5.375%, 7/1/2008                            1,506,540
                                                                 ------------
                Total                                               2,730,041
                                                                 ------------

ILLINOIS - 21.0%
   1,080,000    Bolingbrook, IL Residential
                  Mortgage, Revenue Bonds,
                  (FGIC INS), 7.50%, 8/1/2010                       1,216,674
   1,100,000    Chicago, IL, GO UT, (MBIA INS),
                  5.375%, 1/1/2013                                  1,074,414
   2,000,000    Chicago, IL Park District, GO UT,
                  (MBIA INS), 5.60%, 1/1/2014                       1,974,280
   2,235,000    Cook County, IL School District No. 97,
                  GO UT, (FGIC INS), 9.00%, 12/1/2011               2,869,651
   1,000,000    Cook County, IL School District No. 123,
                  GO LT, (FSA INS), 6.20%, 12/1/2008                1,055,700
   2,500,000    Illinois Health Facilities Authority,
                  Revenue Bonds, Advocate Health Care
                  Network, (MBIA INS), 5.80%, 8/15/2016             2,444,575
   2,225,000    Illinois State, GO UT, (MBIA INS),
                  6.10%, 2/1/2017                                   2,254,526
   1,410,000    Illinois State, GO UT, (MBIA INS),
                  5.75%, 5/1/2021                                   1,365,782
   2,400,000    McHenry County, IL Community Unit
                  School District No. 200, Series A,
                  GO UT,(FSA INS), 5.85%, 1/1/2016,
                  Prerefunded 1/1/2008                              2,404,944
   1,000,000    Northern Illinois University, Revenue
                  Bonds, (FGIC INS), 5.70%, 4/1/2016                  986,080
   2,500,000    Regional Transportation Authority
                  Series A, Revenue Bonds, (AMBAC INS),
                  6.00%, 6/1/2009                                   2,622,100
   2,020,000    St. Clair County, IL, GO UT,
                  (FGIC INS), 6.00%, 10/1/2011                      2,106,759
   3,045,000    Will County, IL Community Unit School
                  District No. 365, GO UT, (FSA INS),
                  0.00%, 11/1/2010, principal only                  1,685,346
   2,500,000    Will County, IL Forest Preservation
                  District, GO UT, (AMBAC INS),
                  6.00%, 12/1/2006                                  2,546,900
   5,805,000    Will County, IL Forest Preservation
                  District, GO UT, (FGIC INS),
                  6.00%, 12/1/2010                                  6,060,072
                                                                 ------------
                Total                                              32,667,803
                                                                 ------------

INDIANA - 3.2%
   2,630,000    Crown Point, IN Multi-School Building
                  Corp., (MBIA INS), 7.875%, 1/15/2006              2,936,921
   2,000,000    Indiana Transportation Finance Authority,
                  Series A, Airport Lease, Revenue Bonds,
                  (AMBAC INS), 5.00%, 11/1/2007                     1,955,720
                                                                 ------------
                Total                                               4,892,641
                                                                 ------------

IOWA - 0.7%
   1,000,000    Muscatine, IA, Electric, Revenue Bonds,
                  6.70%, 1/1/2013                                   1,071,720
                                                                 ------------

KENTUCKY - 1.5%
   2,500,000    Jefferson County, KY HFDA, Revenue
                  Bonds, University Medical Center, Inc.,
                  (MBIA INS), 5.50%, 7/1/2017                       2,402,225
                                                                 ------------

LOUISIANA - 4.8%
   2,030,000    Baton Rouge, LA Sales & Use Tax Public
                  Improvements Series A, (FGIC INS),
                  5.25%, 8/1/2015                                   1,917,233
   1,000,000    Jefferson Parish, LA, Revenue Bonds,
                  (AMBAC INS), 5.00%, 11/1/2011                       955,120
   1,000,000    Jefferson Parish, LA,  Home Mortgage
                  Authority, Revenue Bonds,
                  (FGIC INS), 7.10%, 8/1/2011                       1,127,180
   1,000,000    Lafayette, LA Sales Tax Public
                  Improvements, Series B, (FGIC INS),
                  7.00%, 3/1/2008                                   1,101,780
   1,500,000    Louisiana PFA, Revenue Bonds,
                  Tulane University, (MBIA INS),
                  5.10%, 11/15/2014                                 1,395,090
   1,000,000    Terrebonne Parish, LA Hospital Service
                  District No. 1, Revenue Bonds,
                  Terrebonne General Medical Center,
                  (AMBAC INS), 5.25%, 4/1/2014                        925,220
                                                                 ------------
                Total                                               7,421,623
                                                                 ------------

MAINE - 2.4%
   4,000,000    Maine Municipal Board Series D,
                  (AMBAC INS),  5.35%, 11/1/2017                    3,774,400
                                                                 ------------

MASSACHUSETTS - 2.2%
   1,000,000    Martha's Vineyard, MA Series A, Revenue
                  Bonds, (FSA INS), 5.125%, 5/1/2018                  904,370
   2,500,000    Massachusetts Water Resources
                  Authority, Revenue Bonds,
                  (FGIC INS),  5.40%, 11/1/2011                     2,551,025
                                                                 ------------
                Total                                               3,455,395
                                                                 ------------

MICHIGAN - 5.0%
   2,450,000    Dearborn, MI Economic Development
                  Corp., Revenue Bonds, Oakwood
                  Obligated Group, (FGIC INS),
                  5.75%, 11/15/2015                                 2,404,479
   1,200,000    Haslett, MI Public School District, GO
                  UT, (MBIA INS),  5.70%, 5/1/2016,
                  Prerefunded 5/1/2007                              1,232,676
   1,000,000    Lanse Creuse, MI Public School District,
                  (AMBAC INS), 5.25%, 5/1/2016                        941,800
   1,065,000    Richmond, MI Community School District,
                  GO UT, School Improvements,
                  (AMBAC INS), 5.60%, 5/1/2018,
                  Prerefunded 5/1/2006                              1,087,770
   2,000,000    Ypsilanti, MI School District, GO UT,
                  (FGIC INS), 5.60%, 5/1/2012,
                  Prerefunded 5/1/2007                              2,042,980
                                                                 ------------
                Total                                               7,709,705
                                                                 ------------

MONTANA - 1.5%
   2,550,000    Montana State Health Facilities Authority,
                  Revenue Bonds, Sisters of Charity,
                  Leavenworth, (MBIA INS), 5.125%,
                  12/1/2018                                         2,301,910
                                                                 ------------

NEBRASKA - 0.7%
   1,000,000    Omaha, NE Public Power District
                  Series B, Electric Revenue Bonds, 6.00%,
                  2/1/2007, Escrowed to maturity                    1,039,650
                                                                 ------------

NEVADA - 4.3%
   2,500,000    Clark County, NV School District, GO
                  UT, (FGIC INS), 5.75%, 6/15/2010                  2,590,725
   2,500,000    Clark County, NV School District, GO
                  UT, (MBIA INS), 5.80%, 6/15/2011                  2,593,425
   1,500,000    Washoe County, NV School District, GO
                  UT, (MBIA INS), 5.75%, 6/1/2011                   1,517,040
                                                                 ------------
                Total                                               6,701,190
                                                                 ------------

OHIO - 13.7%
   2,555,000    Clermont County, OH, GO UT,
                  (AMBAC INS), 6.00%, 5/15/2007                     2,615,247
   2,460,000    Cleveland, OH Waterworks, Series H,
                  Improvement Revenue Bonds, (MBIA INS),
                  5.75%, 1/1/2016, Prerefunded 1/1/2006             2,559,827
      40,000    Cleveland, OH Waterworks, Series H,
                  Improvement Revenue Bonds, (MBIA INS),
                  5.75%, 1/1/2016, Unrefunded balance                  39,936
   1,000,000    Columbus, OH Sewer System, Revenue
                  Bonds, 6.25%, 6/1/2008                            1,033,300
   3,500,000    Greater Cleveland Regional Transportation
                  Authority, OH, GO UT, (FGIC INS),
                  5.65%, 12/1/2016,
                  Prerefunded 12/1/2006                             3,617,845
   1,000,000    Hamilton County, OH Hospital Facilities
                  Authority, Revenue Bonds, Children's
                  Hospital Medical Center, Cincinnati,
                  (FGIC INS), 5.20%, 5/15/2009                        985,010
   2,000,000    Montgomery County, OH, Water Revenue
                  Bonds, Greater Moraine-Beaver Creek,
                  (FGIC INS), 6.25%, 11/15/2012                     2,066,860
   1,000,000    Ohio State Building Authority, Adult
                  Correctional Facilities Revenue Bonds,
                  Adult Correctional Facilities, (MBIA INS),
                  5.70%, 10/1/2006                                  1,027,420
   1,000,000    Ohio State Building Authority, Revenue
                  Bonds, State Facilities - Administration
                  Building, (MBIA INS), 6.00%, 10/1/2008            1,037,430
   1,225,000    Ohio State Building Authority, Revenue
                  Bonds, State Facilities - Administration
                  Building, (MBIA INS), 6.00%, 10/1/2009            1,262,559
   1,000,000    Ohio State Turnpike Commission Series A,
                  (MBIA INS), 5.70%, 2/15/2013                      1,005,780
   2,000,000    Ohio State Water Development Authority,
                  Pollution Control Revenue Bonds,
                  (MBIA INS), 5.25%, 12/1/2009                      1,985,980
   1,000,000    Ohio State Water Development Authority,
                  Revenue Bonds, (AMBAC INS), 5.80%,
                  12/1/2011, Escrowed to maturity                   1,036,110
   1,000,000    Sylvania, OH City School District, GO UT,
                  (FGIC INS), 5.80%, 12/1/2015                      1,004,560
                                                                 ------------
                Total                                              21,277,864
                                                                 ------------

PENNSYLVANIA - 2.4%
   1,000,000    Bucks County, PA Water & Sewer
                  Authority, Revenue Bonds,
                  (FGIC INS), 5.55%, 12/1/2017                        965,820
   2,000,000    Chester Upland School Authority, PA,
                  Series A, Revenue Bonds,
                  (FSA INS),  5.25%, 9/1/2017                       1,859,260
   1,000,000    Pennsylvania State Higher Education
                  Facilities Authority, Series A, Revenue
                  Bonds, University of Pennsylvania -
                  Health Services, (MBIA INS),
                  5.25%, 1/1/2012                                     966,690
                                                                 ------------
                Total                                               3,791,770
                                                                 ------------

TENNESSEE - 1.9%
   2,900,000    Jackson, TN Water & Sewer, Revenue
                  Bonds, 6.30%, 7/1/2011,
                  Escrowed to maturity                              2,979,431
                                                                 ------------

TEXAS - 7.1%
   2,500,000    Harris County, TX HFDC, Revenue Bonds,
                  Memorial Hospital System, (MBIA INS),
                  5.75%, 6/1/2019                                   2,401,000
   1,000,000    Houston, TX Water Conveyance System
                  Contract, Certificate Participation Series J,
                  (AMBAC INS), 6.125%, 12/15/2009                   1,044,750
   2,290,000    Laredo, TX Independent School District,
                  GO UT, 6.75%, 8/1/2009                            2,508,397
   2,500,000    Port Houston Authority, TX Harris
                  County, Revenue Bonds, (MBIA INS),
                  6.50%, 5/1/2005                                   2,555,900
   2,500,000    Texas Water Development Board,
                  Revenue Bonds, 5.50%, 7/15/2010                   2,509,475
                                                                 ------------
                Total                                              11,019,522
                                                                 ------------

UTAH - 1.6%
   2,500,000    Davis County, UT School District, GO UT,
                  (MBIA INS), 5.70%, 6/1/2007                       2,562,150
                                                                 ------------

VIRGINIA - 0.7%
   1,000,000    Chesapeake Bay Bridge & Tunnel District,
                  VA, Revenue Bonds, (FGIC INS),
                  5.60%, 7/1/2007                                   1,021,320
                                                                 ------------
WASHINGTON - 4.0%
   2,500,000    Seattle, WA Municipal Lighting & Power,
                  Revenue Bonds, 6.10%, 7/1/2005,
                  Prerefunded 7/1/2004                              2,627,425
   1,000,000    Snohomish County, WA Public Electric
                  Utility District No. 001, Revenue
                  Bonds, 6.75%, 1/1/2012                            1,088,870
     330,000    Tacoma, WA Electric System, Revenue
                  Bonds, (AMBAC INS), 6.15%, 1/1/2008,                341,365
   2,170,000    Tacoma, WA Electric System, Revenue
                  Bonds, (AMBAC INS), 6.15%, 1/1/2008,
                  Prerefunded                                       2,225,661
                                                                 ------------
                Total                                               6,283,321
                                                                 ------------

WASHINGTON, D.C. - 0.8%
   1,350,000    District of Columbia, Revenue Bonds,
                  Association of American Medical
                  Colleges, (AMBAC INS),
                  5.375%, 2/15/2017                                 1,262,304
                                                                 ------------

WEST VIRGINIA - 1.5%
   6,370,000    Kanawha Putnam County, Charleston,
                  WV Single Family Mortgage,
                  0.00%, 12/1/2016, principal only                  2,359,703
                                                                 ------------

WISCONSIN - 4.1%
   2,460,000    Wisconsin Health and Educational
                  Facilities Authority, Revenue Bonds,
                  Aurora Medical Group, (FSA INS),
                  5.60%, 11/15/2016                                 2,354,195
   2,000,000    Wisconsin Health and Educational
                  Facilities Authority, Revenue Bonds,
                  Meriter Hospital, Inc., (MBIA INS),
                  6.00%, 12/1/2017                                  1,979,720
   2,095,000    Wisconsin State, GO UT, (FGIC INS),
                  5.50%, 5/1/2010                                   2,103,862
                                                                 ------------
                Total                                               6,437,777
                                                                 ------------
TOTAL LONG-TERM MUNICIPALS
  (IDENTIFIED COST $150,092,222)                                  147,750,140
                                                                 ------------
MUTUAL FUNDS - 3.3%
   5,184,555    SEI Tax Exempt Money Market Fund                    5,184,555
      30,268    Tax-Free Inv. Co.                                      30,268
                                                                 ------------
TOTAL MUTUAL FUNDS
  (IDENTIFIED COST $5,214,823)                                      5,214,823
                                                                 ------------
TOTAL INVESTMENTS - 98.3%
  (IDENTIFIED COST $155,307,045)                                  152,964,963
                                                                 ------------
OTHER ASSETS, LESS LIABILITIES - 1.7%                               2,704,387
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $155,669,350
                                                                 ------------
                                                                 ------------

                      (See Notes to Financial Statements.)

Firstar Stellar U.S. Government Income Fund        May 31, 2000 (Unaudited)

PRINCIPAL AMOUNT
  OR CONTRACTS                                                        VALUE
----------------                                                      -----
CORPORATE BONDS - 30.4%

AUTOMOBILE - 1.1%
  $2,250,000    Ford Motor Co., 6.375%, 2/1/2029                   $1,805,202
                                                                 ------------

BANKING - 2.7%
   3,000,000    Citigroup Inc., 9.50%, 3/1/2002                     3,094,968
   1,400,000    Huntington National Bank,
                  6.75%, 6/15/2003                                  1,348,966
                                                                 ------------
                Total                                               4,443,934
                                                                 ------------

BUILDING & CONSTRUCTION PRODUCTS - 1.2%
   2,000,000    Masco Corp., 6.125%, 9/15/2003                      1,885,920
                                                                 ------------

CHEMICALS - 0.5%
     735,417    Dow Chemical Co., 7.60%, 1/2/2002                     735,700
                                                                 ------------

DEFENSE - 1.2%
   2,000,000    Martin Marietta Corp., 6.50%, 4/15/2003             1,910,182
                                                                 ------------

ELECTRONICS - 0.4%
     750,000    Motorola, Inc., 6.50%, 11/15/2028                     625,951
                                                                 ------------

FINANCE - 7.5%
   1,750,000    Associates Corp. of North America,
                  5.50%, 2/15/2004                                  1,615,414
   1,750,000    Bear Stearns Companies Inc. (The),
                  6.45%, 8/1/2002                                   1,697,306
     850,000    Chevron Capital USA, Inc.,
                  7.45%, 8/15/2004                                    835,913
     500,000    Ford Motor Credit Corp.,
                  6.11%, 12/28/2001                                   488,609
   1,500,000    General Electric Global Insurance
                  Holding Corp., 7.00%, 2/15/2026                   1,315,833
   1,000,000    Goldman Sachs Group,
                  6.65%, 5/15/2009                                    893,747
     250,000    International Lease Finance Corp.,
                  8.375%, 12/15/2004                                  254,106
   2,000,000    Merrill Lynch & Co., Inc.,
                  6.00%, 2/17/2009                                  1,728,926
   2,000,000    Salomon Smith Barney Holdings Inc.,
                  6.25%, 1/15/2005                                  1,877,832
   1,500,000    Sears Roebuck Acceptance Corp.,
                  7.00%, 6/15/2007                                  1,389,351
                                                                 ------------
                Total                                              12,097,037
                                                                 ------------

HOUSEHOLD PRODUCTS - 0.5%
   1,000,000    Procter & Gamble Co., 7.375%, 3/1/2023                928,876
                                                                 ------------

INDUSTRIAL - 1.3%
   2,200,000    Fort James Corp., 6.625%, 9/15/2004                 2,082,703
                                                                 ------------

INTERNATIONAL - 1.7%
     100,000    Koninklijke Philips Electronics NV, ADR,
                  8.375%, 9/15/2006                                   102,226
   2,000,000    TransCanada PipeLines Ltd.,
                  9.125%, 4/20/2006                                 2,087,958
     430,000    TransCanada PipeLines Ltd.,
                  8.625%, 5/15/2012                                   440,623
                                                                 ------------
                Total                                               2,630,807
                                                                 ------------

OIL - 3.5%
   1,000,000    Ashland Inc., 7.90%, 8/5/2006                         966,337
   1,750,000    Enron Corp., 7.625%, 9/10/2004                      1,726,382
   3,000,000    Occidental Petroleum Corp.,
                  8.50%, 11/9/2001                                  3,012,006
                                                                 ------------
                Total                                               5,704,725
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS - 1.7%
   1,000,000    Highwoods Forsyth LP, 7.19%, 6/15/2004                929,735
   1,000,000    Irvine Apartment Communities, Inc.,
                  7.00%, 10/1/2007                                    860,377
   1,000,000    Post Apartment Homes LP,
                  7.30%, 4/1/2004                                     973,396
                                                                 ------------
                Total                                               2,763,508
                                                                 ------------

RETAIL - 2.2%
   2,000,000    May Department Stores Company (The),
                  6.70%, 9/15/2028                                  1,621,678
   1,000,000    Safeway, Inc., 5.875%, 11/15/2001                     975,071
   1,000,000    Safeway, Inc., 7.50%, 9/15/2009                       952,992
                                                                 ------------
                Total                                               3,549,741
                                                                 ------------

TELECOMMUNICATIONS - 1.9%
   2,000,000    GTE California, Inc., 5.50%, 1/15/2009              1,691,366
   1,500,000    GTE Corp., 7.83%, 5/1/2023                          1,382,488
                                                                 ------------
                Total                                               3,073,854
                                                                 ------------

UTILITIES - ELECTRIC - 3.0%
     500,000    Northern Illinois Gas Co.,
                  7.26%, 10/15/2025                                   444,057
   4,500,000    ENSEARCH Corp., 6.25%, 1/1/2003                     4,345,700
                                                                 ------------
                Total                                               4,789,757
                                                                 ------------
TOTAL CORPORATE BONDS
  (IDENTIFIED COST $52,343,615)                                    49,027,897
                                                                 ------------

GOVERNMENT AGENCIES - 37.9%

FANNIE MAE - 19.6%
   3,000,000    5.41%, 12/15/2003                                   2,815,668
  14,318,000    5.125%, 2/13/2004                                  13,279,930
   1,000,000    6.50%, 4/29/2009                                      917,519
   5,500,000    6.625%, 9/15/2009                                   5,183,673
   5,000,000    6.00%, 2/25/2011, REMIC,
                  Series 1996-21-PK                                 4,542,775
   4,250,000    6.50%, 4/25/2023, REMIC,
                  Series 1993-210-PL                                3,980,784
   1,000,000    6.25%, 5/15/2029                                      871,073
                                                                 ------------
                Total                                              31,591,422
                                                                 ------------

FEDERAL HOME LOAN BANK - 9.1%
   5,500,000    6.00%, 8/15/2002                                    5,361,620
   1,500,000    5.40%, 1/15/2003                                    1,431,994
   2,500,000    7.125%, 2/15/2005                                   2,475,378
   1,000,000    5.038%, 10/14/2008                                    847,679
   2,000,000    5.705%, 3/2/2009                                    1,770,196
   3,000,000    6.30%, 6/3/2009                                     2,765,784
                                                                 ------------
                Total                                              14,652,651
                                                                 ------------

FREDDIE MAC - 9.2%
   2,075,000    6.22%, 3/24/2003                                    2,015,624
   5,000,000    7.375%, 5/15/2003                                   4,996,875
   1,000,000    6.875%, 1/15/2005                                     980,660
   2,000,000    7.585%, 9/19/2006                                   1,959,784
     254,766    6.00%, 8/1/2013                                       235,434
   2,000,000    6.50%, 3/15/2026                                    1,803,932
   2,968,195    7.50%, 1/1/2030                                     2,889,547
                                                                 ------------
                Total                                              14,881,856
                                                                 ------------
TOTAL GOVERNMENT AGENCIES
  (IDENTIFIED COST $63,361,953)                                    61,125,929
                                                                 ------------

U.S. TREASURIES - 30.4%

U.S. TREASURY BONDS - 18.6%
   5,400,000    9.875%, 11/15/2015                                  7,188,750
   1,500,000    9.00%, 11/15/2018                                   1,915,312
   3,500,000    8.125%, 8/15/2019                                   4,157,346
   4,250,000    8.75%, 5/15/2020                                    5,361,643
   5,250,000    6.75%, 8/15/2026                                    5,550,237
   6,000,000    6.125%, 11/15/2027                                  5,880,000
                                                                 ------------
                Total                                              30,053,288
                                                                 ------------

U.S. TREASURY NOTES - 11.2%
   8,000,000    5.875%, 10/31/2001                                  7,905,000
   3,000,000    6.625%, 3/31/2002                                   2,994,376
   7,000,000    7.50%, 5/15/2002                                    7,098,441
                                                                 ------------
                Total                                              17,997,817
                                                                 ------------

U.S. TREASURY STRIPS - 0.6%
   5,000,000    0.00%, 11/15/2027, principal only                     960,605
                                                                 ------------
TOTAL U.S. TREASURIES
  (IDENTIFIED COST $50,674,641)                                    49,011,710
                                                                 ------------

CALL OPTIONS PURCHASED - 0.0%
         100    Chicago Board Options Exchange 30-Year
                  Treasury Bond Index, expires 7/22/2000,
                  exercise price $60                                   11,875
                                                                 ------------
TOTAL CALL OPTIONS PURCHASED
  (IDENTIFIED COST $14,050)                                            11,875
                                                                 ------------

SHORT-TERM INVESTMENT - 0.2%

REPURCHASE AGREEMENT - 0.2%
    $242,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%,
                  dated 5/31/2000, due 6/1/2000,
                  repurchase price $242,043
                  (Collateralized  by U.S.
                  Government Securities)                              242,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $242,000)                                          242,000
                                                                 ------------
TOTAL INVESTMENTS - 98.9%
  (IDENTIFIED COST $166,636,259)                                  159,419,411
                                                                 ------------
OTHER ASSETS, LESS LIABILITIES - 1.1%                               1,812,781
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $161,232,192
                                                                 ------------
                                                                 ------------

                      (See Notes to Financial Statements.)

Firstar Stellar Strategic Income Fund     May 31, 2000 (Unaudited)

   SHARES,
PRINCIPAL AMOUNT
  OR CONTRACTS                                                        VALUE
----------------                                                      -----
DOMESTIC EQUITY - 11.1%

COMMON STOCKS - 3.8%

AUTOMOTIVE PARTS & EQUIPMENT - 0.6%
      20,000    Dana Corp.                                           $522,250
      15,000    Goodyear Tire & Rubber Co. (The)                      373,125
                                                                 ------------
                Total                                                 895,375
                                                                 ------------

BANKING & FINANCE - 0.5%
      10,000    Banc One Corp.                                        330,625
      15,000    KeyCorp                                               315,000
                                                                 ------------
                Total                                                 645,625
                                                                 ------------

INSURANCE - 0.2%
      22,500    Ohio Casualty Corp.                                   268,594
                                                                 ------------

RETAIL - 0.3%
      20,000    Penney (J.C.) Co., Inc.                               362,500
                                                                 ------------

TOBACCO - 0.8%
      40,000    Philip Morris Cos., Inc.                            1,045,000
                                                                 ------------

UTILITIES - 1.4%
      12,500    Central and South West Corp.                          260,156
       1,900    GPU, Inc.                                              53,675
      20,000    Kansas City Power & Light Co.                         473,750
      25,000    TXU Corp.                                             893,750
      14,900    Western Resources, Inc.                               232,813
                                                                 ------------
                Total                                               1,914,144
                                                                 ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $4,859,683)                                      5,131,238
                                                                 ------------

PREFERRED STOCKS - 7.3%

ENERGY - 1.2%
      68,200    Enron Capital Trust I, $2.08                        1,628,275
                                                                 ------------

FINANCE - 4.8%
      40,000    Merrill Capital Trust V,  $1.82                       865,000
      11,100    MSDW Capital Trust I, $1.78                           231,019
     136,500    PLC Capital Trust I,  Series B, $2.06               3,054,188
      75,000    SI Financing Trust I, $2.38                         1,917,188
      25,000    TXU Capital Trust II, $2.18                           620,313
                                                                 ------------
                Total                                               6,687,708
                                                                 ------------

TELECOMMUNICATIONS - 0.8%
      50,000    MCI Capital I, Series A, $2.00                      1,152,344
                                                                 ------------

UTILITIES - 0.5%
      32,500    Alabama Power Capital Trust II,  $1.90                710,938
                                                                 ------------
TOTAL PREFERRED STOCKS
  (IDENTIFIED COST $11,010,313)                                    10,179,265
                                                                 ------------
TOTAL DOMESTIC EQUITY
  (IDENTIFIED COST $15,869,996)                                    15,310,503
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS - 20.1%
      10,000    Apartment Investment & Management Co.                 400,625
      20,000    Archstone Communities Trust                           433,750
      55,000    Bedford Property Investors, Inc.                      979,687
      45,000    Brandywine Realty Trust                               795,938
      30,000    CarrAmerica Realty Corp.                              750,000
       5,000    Crescent Real Estate Equities Co.                     102,187
     130,000    Developers Diversified Realty Corp.                 1,876,875
      15,000    Duke-Weeks Realty Corp.                               323,438
      20,000    EastGroup Properties, Inc.                            430,000
      60,000    Equity Residential Properties Trust,
                  Pfd., $1.81                                       1,335,000
      84,637    Healthcare Realty Trust, Inc.                       1,407,090
      23,000    Highwoods Properties, Inc., Pfd., $2.00               419,750
      55,000    Hospitality Properties Trust                        1,265,000
      42,100    Kimco Realty Corp., Cumulative
                  Pfd., $2.13                                         899,888
     170,000    LaSalle Hotel Properties                            2,380,000
     162,000    Lexington Corporate Properties Trust                1,782,000
      70,000    Liberty Property Trust                              1,750,000
      30,000    Pacific Gulf Properties Inc.                          693,750
      84,356    Pennsylvania Real Estate Investment Trust           1,470,958
      55,000    Public Storage, Inc., Pfd., Series F, $2.44         1,357,812
     175,000    RFS Hotel Investors, Inc.                           2,100,000
      77,300    Realty Income Corp.                                 1,826,212
      20,000    Reckson Associates Realty Corp.                       438,750
     148,700    Sizeler Property Investors, Inc.                    1,068,782
      20,000    Storage USA, Inc.                                     601,250
     114,000    Winston Hotels, Inc.                                  862,125
                                                                 ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $30,607,369)                                    27,750,867
                                                                 ------------

CORPORATE BONDS - 40.2%

AUTOMOTIVE - 2.0%
  $2,925,000    Ford Motor Co., 7.50%, 8/1/2026                     2,681,783
                                                                 ------------

BANKS & SAVINGS INSTITUTIONS - 1.7%
     500,000    Capital Holding Corp., 9.25%, 5/7/2001                503,939
   2,000,000    Wells Fargo & Co., 7.96%, 12/15/2026                1,777,690
                                                                 ------------
                Total                                               2,281,629
                                                                 ------------

COMPUTERS - 2.2%
   3,500,000    Dell Computer Corp., 7.10%, 4/15/2028               3,034,808
                                                                 ------------

DIVERSIFIED ENERGY - 1.6%
   2,000,000    Occidental Petroleum Corp.,
                  10.69%, 7/27/2000                                 2,223,140
                                                                 ------------

ENERGY - 4.4%
     750,000    Ashland Inc., Series F, 7.90%, 8/5/2006               724,753
   1,500,000    Ashland Inc., 7.78%, 9/19/2016                      1,377,233
   2,000,000    Atlantic Richfield Co., Series B,
                  8.60%, 5/15/2012                                  2,126,534
     500,000    Chevron Capital USA, Inc.,
                  7.45%, 8/15/2004                                    491,714
   1,000,000    Coastal Corp., 9.625%, 5/15/2012                    1,097,422
     289,000    Duke Energy Corp., 7.875%, 5/1/2024                   272,458
                                                                 ------------
                Total                                               6,090,114
                                                                 ------------

FINANCE - 6.4%
   2,000,000    Banc One Corp., 8.00%, 4/29/2027                    1,899,840
   2,000,000    Finova Capital Corp., 9.125%, 2/27/2002             1,735,908
   1,500,000    International Lease Finance Corp.,
                  8.375%, 12/15/2004                                1,524,641
   4,150,000    NationsBank Capital Trust IV,
                  8.25%, 4/15/2027                                  3,749,894
                                                                 ------------
                Total                                               8,910,283
                                                                 ------------

GROCERY STORE - RETAIL - 2.2%
   3,000,000    Safeway, Inc., Medium Term Note,
                  8.57%, 4/1/2003                                   3,025,560
                                                                 ------------

HOUSEHOLD PRODUCTS - 1.3%
   2,000,000    Procter & Gamble Co., 7.375%, 3/1/2023              1,857,752
                                                                 ------------

INDUSTRIAL - 1.2%
   2,000,000    Lockheed Martin Corp.,
                  7.875%, 3/15/2023                                 1,706,600
                                                                 ------------

INSURANCE - 1.5%
   2,000,000    Ohio National Life Insurance Co.,
                  8.875%, 7/15/2004                                 2,031,284
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS - 7.4%
   2,000,000    AvalonBay Communities, Inc.,
                  6.80%, 7/15/2006                                  1,831,362
   2,000,000    EOP Operating LP, 6.763%, 6/15/2007                 1,804,046
   2,000,000    Highwoods Forsyth LP, 7.19%, 6/15/2004              1,859,470
   1,125,000    Irvine Apartment Communities, Inc.,
                  7.00%, 10/1/2007                                    967,924
   1,000,000    Post Apartment Homes LP,
                  7.30%, 4/1/2004                                     973,396
   2,000,000    Spieker Properties, Inc., 8.00%, 7/19/2005          1,960,944
   1,000,000    Spieker Properties, Inc., 7.35%, 12/1/2017            846,974
                                                                 ------------
                Total                                              10,244,116
                                                                 ------------

RETAIL & APPAREL - 4.0%
   2,250,000    Federated Department Stores, Inc.,
                  7.45%, 7/15/2017                                  2,013,959
   1,000,000    May Department Stores Company (The),
                  7.625%, 8/15/2013                                   958,469
   1,050,000    Penney (J.C.) Co., Inc., 9.45%, 7/15/2002           1,036,777
   1,000,000    Penney (J.C.) Co., Inc., 7.95%, 4/1/2017              766,656
     725,000    Sears, Roebuck & Co., 8.66%, 10/2/2006                740,469
                                                                 ------------
                Total                                               5,516,330
                                                                 ------------

TELECOMMUNICATIONS - 2.3%
   3,500,000    GTE Corp., 7.83%, 5/1/2023                          3,225,807
                                                                 ------------

TOBACCO - 0.7%
   1,017,000    Philip Morris Cos., Inc., 7.125%, 8/15/2002           991,124
                                                                 ------------

UTILITIES - 1.3%
   2,000,000    Northern Illinois Gas Co.,
                  7.26%, 10/15/2025                                 1,776,228
                                                                 ------------
TOTAL CORPORATE BONDS
  (IDENTIFIED COST $61,684,339)                                    55,596,558
                                                                 ------------

INTERNATIONAL SECURITIES - 11.6%

CLOSED-END INVESTMENT COMPANIES - 1.8%
     220,000    First Commonwealth Fund Inc.                        1,925,000
     125,000    First Australia Prime Income Fund                     515,625
                                                                 ------------
                Total                                               2,440,625
                                                                 ------------

ELECTRONICS - 0.7%
   1,000,000    Koninklijke Philips Electronics NV,
                  8.375%, 9/15/2006                                 1,022,266
                                                                 ------------

FINANCE - 5.4%
   3,700,000    ABN-AMRO Bank NV, New York,
                  7.75%, 5/15/2023                                  3,411,996
   4,500,000    Zurich Capital Trust, 8.376%, 6/1/2037              4,058,100
                                                                 ------------
                Total                                               7,470,096
                                                                 ------------

INTERNATIONAL OIL - 3.7%
     144,300    TransCanada PipeLines Ltd., Pfd., $2.13             3,201,656
   1,645,000    TransCanada PipeLines Ltd.,
                  9.875%, 1/1/2021                                  1,885,116
                                                                 ------------
                Total                                               5,086,772
                                                                 ------------
TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $19,125,901)                                    16,019,759
                                                                 ------------

MORTGAGE-BACKED SECURITIES - 15.2%

FANNIE MAE - 4.1%
     228,953    7.00%, 11/1/2006                                      223,944
     287,393    7.50%, 4/1/2007                                       286,450
     235,125    8.40%, REMIC, 8/25/2019                               238,265
   1,398,298    8.00%, 4/1/2020                                     1,393,495
      48,847    7.50%, REMIC, 5/25/2020                                48,670
     543,567    9.50%, REMIC, 6/25/2020                               563,899
   2,992,752    8.00%, 2/1/2030                                     2,970,572
                                                                 ------------
                Total                                               5,725,295
                                                                 ------------

FREDDIE MAC - 4.8%
      14,420    11.00%, 4/1/2003                                       14,593
     670,000    10.00%, REMIC, 12/15/2020                             696,985
   2,000,000    10.00%, REMIC, 1/15/2021                            2,121,471
     360,703    9.00%, 5/1/2021                                       372,252
     682,965    7.50%, REMIC, 7/15/2021                               683,535
   2,000,000    7.50%, REMIC, 5/20/2024                             1,990,218
     759,050    8.50%, 6/1/2024                                       771,915
                                                                 ------------
                Total                                               6,650,969
                                                                 ------------

GINNIE MAE - 6.3%
      65,380    9.00%, 7/15/2016                                       67,671
     203,257    9.00%, 1/15/2022                                      210,071
   4,000,000    7.50%, REMIC, 5/16/2023                             3,947,584
     330,743    8.00%, 11/20/2026                                     330,147
     530,001    7.50%, 12/15/2026                                     521,546
   1,005,822    7.50%, 2/20/2027                                      983,549
   2,773,174    6.50%, 12/20/2028                                   2,581,619
                                                                 ------------
                Total                                               8,642,187
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (IDENTIFIED COST $21,758,988)                                    21,018,451
                                                                 ------------

PUT OPTIONS PURCHASED - 0.0%
         100    Anheuser-Busch Companies, Inc.,
                  expires 6/17/2000, exercise price $50                   940
         100    Citigroup Inc., expires 6/17/2000,
                  exercise price $47.50                                   940
         100    Home Depot, Inc. (The), expires 11/18/2000,
                  exercise price $45                                   35,000
         200    Kohl's Corp., expires 7/22/2000,
                  exercise price $37.50                                11,250
         100    Merrill Lynch & Co., expires 7/22/2000,
                  exercise price $80                                   16,875
                                                                 ------------
TOTAL PUT OPTIONS PURCHASED
  (IDENTIFIED COST $78,616)                                            65,005
                                                                 ------------

SHORT-TERM INVESTMENT - 1.2%

REPURCHASE AGREEMENT - 1.2%
  $1,599,000    Donaldson, Lufkin and Jenrette Securities
                  Corp., 6.40%, dated 5/31/2000, due
                  6/1/2000, repurchase price $1,599,284
                  (Collateralized by U.S. Government
                  Securities)                                       1,599,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $1,599,000)                                      1,599,000
                                                                 ------------
TOTAL INVESTMENTS - 99.4%
  (IDENTIFIED COST $150,724,209)                                  137,360,143
                                                                 ------------
OTHER ASSETS, LESS LIABILITIES - 0.6%                                 889,446
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $138,249,589
                                                                 ------------
                                                                 ------------

SCHEDULE OF CALL OPTIONS WRITTEN
         125    Central and South West Corp.,
                  expires 8/19/2000, exercise price $20                21,094
          50    Crescent Real Estate Equities Co.,
                  expires 7/22/2000, exercise price $17.50             15,938
         200    Penney (J.C.) Co., Inc., expires 8/19/2000,
                  exercise price $17.50                                30,000
         400    Philip Morris Cos., Inc., expires 1/20/2001,
                  exercise price $25                                  175,000
         100    TXU Corp., expires 7/22/2000,
                  exercise price $35                                   15,625
                                                                 ------------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $146,434)                                        257,657
                                                                 ------------

SCHEDULE OF PUT OPTIONS WRITTEN
         100    Goodyear Tire & Rubber Co. (The),
                  expires 7/22/2000, exercise price $25                14,375
         100    Home Depot, Inc. (The), expires 11/18/2000,
                  exercise price $55                                   89,375
         200    Kohl's Corp., expires 7/22/2000,
                  exercise price $45                                   40,000
         100    Merrill Lynch & Co., expires 7/22/2000,
                  exercise price $90                                   42,500
         200    Starwood Hotels & Resorts Worldwide, Inc.,
                  expires 8/19/2000, exercise price $25                20,000
          50    U S WEST, Inc., expires 7/22/2000,
                  exercise price $65                                    9,375
                                                                 ------------
TOTAL PUT OPTIONS WRITTEN
  (PREMIUMS RECEIVED $237,698)                                        215,625
                                                                 ------------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $384,132)                                       $473,282
                                                                 ------------
                                                                 ------------

                      (See Notes to Financial Statements.)

Abbreviations to Portfolios of Investments

The following abbreviations are used in these portfolios:

AMBAC --  American Municipal Bond Assurance Corporation
FGIC  --  Financial Guaranty Insurance Company
FSA   --  Financial Security Assurance
GO    --  General Obligation
HFDA  --  Health Facility Development Authority
HFDC  --  Health Facility Development Corporation
INS   --  Insured
LP    --  Limited Partnership
LT    --  Limited Tax
MBIA  --  Municipal Bond Investors Assurance
PCA   --  Pollution Control Authority
PFA   --  Public Facility Authority
PFD   --  Preferred
REMIC --  Real Estate Mortgage Investment Conduit
UT    --  Unlimited Tax

Statements of Assets and Liabilities
May 31, 2000 (Unaudited)

                                                        Firstar Stellar          Firstar Stellar          Firstar Stellar
                                                            Insured              U.S. Government             Strategic
                                                            Tax-Free                  Income                   Income
                                                           Bond Fund                   Fund                     Fund
                                                        ---------------          ---------------          ---------------
ASSETS:
   Total investments in securities, at value              $152,964,964             $159,419,411             $137,360,143
   Cash                                                             --                      864                       --
   Income receivable                                         2,752,936                2,131,407                1,776,873
   Receivable for investments sold                                  --                       --                1,429,260
   Receivable for Fund shares sold                             350,000                   56,690                   10,009
   Other assets                                                 23,190                   20,303                   36,644
                                                          ------------             ------------             ------------
        Total assets                                       156,091,090              161,628,675              140,612,929
                                                          ------------             ------------             ------------

LIABILITIES:
   Payable for investments purchased                                --                       --                1,340,500
   Payable for Fund shares redeemed                            266,314                   80,821                   88,284
   Payable to bank                                                  --                       --                   77,536
   Income distribution payable                                      --                  152,232                  179,595
   Options written, at value                                        --                       --                  473,282
   Payable to affiliates                                       147,836                  158,315                  194,714
   Accrued expenses                                              7,590                    5,115                    9,429
                                                          ------------             ------------             ------------
        Total liabilities                                      421,740                  396,483                2,363,340
                                                          ------------             ------------             ------------
NET ASSETS                                                $155,669,350             $161,232,192             $138,249,589
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------

NET ASSETS CONSIST OF:
   Paid in capital                                        $157,756,780             $170,388,780             $180,069,794
   Accumulated undistributed (distributions in excess of)
        net investment income                                    3,279                       --                 (465,496)
   Accumulated undistributed net realized gain (loss)
        on investments and options                             251,372               (1,939,740)             (27,901,493)
   Net unrealized depreciation on
        investments and options                             (2,342,081)              (7,216,848)             (13,453,216)
                                                          ------------             ------------             ------------
        Total net assets                                  $155,669,350             $161,232,192             $138,249,589
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------

NET ASSETS:
   A Shares                                               $155,669,340             $159,911,214                       $8
   B Shares                                                         10                1,320,978              138,249,581
                                                          ------------             ------------             ------------
        Total net assets                                  $155,669,350             $161,232,192             $138,249,589
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------

SHARES OUTSTANDING:
   A Shares                                                 15,949,835               17,237,526                        1
   B Shares                                                          1                  142,458               16,609,431
                                                          ------------             ------------             ------------
        Total shares outstanding                            15,949,836               17,379,984               16,609,432
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------

NET ASSET VALUE PER SHARE:
   A Shares                                                      $9.76                    $9.28                    $8.32
   B Shares                                                      $9.76                    $9.27                    $8.32
                                                          ------------             ------------             ------------

OFFERING PRICE PER SHARE:
   A Shares                                                     $10.17                    $9.67                    $8.67
   B Shares                                                      $9.76                    $9.27                    $8.32
                                                          ------------             ------------             ------------

REDEMPTION PROCEEDS PER SHARE:
   A Shares                                                      $9.76                    $9.28                    $8.32
   B Shares                                                      $9.27                    $8.81                    $7.90
                                                          ------------             ------------             ------------
Investments, at identified cost                           $155,307,045             $166,636,259             $150,724,209
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------
Investments, at tax cost                                  $155,307,045             $166,661,329             $151,798,067
                                                          ------------             ------------             ------------
                                                          ------------             ------------             ------------

                      (See Notes to Financial Statements.)

Statements of Operations
Six Months Ended May 31, 2000 (Unaudited)

                                                             Firstar Stellar     Firstar Stellar     Firstar Stellar
                                                                 Insured         U.S. Government        Strategic
                                                                 Tax-Free             Income              Income
                                                                Bond Fund              Fund                Fund
                                                             ---------------     ---------------     ---------------
INVESTMENT INCOME:
   Interest income                                               $4,135,619          $5,466,100          $3,904,201
   Dividend income                                                       --                  --           2,703,442
                                                                 ----------          ----------          ----------
          Total income                                            4,135,619           5,466,100           6,607,643
                                                                 ----------          ----------          ----------

EXPENSES:
   Investment advisory fees                                         596,629             493,490             700,668
   Shareholder services fees                                        198,873             205,620             184,193
   Administration fees                                               87,505              90,473              81,130
   Portfolio accounting fees                                         27,116              32,391              29,223
   Custodian fees                                                    19,888              20,562              18,439
   Transfer and dividend disbursing agent fees and expenses          19,183              20,655              29,460
   Federal and state registration fees                                6,717               7,783               4,426
   Auditing fees                                                      5,817               5,793               5,817
   Printing and postage                                               3,747               5,037              14,630
   Trustees' fees                                                     2,602               2,602               2,602
   Legal fees                                                         1,066               1,082               1,082
   Miscellaneous                                                      2,013               2,196               2,196
                                                                 ----------          ----------          ----------
          Total expenses                                            971,156             887,684           1,073,866
                                                                 ----------          ----------          ----------

Waivers--
   Waiver of investment advisory fees                              (159,101)                 --                  --
   Waiver of shareholder services fees                              (87,680)            (90,647)            (81,864)
                                                                 ----------          ----------          ----------
          Total  waivers                                           (246,781)            (90,647)            (81,864)
                                                                 ----------          ----------          ----------
             Net expenses                                           724,375             797,037             992,002
                                                                 ----------          ----------          ----------
                 NET INVESTMENT INCOME                            3,411,244           4,669,063           5,615,641
                                                                 ----------          ----------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on investments and options                 251,431            (676,083)         (5,389,908)
Net change in unrealized appreciation (depreciation)
  on investments and options                                     (2,592,350)         (1,857,712)          2,170,255
                                                                 ----------          ----------          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS      (2,340,919)         (2,533,795)         (3,219,653)
                                                                 ----------          ----------          ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $1,070,325          $2,135,268          $2,395,988
                                                                 ----------          ----------          ----------
                                                                 ----------          ----------          ----------

                      (See Notes to Financial Statements.)

Statements of Changes in Net Assets

                                                                                   Firstar Stellar             Firstar Stellar
                                                    Firstar Stellar Insured        U.S. Government                Strategic
                                                      Tax-Free Bond Fund             Income Fund                 Income Fund
                                                   -------------------------   -----------------------    -------------------------
                                                   Six Months                 Six Months                  Six Months
                                                     Ended       Year Ended      Ended      Year Ended      Ended       Year Ended
                                                  May 31, 2000  November 30, May 31, 2000  November 30,  May 31, 2000  November 30,
                                                  (unaudited)       1999      (unaudited)      1999      (unaudited)       1999
                                                  ------------  ------------ ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income                              $3,411,244    $6,768,988   $4,669,063    $8,588,157    $5,615,641   $13,167,719
Net realized gain (loss) on investments
   and options                                        251,431        92,300     (676,083)     (811,188)   (5,389,908)  (17,555,019)
Net change in unrealized appreciation
   (depreciation) on investments and options       (2,592,350)   (8,739,502)  (1,857,712)  (11,492,349)    2,170,255    (5,028,961)
                                                 ------------  ------------ ------------  ------------  ------------  ------------
   Change in net assets resulting from operations   1,070,325    (1,878,214)   2,135,268    (3,715,380)    2,395,988    (9,416,261)
                                                 ------------  ------------ ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS--
   Distributions from net investment income
       A Shares                                    (3,414,476)   (6,874,733)  (4,632,986)   (8,553,900)           --            --
       B Shares                                            --            --      (36,077)      (44,235)   (6,081,499)  (13,047,652)
   Distributions in excess of net
     investment income
       B Shares                                            --            --           --            --            --      (142,618)
   Distributions from net realized gain on
     investments and options
       A Shares                                       (91,558)     (167,577)          --            --            --            --
                                                 ------------  ------------ ------------  ------------  ------------  ------------
   Change in net assets from distributions to
       shareholders                                (3,506,034)   (7,042,310)  (4,669,063)   (8,598,135)   (6,081,499)  (13,190,270)
                                                 ------------  ------------ ------------  ------------  ------------  ------------

SHARE TRANSACTIONS--
Proceeds from sales of shares                      13,129,636    37,245,264   20,481,487    62,147,773     8,780,425    39,163,705
Net asset value of shares issued to shareholders
   in payment of distributions declared               166,418       158,664    1,901,786     3,007,102     1,630,859     3,845,725
Cost of shares redeemed                           (15,446,598)  (20,459,273) (22,170,562)  (38,365,710)  (29,081,720)  (62,150,941)
                                                 ------------  ------------ ------------  ------------  ------------  ------------
   Change in net assets from share transactions    (2,150,544)   16,944,655      212,711    26,789,165   (18,670,436)  (19,141,511)
                                                 ------------  ------------ ------------  ------------  ------------  ------------
       Change in net assets                        (4,586,253)    8,024,131   (2,321,084)   14,475,650   (22,355,947)  (41,748,042)
                                                 ------------  ------------ ------------  ------------  ------------  ------------

NET ASSETS:
Beginning of period                               160,255,603   152,231,472  163,553,276   149,077,626   160,605,536   202,353,578
                                                 ------------  ------------ ------------  ------------  ------------  ------------
End of period                                    $155,669,350  $160,255,603 $161,232,192  $163,553,276  $138,249,589  $160,605,536
                                                 ------------  ------------ ------------  ------------  ------------  ------------
                                                 ------------  ------------ ------------  ------------  ------------  ------------
Accumulated undistributed
   net investment income included
   in net assets at end of period                      $3,278        $6,511           --            --     $(465,496)         $362
                                                 ------------  ------------ ------------  ------------  ------------  ------------

                      (See Notes to Financial Statements.)

Financial Highlights
(For a share outstanding throughout each period)

                                        NET REALIZED
                                            AND                                    DISTRIBUTIONS   DISTRIBUTIONS     DISTRIBUTIONS
               NET ASSET                 UNREALIZED                 DISTRIBUTIONS    IN EXCESS        FROM NET     IN EXCESS OF NET
                 VALUE,        NET     GAIN (LOSS) ON   TOTAL FROM     FROM NET        OF NET      REALIZED GAIN     REALIZED GAIN
PERIOD ENDED   BEGINNING   INVESTMENT   INVESTMENTS     INVESTMENT    INVESTMENT     INVESTMENT    ON INVESTMENTS   ON INVESTMENTS
NOVEMBER 30,   OF PERIOD     INCOME     AND OPTIONS     OPERATIONS      INCOME         INCOME       AND OPTIONS     AND OPTIONS (D)
                                                                                                                               <F16>
------------   ---------   ----------  --------------  -----------  --------------  ------------   --------------   ---------------
FIRSTAR STELLAR INSURED TAX-FREE BOND FUND
A SHARES
1997(a)<F13>     $10.00        0.44          0.24           0.68         (0.43)         --              --               --
1998             $10.25        0.46          0.26           0.72         (0.46)         --            (0.02)             --
1999             $10.49        0.44         (0.55)         (0.11)        (0.45)         --            (0.01)             --
2000(i)<F21>      $9.92        0.21         (0.15)          0.06         (0.21)         --            (0.01)             --

B SHARES
2000(j)<F22>      $9.95        0.07         (0.19)         (0.12)        (0.07)         --              --               --

FIRSTAR STELLAR U.S. GOVERNMENT INCOME FUND
A SHARES
1995              $9.24        0.60          0.74           1.34         (0.60)         --              --               --
1996              $9.98        0.57         (0.15)          0.42         (0.57)         --              --               --
1997              $9.83        0.57          0.04           0.61         (0.57)         --              --               --
1998              $9.87        0.56          0.30           0.86         (0.55)         --              --               --
1999             $10.18        0.52         (0.76)         (0.24)        (0.52)         --              --               --
2000(i)<F21>      $9.42        0.27         (0.14)          0.13         (0.27)         --              --               --

B SHARES
1998(c)<F15>      $9.89        0.36          0.29           0.65         (0.36)         --              --               --
1999             $10.18        0.52         (0.76)         (0.24)        (0.52)         --              --               --
2000(i)<F21>      $9.42        0.27         (0.15)          0.12         (0.27)         --              --               --

FIRSTAR STELLAR STRATEGIC INCOME FUND
A SHARES
2000(j)<F22>      $8.32        0.11           --            0.11         (0.11)         --              --               --

B SHARES
1995(b)<F14>     $10.00        0.69          0.55           1.24         (0.67)         --            (0.04)           (0.00)(h)
                                                                                                                            <F20>
1996             $10.53        0.73         (0.04)          0.69         (0.72)         --              --               --
1997             $10.50        0.73          0.18           0.91         (0.74)         --              --               --
1998             $10.67        0.72         (0.94)         (0.22)        (0.73)         --            (0.10)             --
1999              $9.62        0.64         (1.10)         (0.46)        (0.63)       (0.01)            --               --
2000(i)<F21>      $8.52        0.32         (0.18)          0.14         (0.34)         --              --               --


                                                           RATIOS TO AVERAGE NET ASSETS
                                                    --------------------------------------------      NET ASSETS,
                   NET ASSET                                        NET             EXPENSE               END          PORTFOLIO
     TOTAL        VALUE, END         TOTAL                       INVESTMENT         WAIVER/            OF PERIOD        TURNOVER
 DISTRIBUTIONS     OF PERIOD       RETURN (E)       EXPENSES       INCOME      REIMBURSEMENT (G)     (000 OMITTED)        RATE
                                         <F17>                                              <F19>
 -------------    ----------       ----------       --------     ----------    -----------------     -------------     ---------

     (0.43)         $10.25           6.91%           0.79%(f)      4.66%(f)          0.45%(f)          $128,591           15%
                                                         <F18>         <F18>             <F18>
     (0.48)         $10.49           7.20%           0.79%         4.43%             0.45%             $152,231           14%
     (0.46)          $9.92          (1.13)%          0.86%         4.27%             0.37%             $160,256           15%
     (0.22)          $9.76           0.59%           0.91%(f)      4.29%(f)          0.31%(f)          $155,669            6%
                                                         <F18>         <F18>             <F18>

     (0.07)          $9.76          (1.21)%          0.97%(f)      4.30%(f)          0.29%(f)                --            6%
                                                         <F18>         <F18>             <F18>

     (0.60)          $9.98          14.90%           0.92%         6.23%             0.20%             $109,666          236%
     (0.57)          $9.83           4.46%           0.92%         5.88%             0.20%             $138,874          158%
     (0.57)          $9.87           6.46%           0.89%         5.88%             0.20%             $137,445          140%
     (0.55)         $10.18           9.00%           0.91%         5.51%             0.20%             $148,773           88%
     (0.52)          $9.42          (2.34)%          0.93%         5.38%             0.16%             $162,523          122%
     (0.27)          $9.28           1.35%           0.97%(f)      5.68%(f)          0.11(f)           $159,911           31%
                                                         <F18>         <F18>             <F18>

     (0.36)         $10.18           6.71%           0.91%(f)      5.51%(f)          0.20%(f)              $305           88%
                                                         <F18>         <F18>             <F18>
     (0.52)          $9.42          (2.36)%          0.93%         5.38%             0.16%               $1,030          122%
     (0.27)          $9.27           1.25%           0.97%(f)      5.68%(f)          0.11%(f)            $1,321           31%
                                                         <F18>         <F18>             <F18>

     (0.11)          $8.32           1.32%           1.42%(f)      6.94%(f)          0.09%(f)                --           29%
                                                         <F18>         <F18>             <F18>

     (0.71)         $10.53          12.71%           1.47%(f)      7.41%(f)          0.30%(f)           $47,513          258%
                                                         <F18>         <F18>             <F18>
     (0.72)         $10.50           6.99%           1.36%         7.26%             0.20%             $110,775          201%
     (0.74)         $10.67           9.02%           1.26%         7.13%             0.20%             $179,413          142%
     (0.83)          $9.62          (2.16)%          1.26%         7.19%             0.20%             $202,354          146%
     (0.64)          $8.52          (4.99)%          1.28%         6.95%             0.16%             $160,605           73%
     (0.34)          $8.32           1.77%           1.35%(f)      7.62%(f)          0.11%(f)          $138,250           29%
                                                         <F18>         <F18>             <F18>

(a)<F13> Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.
(b)<F14> Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(c)<F15> Reflects operations for the period from April 27, 1998 (date of initial public investment) to November 30, 1998.
(d)<F16> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
(e)<F17> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.
(f)<F18>  Computed on an annualized basis.
(g)<F19> This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(h)<F20>  Less than one cent per share.
(i)<F21>  For the six months ended May 31, 2000 (unaudited).
(j)<F22> Reflects operations for the period from March 31, 2000 (date of initial public investment) to May 31, 2000 (unaudited).

                      (See Notes to Financial Statements.)

Notes to Financial Statements
MAY 31, 2000 (UNAUDITED)

(1) ORGANIZATION

Firstar Stellar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten diversified portfolios and two non-diversified portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

  PORTFOLIO NAME                          INVESTMENT OBJECTIVE
  --------------                          --------------------
Firstar Stellar Insured Tax-              Provide current income which
  Free Bond Fund                             is exempt from federal
  ("Stellar Tax-Free Bond Fund")             income tax.

Firstar Stellar U.S. Government           Provide current income.
  Income Fund ("U.S.
  Government Income Fund")

Firstar Stellar Strategic Income Fund     Generate high current income.
  ("Strategic Income Fund")

The financial statements of the Money Market and Stock Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Stellar Tax-Free Bond Fund, U.S. Government Income Fund and Strategic Income Fund each issue two classes of shares (A and B Shares). Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge on Class A Shares is 4.00% of the offering price or 4.17% of the net asset value. The Class B Shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Funds' prospectus. The maximum sales charge is 5% for redemptions in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset-backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards approved or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

At November 30, 1999, the U.S. Government Income Fund and Strategic Income Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                         TOTAL CAPITAL-LOSS
        FUND                                CARRYFORWARD
        ----                                ------------
U.S. Government Income Fund                  $1,255,773
Strategic Income Fund                       $21,689,538

Pursuant to the Code, the capital loss carryforward for the U.S. Government Income Fund of $451,531 will expire in the year 2004 and $804,242 will expire in the year 2007. The capital loss carryforward for the Strategic Income Fund of $2,607,161 will expire in the year 2006 and $19,082,377 will expire in the year 2007.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The U.S. Government Income Fund and Strategic Income Fund may write "covered" call option contracts. The Strategic Income Fund may also write "covered" put options. A written option obligates the Funds to deliver (a call) or to receive (a put) the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Fund may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended
May 31, 2000, the U.S. Government Income Fund and Strategic Income Fund had net realized gain on option contracts both written and purchased of $12,953 and $422,974, respectively.

The following is a summary of the U.S. Government Income Fund and Strategic Income Fund written options activity:

                                                   U.S. GOVERNMENT
                                                     INCOME FUND
                                            -----------------------------
                                            NUMBER OF
                                            CONTRACTS      PROCEEDS*<F23>
                                            ---------      --------------
Outstanding at November 30, 1999               100             $27,099
Contracts closed                              (100)            (27,099)
                                              ----             -------
Outstanding at May 31, 2000                     --             $    --
                                              ----             -------
                                              ----             -------

                                                STRATEGIC INCOME FUND
                                            -----------------------------
                                            NUMBER OF
                                            CONTRACTS      PROCEEDS*<F23>
                                            ---------      --------------
Outstanding at November 30, 1999               400             $47,561
Contracts opened                             4,484           1,158,598
Contracts expired                             (420)            (92,347)
Contracts exercised                           (306)            (38,599)
Contracts closed                            (2,533)           (691,081)
                                            ------            --------
Outstanding at May 31, 2000                  1,625            $384,132
                                            ------            --------
                                            ------            --------

*<F23>  Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimates.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                     STELLAR TAX-FREE BOND FUND
                                                                       ------------------------------------------------------
                                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                                             MAY 31, 2000               NOVEMBER 30, 1999
                                                                      ------------------------      -------------------------
A SHARES                                                                SHARES       DOLLARS          SHARES        DOLLARS
-------------------------------------------------------------------   ----------   -----------      ----------    -----------
Shares sold                                                            1,339,452    $13,129,626      3,637,652    $37,245,264
Shares issued to shareholders in payment of distributions declared        16,977        166,418         15,627        158,664
Shares redeemed                                                       (1,569,001)   (15,446,598)    (2,004,702)   (20,459,273)
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from A Share transactions                     (212,572)   $(2,150,554)     1,648,577    $16,944,655
                                                                      ----------    -----------     ----------    -----------


                                                                                     STELLAR TAX-FREE BOND FUND
                                                                       ------------------------------------------------------
                                                                             PERIOD ENDED
                                                                          MAY 31, 2000*<F24>
                                                                      ------------------------
B SHARES                                                                SHARES       DOLLARS
-------------------------------------------------------------------   ----------   -----------
Shares sold                                                                    1            $10
Shares issued to shareholders in payment of distributions declared            --             --
Shares redeemed                                                               --             --
                                                                      ----------    -----------
     Net change resulting from B Share transactions                            1             10
                                                                      ----------    -----------
     Net change resulting from Fund Share transactions                  (212,571)   $(2,150,544)     1,648,577    $16,944,655
                                                                      ----------    -----------     ----------    -----------
                                                                      ----------    -----------     ----------    -----------
*<F24>  For the period from March 31, 2000 (date of initial public investment) to May 31, 2000.


                                                                                     U.S. GOVERNMENT INCOME FUND
                                                                      -------------------------------------------------------
                                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                                             MAY 31, 2000               NOVEMBER 30, 1999
                                                                      ------------------------      -------------------------
A SHARES                                                                SHARES       DOLLARS          SHARES        DOLLARS
-------------------------------------------------------------------   ----------   -----------      ----------    -----------
Shares sold                                                            2,127,804    $19,854,049      6,289,821    $61,288,573
Shares issued to shareholders in payment of distributions declared       199,722      1,866,301        305,559      2,976,521
Shares redeemed                                                       (2,337,638)   (21,816,333)    (3,955,245)   (38,262,406)
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from A Share transactions                      (10,112)      $(95,983)     2,640,135    $26,002,688
                                                                      ----------    -----------     ----------    -----------


                                                                                     U.S. GOVERNMENT INCOME FUND
                                                                      -------------------------------------------------------
                                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                                             MAY 31, 2000               NOVEMBER 30, 1999
                                                                      ------------------------      -------------------------
B SHARES                                                                SHARES       DOLLARS          SHARES        DOLLARS
-------------------------------------------------------------------   ----------   -----------      ----------    -----------
Shares sold                                                               67,358       $627,438         87,005       $859,200
Shares issued to shareholders in payment of distributions declared         3,807         35,485          3,161         30,581
Shares redeemed                                                          (38,090)      (354,229)       (10,742)      (103,304)
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from B Share transactions                       33,075        308,694         79,424        786,477
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from Fund Share transactions                    22,963       $212,711      2,719,559    $26,789,165
                                                                      ----------    -----------     ----------    -----------
                                                                      ----------    -----------     ----------    -----------


                                                                                        STRATEGIC INCOME FUND
                                                                      ------------------------------------------------------
                                                                             PERIOD ENDED
                                                                         MAY 31, 2000**<F25>
                                                                      ------------------------
A SHARES                                                                SHARES       DOLLARS
-------------------------------------------------------------------   ----------   -----------
Shares sold                                                                    1             $8
Shares issued to shareholders in payment of distributions declared            --             --
Shares redeemed                                                               --             --
                                                                      ----------    -----------
     Net change resulting from A Share transactions                            1             $8
                                                                      ----------    -----------


                                                                                        STRATEGIC INCOME FUND
                                                                      -------------------------------------------------------
                                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                                             MAY 31, 2000               NOVEMBER 30, 1999
                                                                      ------------------------      -------------------------
B SHARES                                                                SHARES       DOLLARS          SHARES        DOLLARS
-------------------------------------------------------------------   ----------   -----------      ----------    -----------
Shares sold                                                            1,054,404     $8,780,417      4,275,874    $39,163,705
Shares issued to shareholders in payment of distributions declared       196,164      1,630,859        423,835      3,845,725
Shares redeemed                                                       (3,487,738)   (29,081,720)    (6,898,912)   (62,150,941)
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from B Share transactions                   (2,237,170)   (18,670,444)    (2,199,203)   (19,141,511)
                                                                      ----------    -----------     ----------    -----------
     Net change resulting from Fund Share transactions                (2,237,169)  $(18,670,436)    (2,199,203)  $(19,141,511)
                                                                      ----------    -----------     ----------    -----------
                                                                      ----------    -----------     ----------    -----------
**<F25>  For the period from March 31, 2000 (date of initial public investment) to May 31, 2000.


(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers of Firstar Investment Research & Management Company, LLC (FIRMCO) and Firstar Mutual Fund Services, LLC ("Firstar") serve as officers of the Trust. FIRMCO and Firstar are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

FIRMCO serves as the Trust's investment adviser (the "Adviser"). Prior to April 1, 2000, the Funds were managed by Firstar Bank, N.A. As part of an internal restructuring of the investment advisory function within Firstar Corporation, the investment management resources of Firstar Bank, N.A. have been consolidated with those of FIRMCO. The Adviser receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

     FUND                                   ANNUAL RATE
     ----                                   -----------
Stellar Tax-Free Bond Fund                     0.75%
U.S. Government Income Fund                    0.60%
Strategic Income Fund                          0.95%

The Adviser may voluntarily choose to waive a portion of its fee. In the case of the Stellar Tax-Free Bond Fund, the Adviser has waived a portion of its fee so that the fees actually charged are 0.55% of average daily net assets. The Adviser may modify or terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

C. ADMINISTRATIVE FEES

Firstar provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares of all the Funds and B Shares of the U.S. Government Income Fund and Strategic Income Fund may pay to the distributor of the Funds an amount computed at an annual rate of 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares subject to the Plan. B Shares of the Stellar Tax-Free Bond Fund may pay at an annual rate of up to 0.75% of the average daily net assets. Edgewood Services, Inc. serves as the distributor of the Funds.

The Stellar Tax-Free Bond Fund, U.S. Government Income Fund and Strategic Income Fund are currently not accruing or paying any distribution expenses pursuant to the Plan.

E. SHAREHOLDER SERVICES FEES

Under the terms of the Shareholder Services Agreement with Firstar Bank, N.A., each Fund may pay Firstar Bank, N.A. up to 0.25% of average daily net assets of the Funds for the period. As of February 1, 2000, the shareholder servicing fee was changed to 0.16% of average daily net assets. The fee paid to Firstar Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Firstar Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Firstar serves as transfer and dividend disbursing agent for the Funds. The fee paid to Firstar is based on the size, type and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Firstar is the Funds' accounting services agent. Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

H. CUSTODIAN FEES

Firstar Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000, were as follows:

                                                                 PURCHASES                                 SALES

                                                    U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
                                                    ----------------         -----          ----------------         -----
       Stellar Tax-Free Bond Fund                              --          $8,528,650                  --         $11,883,086
       U.S. Government Income Fund                    $45,904,063           4,207,952         $45,137,984           4,304,773
       Strategic Income Fund                            8,573,696          33,391,278          15,223,469          46,242,412


                                                               NET UNREALIZED          GROSS               GROSS
                                              COST OF           APPRECIATION         UNREALIZED          UNREALIZED
                                            INVESTMENTS        (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                            FOR FEDERAL         FOR FEDERAL         FOR FEDERAL         FOR FEDERAL
                                            TAX PURPOSES        TAX PURPOSES        TAX PURPOSES        TAX PURPOSES
                                            ------------        ------------        ------------        ------------
Stellar Tax-Free Bond Fund                 $155,307,045         $(2,342,081)         $1,355,129          $3,697,210
U.S. Government Income Fund                 166,661,329          (7,241,918)            454,248           7,696,166
Strategic Income Fund                       151,798,067         (14,437,924)          1,056,665          15,494,589

Trustees                                  Officers

Thomas L. Conlan Jr.                   Bruce R. Laning
                                          PRESIDENT
Dr. Alfred Gottschalk                  Joseph C. Neuberger
                                          VICE PRESIDENT
Dr. Robert J. Hill                     Cheryl L. King
                                          TREASURER
Dawn M. Hornback                       Elaine E. Richards
                                          SECRETARY
Lawrence M. Turner

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

    Edgewood Services, Inc. is the distributor of the Firstar Stellar Funds.

FIRSTAR STELLAR FUNDS ARE AVAILABLE THROUGH:

O     THE FIRSTAR FUNDS CENTER,

O     FINANCIAL CONSULTANTS WHO ARE EITHER REGISTERED
      REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.,
      A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,
      OR REGISTERED REPRESENTATIVES OF MDS SECURITIES,
      A DIVISION OF CONSECO FINANCIAL SERVICES, INC.,
      A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

O     AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR STELLAR FUNDS
615 EAST MICHIGAN STREET
P.O. BOX 701
MILWAUKEE, WI 53201-0701

WWW.FIRSTARSTELLARFUNDS.COM

(FIRSTAR STELLAR FUNDS LOGO)

FORM # SFBFSEM-00


STOCK FUNDS

Firstar Stellar Growth Equity Fund
Firstar Stellar Relative Value Fund
Firstar Stellar Science & Technology Fund
Firstar Stellar Fund
Firstar Stellar Capital Appreciation Fund
Firstar Stellar International Equity Fund

Combined Semi-Annual Report
May 31, 2000

(FIRSTAR STELLAR FUNDS LOGO)

President's Message

Dear Shareholder:

MID-YEAR REVIEW

With the Y2K "bug" vanquished, it was back to "business as usual" for investors
- that is, unexpectedly strong economic growth and unbelievably volatile financial markets. The U.S. economy continues to confound the pundits, combining robust growth and low unemployment with modest inflation. However, the jump in energy prices and a tight labor market have fostered a more aggressive Federal Reserve interest rate policy. Clearly, the Fed views the current pace of economic growth as "too fast," creating imbalances likely to accelerate inflation if left unchecked. Some observers believe the Fed is behind the curve and the inflation "genie" is already "out of the bottle." Others contend the Fed is wrongly applying "old" economy metrics to a fundamentally different "new" economy.

In our opinion, the foundation of our current economic success - robust economic growth with low inflation - rests on the twin pillars of global competition and improved productivity. U.S. productivity growth averaged 3.7% over the past twelve months and has averaged 2.3% per year since the end of the last recession.*<F26> Although Fed Chairman Alan Greenspan publicly questions the sustainability of today's productivity gains, the recent upsurge is far from unprecedented. The Golden Age of U.S. productivity growth, from 1950 to 1973, saw labor productivity grow at a 2.7% compound annual rate. Improved productivity tends to mean higher profits. Higher profits lead to more spending on productivity-enhancing technology. Further productivity gains lead to further profit improvements and the process repeats. Although final demand is surging, supply-side investment is growing even faster. Finally, Congressional approval of permanent normal trade relations with China is a reminder that global competition will only intensify.

ECONOMIC & MARKET OUTLOOK

Looking ahead, our investment strategy is predicated on the following trends:

o Adjusted for inflation, U.S. final sales rose at a +6.9% annual rate in the first quarter of this year, representing the fastest growth rate of the current economic cycle.*<F26>

o Consumer confidence remains near record levels reflecting strong income gains, low unemployment and the wealth effect from rising asset values.

o Despite higher interest rates, cheap credit is still available to drive consumer spending.

o  Like a tax increase, higher energy prices erode income gains.

o Although much is made of the wealth effect from higher stock prices, the increase in home values has been the biggest wealth creator for the majority of Americans.

o Higher mortgage rates are beginning to slow the housing market with decelerating price gains not far behind.

o We believe the forty percent drop in the NASDAQ and ongoing stock market volatility will dampen consumer exuberance.

o Fed tightening is raising the dollar's exchange rate, making imports cheaper (holding down U.S. inflation) and exports less competitive (slowing the U.S. economy).

o We believe signs of an economic slowdown are likely to emerge by the fall, allowing the Fed to shift to a neutral policy and bond prices to rally (what is good for bonds may be even better for stocks).

o In the absence of the Treasury buy back, we believe long-term government bond yields would be higher and credit spreads (the difference in yield between a corporate bond and a government bond of equal maturity) narrower.

o Today's high inflation-adjusted bond yields are attractive and we believe the widening in credit spreads creates opportunities to enhance bond portfolio returns.

o Corporate profits are better-than-expected, reflecting ongoing gains from investments in productivity-enhancing technology and efficiencies from restructuring.

o A "Jekyll and Hyde" stock market has emerged as "old economy" shares vie with the leading technology names for investor favor.

o We believe the stock market will broaden out as the year progresses making portfolio diversification, complemented by security selection that emphasizes high quality companies with strong balance sheets, good earnings visibility and dominant industry positions, a winning strategy.

*<F26>  Source:  Department of Labor

In summary, we expect the Federal Reserve will successfully engineer a "soft landing" for the U.S. economy, extending this unprecedented period of economic prosperity. We believe slower growth will prevent inflation from accelerating further, yet corporate profitability should remain strong thanks to ongoing productivity gains and efficiencies achieved through restructuring and mergers. In short, we anticipate the advent of a more favorable environment for financial assets later in the year. As you peruse the following pages of this report, you will find a broad range of equity and fixed income products to help meet a wide variety of investment objectives. As always, we encourage you to contact us with your comments regarding portfolio performance or our investment strategy.

Thank you for your continued confidence in Firstar Stellar Funds.

Sincerely yours,

Firstar Investment Research & Management Company, LLC (FIRMCO)
Investment Policy Committee

John Blixen
Executive Vice President

Richard Burling
Senior Vice President, Director of Credit Research

Walter Dewey
Senior Vice President, Senior Portfolio Manager

Donald Keller
Senior Vice President, Senior Portfolio Manager

George Schupp
Senior Vice President, Director of Fixed Income

Marian Zentmyer, Committee Chairperson
Executive Vice President, Chief Equity Investment Officer

July 24, 2000

Investment Reviews

FIRSTAR STELLAR GROWTH EQUITY FUND

Q The stock market has been somewhat erratic over the past six months. How did this effect the performance of the Firstar Stellar Growth Equity Fund?

A The Firstar Stellar Growth Equity Fund had a very solid six months of performance versus the S&P 500*<F27> even though there was significant volatility. For the six months ended May 31, 2000, the Fund showed a total return of 7.78% on a no-load, net asset value basis (Class "Y" Shares)**<F28> versus the S&P 500 return of 2.90%. We continue to emphasize stocks of companies which we believe to be of very high quality with strong long term fundamentals. This means that we are taking a long term approach and are not making significant short term changes to try to play the volatility. With our emphasis on diversification and security selection, the Fund has been well positioned to weather the dramatic and quick rotations which have occurred in the market. This is why we continue to emphasize to investors to take the long term approach to investing and not to try to time the market or get nervous during weak market periods.

Q Which sectors of the market and which individual securities had a significant positive impact on the Fund's performance?

A Technology for the full six months, even with the weakness in April and May, had a tremendous positive impact on the Fund. This remains the high earnings growth area of the market. While valuations are high, we generally feel that they are justified because of the earnings expectations and the continued strong global demand for technology. Some of the names that helped in this area were Oracle which doubled during this time frame and Texas Instruments, Intel, EMC and Ericsson.

     The Fund also benefited from the rebound in health care stocks. This sector had under performed the market during 1999 and had reached attractive valuation levels. Our view on the "Graying of America" and the increased usage of medication still leads us to believe that this group will show good earnings growth, thus we maintained our weighting during last year's decline. That decision proved beneficial for the Fund during this six month period. Stocks with strength for us were Medtronic and both Warner Lambert and Pfizer, which are in the process of merging.

     Other stocks which helped the Fund were General Electric, Kohl's, Halliburton, Citigroup and AIG.

Q    What is your outlook for the balance of 2000?

A We are still expecting a positive market for the balance of 2000 as we finally get past the Fed rate hikes. This should allow more concentration on the generally solid earnings growth and help to move the market higher. Our belief is, however, that the market will remain volatile with continued rotation amongst the groups. Therefore, we expect to continue to remain well diversified and urge shareholders to take the long term approach to investing.

*<F27> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
**<F28> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the 5.0% sales charge for the two months ended May 31, 2000 was (4.68)% and (9.92)%, respectively. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge of 5.0% for the six months ended May 31, 2000 was 7.58% and 2.58%, respectively.

FIRSTAR STELLAR RELATIVE VALUE FUND

Q How did the Firstar Stellar Relative Value Fund perform during the six months ended May 31, 2000?

A For the six months ended May 31, 2000, the Firstar Stellar Relative Value Fund had a total return of (0.15)% on a no-load, net asset value basis (Class "Y" Shares)*<F29>. The S&P 500 was up +2.90% and the Standard & Poor's 500/BARRA Value Index**<F30> was up +3.63% for the same time period.

Q What specific sectors impacted the performance of the Fund during the last six months?

A Some of the prior years weakest sectors such as utilities, health care and energy have been the best performing sectors in 2000. Despite the volatile performance of the technology sector, strong individual gains were seen by Intel Corporation and International Business Machines. These two stocks represent 16.5% of the total portfolio.

Q How have rising interest rates impacted the performance of the Fund and what is the future for "value" investing?

A Rising interest rates have had a negative impact on the financial sector and other economic sensitive areas such as basic materials and consumer cyclicals. The Fund has maintained a small cash position during the period of rising interest rates as a way to reduce volatility and take advantage of market opportunities.

     "Value" investing is poised to rebound from several years of being out of favor. As the Federal Reserve nears the end of the interest rate hikes, we feel investors will once again focus on quality, fundamentals and valuations. As the economy slows in the second half of 2000, the Fund should be positioned to benefit from the opportunities that will develop in the financial and consumer sectors.

FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND

Q Year to date, technology stocks have demonstrated significant volatility. During this period what areas of science and technology worked best for the Fund? What areas under performed? How did the Fund perform overall?***<F31>

A For the six months ended May 31, 2000, the Science & Technology Fund was up 19.78%. Our strategy was to focus on the established technology leaders like Sun Microsystems and Texas Instruments. With increased uncertainty in the market, investors are less willing to invest in emerging companies. Large established companies have more products to offer and typically have a larger customer base. The semiconductor industry has been the best performing technology industry, up 50% year-to-date. The semiconductor industry continues to benefit from telecommunication companies increasing their fiber optic and wireless networks. Examples of large companies supplying semiconductors to these areas are JDS Uniphase and Texas Instruments. JDS Uniphase makes pump lasers which are used to transmit voice and data over fiber optic networks. Texas Instruments is the largest supplier of Digital Signal Processors (DSP's) which are used to convert signals to digital. DSP's are used in the new digital cellular phones as well as new digital music devices such as MP3 players.

     Internet commerce names fared much worse than the majority of technology companies. Companies in this area were trading based upon their business model and not earnings. The market uncertainty caused most investors to leave the unproven companies for more established names. With our outlook being negative on these companies, we had limited exposure to this area of technology.

  *<F29> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the 5.0% sales charge for the six months ended May 31, 2000 was (0.38)% and (5.85)%, respectively. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge of 5.0% for the same period was (0.65)% and (5.61)%, respectively.
 **<F30> Standard & Poor's 500/BARRA Value Index is a capitalization-weighted unmanaged index of all the stocks in the Standard & Poor's 500 Stock Index that have low price-to-book ratios.
***<F31> Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified. The Fund may invest in initial public offerings (IPOs). IPOs may have a magnified performance impact on a fund with a small asset base.

Q Everybody seems to be talking about technology and the Internet. Where is the majority of this growth coming from?

A Two areas with continued growth prospects are enterprise software and wireless communications. With rising interest rates, corporate profitability should experience downward pressure. On the corporate level, technology spending is being used as a means to increase revenue and profitability of companies. Corporate spending is increasingly focused on software which allows a company to provide a higher quality experience when transacting business. The primary focus is Customer Relationship Management
     (CRM) Software. Siebel Systems, a large holding of the Science & Technology Fund, is the leading provider of CRM Software. Corporate spending on technology should continue to increase as companies look for ways to increase their profitability.

     The wireless industry is gaining continued focus as consumers and business attempt to become more mobile. Wireless devices have expanded from cellular telephones to portable devices. Current wireless devices can be used to keep contact information and allow sales people access to this information and wireless email. The new wireless devices are increasing the demand for semiconductors. This wireless boom is coming while semiconductor companies are increasing their spending on capital equipment. Semiconductor companies are expanding rapidly to keep up with their increasing demand for their products. The Information Age accompanied by the Internet is creating large growth for technology. Texas Instruments and Cree Inc. are examples of how the Science & Technology Fund has exposure to this growth industry.

Q After the fabulous year technology had in 1999, what is your outlook for technology for the next twelve months?

A According to the U.S. Department of Commerce, "Between 1995 and 1998, these IT-producers, while accounting for only about 8 percent of U.S. GDP, contributed on average 35 percent of the nation's real economic growth." Also, "in 1996 and 1997 (the last years for which detailed data are available), falling prices in IT-producing industries brought down overall inflation by an average 0.7 percentage points, contributing to the remarkable ability of the U.S. economy to control inflation and keep interest rates low in a period of historically low unemployment." The Internet is in its infancy when you compare current users to the number of global users possible. We are starting to see the Internet change the way companies do business with each other. Companies are learning that they can either embrace the Internet as a means of doing business or they will get passed by companies who have embraced this technology.

     The new year has changed the focus of corporate IT (Information Technology) departments from Y2K fixes to newer strategic technologies designed to either increase revenues or decrease the costs necessary to produce the companies goods or services. The leading-edge companies have just begun to implement a new electronic business model. This new e-business model requires that companies expand their Internet presence and update their internal legacy systems with software allowing the exchange of data throughout the entire company. With continued need for companies to increase their profitability we should continue to see increased technology spending.

FIRSTAR STELLAR FUND

Q How did the multi-asset class approach of the Stellar Fund fare as the domestic stock market first soared and then retreated over the past six months?

A The Firstar Stellar Fund performed well for the six months ended May 31, 2000 with a return of 7.78% on a no-load, net asset value basis (Class "Y" Shares).*<F32> The Stellar Fund is a multi-asset fund designed to generate competitive total returns, but with lower volatility than other balanced funds. We will highlight the five asset classes as follows:

EQUITY

The equity market has been extremely volatile during this past six months. December was extremely strong with significant performance coming from technology and health care names. This trend generally continued early in 2000 with the market however, beginning to turn its back on some of the more esoteric technology companies. It then turned into a full route of tech names in April and May. We are in a period where we think the market will broaden and not be so reliant on technology names to advance. We believe however, that rotation will continue and therefore will remain strongly diversified.

*<F32> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the 5.0% sales charge for the six months ended May 31, 2000 was 7.65% and 1.71%, respectively. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge of 5.0% for the two months ended May 31, 2000 was (2.03)% and (6.93)%, respectively.

INTERNATIONAL*<F33>

International has been a mixed bag during this time with pockets of strength in Europe and significant weakness from Japan and the Asian countries. Further compounding the difficulties has been the strength of the dollar which has caused a diminution of returns when converted from local currencies to dollars. This segment still provides a good offset to the U.S. markets and offers a significant benefit to Stellar holders.

FIXED

Our outlook for 2000 started the year anticipating improved confidence and liquidity. We also thought interest rates would remain within a range, or even decline, for most of the year. While liquidity certainly returned in the first few months of the year, a stronger than expected economy resulted in interest rates rising steadily during the period. High quality (especially Treasury bonds) were the standout performers while low-grade corporate bonds suffered significant under performance. The Firstar Stellar Fund benefited from its Treasury bond holdings and overall high credit quality.

Increasing interest rates have certainly not helped returns. However, the bond market offers good values currently and this has provided us a tremendous opportunity to adjust portfolio holdings.

REIT'S

REIT'S have experienced two consecutive tough years with both 1998 and 1999 posting negative returns at (16.9)% and (4.5)% (Morgan Stanley REIT Index)**<F34>, respectively. The first quarter of 2000 brought some relief as the group rose 2.7% and names like Warren Buffett were mentioned as REIT buyers. Valuations have remained attractive for the group with earnings growth at 8% to 9% and the stocks trading at discounts to their net asset values. The market's perception of these stocks has shifted to a more positive stance with the group up nearly 10% through May of this year. Maintaining a full, diversified exposure to REIT's has aided the Fund's solid performance results relative to other balanced funds.

CASH EQUIVALENTS

Money market yields rose steadily through the period as the Federal Reserve engineered a 1% increase in the Federal funds rate from 5.5% to 6.5%. The benefit of holding cash equivalents is to reduce overall portfolio volatility. These instruments serve as the "shock absorber" in uncertain times as we have recently experienced with the equity market.

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

Q The stock market seemed to continue its late year trend by showing strength in the smaller capitalization names. How did the Fund perform for this six months ended May 31, 2000?

A The market did continue to broaden over the last six months as investors moved towards the more attractive valuation levels which the mid-capitalization weighted securities seemed to represent. This resulted in the Firstar Stellar Capital Appreciation Fund returning 10.88% on a no-load, net asset value basis (Class "A" Shares)***<F35> for the preceding six months, although most of that return took place in December, 1999. Still, relatively speaking, the mid-cap names did continue to perform well so far in 2000 versus the large-cap names. The multiples, we believe, are still very attractive for the stocks in this area and earnings growth rates are generally consistent with those of the larger names suggesting that the mid-cap market is still attractive.

  *<F33> Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and financial standards.
 **<F34> The Morgan Stanley REIT Index is an unmanaged index comprised of the most actively traded real estate investment trusts.
***<F35> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return adjusted for the 5.0% sales charge on Class A Shares for the six months ended May 31, 2000 was 4.75%. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge of 5.0% for the two months ended May 31, 2000 was (8.19)% and (12.78)%, respectively.

Q What sectors or securities helped to drive the performance over the past six months?

A The fund continues to be overweighted in the technology sector which helped the Fund as the overall group did outperform the S&P Midcap 400 Index*<F36> over the six month time frame. We continue to like the growth opportunities that this sector and many of the names represent and therefore we currently are emphasizing the group. Some names which did well in this group included Applied Microcircuits, Xilinx, Cypress Semiconductors and Veritas. The Fund was also helped by the performance of the energy group which saw significant strength with the continued rise in oil prices and refining margins. This helped names such as Global Marine and Weathorford. Lastly, health care bounced back after a disappointing 1999. Valuations in the group had become too cheap for the expected earnings growth. Here the Fund was helped by names such as IVAX and Forest Labs. Other strong stocks were Vishay and Dycom.

Q    What do you see looking forward?

A As mentioned above, the mid-cap market still appears to be very attractively valued versus the large-cap market for very similar earnings growth. We believe investors will continue to focus on this fact and we will therefore continue to see a broader based market. This should be very good for the stocks which make up the Capital Appreciation Fund.
     Therefore, for investors who are willing to take the risk that the mid-cap market represents we think the Fund represents an excellent vehicle for participation.

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

Q The international markets recovered nicely in 1999 after the weakness in 1998. Has the trend continued so far in 2000?**<F37>

A The international markets, as measured by EAFE***<F38>, have not continued the rebound in 2000 that was started in 1999. The markets have not moved together, as we have seen random pockets of strength and weakness in various regions. Generally, we have seen positive results from the European markets, except for Britain, but tremendous weakness in Japan and the Far East. This weakness in Japan was in contrast to the positive returns for most of 1999. The Japanese economy continues to struggle with negative GDP growth and deflationary conditions. Expectations remain that the Government's efforts will alleviate these situations, but they remain very destructive in the near term. Further compounding the weak returns has been the strength in the U.S. dollar. Thus, when local returns are converted into dollars, returns have been diminished.

Q With that being the case, how has the International Equity Fund performed during this six month periodo

A During this six month period, the International Equity Fund returned 3.70% or 2.12% adjusted for the 1.5% sales charge which exceeded the EAFE return of 0.03% for the same time frame. The Fund has generally been underexposed to the Far Eastern markets and in particular Japan. This has helped the performance from a relative standpoint. Most international economies remain on fairly solid footing and the markets appear to represent good value.
     For investors who are willing to take the risk of international investing, we believe the fund of funds concept, which we use, gives investors a great way to play this concept.

  *<F36> The S&P Midcap 400 Index is an unmanaged index of 400 domestic stocks created by Standard & Poor's Corporation which measures the performance of the mid-range section of the U.S. stock market.
 **<F37> Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
***<F38> The Europe, Australasia and Far East (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. This index is unmanaged and investments cannot be made in the index.

Portfolios of Investments

Firstar Stellar Growth Equity Fund      May 31, 2000 (Unaudited)

 CONTRACTS,
   SHARES
OR PRINCIPAL
   AMOUNT                                                             VALUE
------------                                                          -----
COMMON STOCKS - 97.0%

AEROSPACE - 0.2%
      25,000    Lockheed Martin Corp.                                $612,500
                                                                 ------------

AIRLINES - 0.7%
      45,000    UAL Corp. *<F39>                                    2,317,500
                                                                 ------------

AUTOMOBILE - 0.8%
      55,000    Ford Motor Co.                                      2,670,938
                                                                 ------------

BANKING - 5.3%
      37,812    Bank of America Corp.                               2,100,929
     117,500    Citigroup Inc.                                      7,307,031
      65,000    FleetBoston Financial Corp.                         2,457,812
      22,100    J.P. Morgan & Co., Inc.                             2,845,375
      55,000    Wells Fargo & Co.                                   2,488,750
                                                                 ------------
                Total                                              17,199,897
                                                                 ------------

BROADCASTING - 1.2%
      52,000    Clear Channel Communications, Inc. *<F39>           3,893,500
                                                                 ------------

BROKERAGE SERVICES - 2.0%
      22,000    Merrill Lynch & Co., Inc.                           2,169,750
      60,000    Morgan Stanley, Dean Witter & Co.                   4,316,250
                                                                 ------------
                Total                                               6,486,000
                                                                 ------------

CHEMICALS - 1.3%
      28,000    Dow Chemical Co.                                    2,997,750
      35,000    Rohm and Haas Co.                                   1,194,375
                                                                 ------------
                Total                                               4,192,125
                                                                 ------------

COMMUNICATION EQUIPMENT - 3.3%
      80,092    Lucent Technologies, Inc.                           4,595,279
     292,000    Telefonaktiebolaget LM Ericsson,
                  Class B, ADR                                      5,986,000
                                                                 ------------
                Total                                              10,581,279
                                                                 ------------

COMPUTER PERIPHERAL - 4.0%
      80,000    EMC Corp. *<F39>                                    9,305,000
      50,000    Lexmark International Group, Inc.,
                  Class A *<F39>                                    3,487,500
                                                                 ------------
                Total                                              12,792,500
                                                                 ------------

COMPUTER PRODUCTS & SERVICES - 7.1%
      47,500    America Online, Inc. *<F39>                         2,517,500
     287,400    Cisco Systems, Inc. *<F39>                         16,363,837
      10,000    Juniper Networks, Inc. *<F39>                       1,751,875
      20,000    Hewlett-Packard Co.                                 2,402,500
                                                                 ------------
                Total                                              23,035,712
                                                                 ------------

COMPUTERS & SOFTWARE - 11.2%
      10,000    Adobe Systems Inc.                                  1,125,625
      96,000    Microsoft Corp. *<F39>                              6,006,000
     139,000    Oracle Corp. *<F39>                                 9,990,625
      56,000    Siebel Systems, Inc. *<F39>                         6,552,000
     135,000    Sun Microsystems, Inc. *<F39>                      10,344,375
      20,000    VERITAS Software Corp. *<F39>                       2,330,000
                                                                 ------------
                Total                                              36,348,625
                                                                 ------------

COSMETICS & TOILETRIES - 0.5%
      25,000    Kimberly-Clark Corp.                                1,512,500
                                                                 ------------

DRUGS - 7.8%
      30,000    American Home Products Corp.                        1,616,250
      52,000    Bristol-Myers Squibb Co.                            2,863,250
      15,000    Genentech, Inc. *<F39>                              1,610,625
     102,000    Merck & Co., Inc.                                   7,611,750
      78,000    Pfizer Inc.                                         3,475,875
      45,000    Warner-Lambert Co.                                  5,495,625
      60,000    Watson Pharmaceuticals, Inc. *<F39>                 2,647,500
                                                                 ------------
                Total                                              25,320,875
                                                                 ------------

ELECTRICAL EQUIPMENT - 2.4%
     145,500    General Electric Co.                                7,656,938
                                                                 ------------

ELECTRONICS - SEMICONDUCTORS - 2.4%
      65,000    Applied Materials, Inc. *<F39>                      5,427,500
      27,000    JDS Uniphase Corp. *<F39>                           2,376,000
                                                                 ------------
                Total                                               7,803,500
                                                                 ------------

ELECTRONIC TECHNOLOGY - 5.7%
      84,680    Intel Corp.                                        10,558,537
     110,000    Texas Instruments Inc.                              7,947,500
                                                                 ------------
                Total                                              18,506,037
                                                                 ------------

FOOD & BEVERAGE - 1.5%
      40,000    H. J. Heinz Co.                                     1,567,500
      83,000    PepsiCo, Inc.                                       3,377,062
                                                                 ------------
                Total                                               4,944,562
                                                                 ------------

GOVERNMENT AGENCY - 1.4%
      75,000    Fannie Mae                                          4,509,375
                                                                 ------------

HEALTH TECHNOLOGY - 0.8%
      50,000    Guidant Corp.                                       2,531,250
                                                                 ------------

HOUSEHOLD PRODUCTS - 2.4%
      90,000    Clorox Co.                                          3,566,250
      63,658    Procter & Gamble Co.                                4,233,257
                                                                 ------------
                Total                                               7,799,507
                                                                 ------------

INSURANCE - 3.8%
      85,000    Allstate Corp.                                      2,252,500
      89,013    American International Group, Inc.                 10,019,526
                                                                 ------------
                Total                                              12,272,026
                                                                 ------------

MACHINERY - 0.2%
      15,000    Caterpillar Inc.                                      573,750
                                                                 ------------

MANUFACTURING - 1.7%
      94,164    Illinois Tool Works Inc.                            5,467,397
                                                                 ------------

MEDICAL PRODUCTS & SERVICES - 2.8%
      62,250    Cardinal Health, Inc.                               4,038,469
      99,530    Medtronic, Inc.                                     5,138,236
                                                                 ------------
                Total                                               9,176,705
                                                                 ------------

METALS & MINING - 1.1%
      60,000    Alcoa Inc.                                          3,506,250
                                                                 ------------

MULTI-INDUSTRY - 0.7%
      41,058    Honeywell International Inc.                        2,245,359
                                                                 ------------

NATURAL GAS - 1.4%
      72,300    Coastal Corp.                                       4,437,413
                                                                 ------------

OFFICE & BUSINESS EQUIPMENT - 1.1%
      34,000    International  Business Machines Corp.              3,648,625
                                                                 ------------

OIL - 5.7%
       2,500    Ashland Inc.                                           87,344
      50,566    BP Amoco PLC, ADR                                   2,749,526
      45,000    Chevron Corp.                                       4,159,688
      64,238    Exxon Mobil Corp.                                   5,351,828
      30,000    Halliburton Co.                                     1,530,000
      42,000    Texaco Inc.                                         2,412,375
      50,000    Tosco Corp.                                         1,531,250
      25,000    Valero Energy Corp.                                   731,250
                                                                 ------------
                Total                                              18,553,261
                                                                 ------------

PRODUCER MANUFACTURING - 1.9%
     102,500    Parker-Hannifin Corp.                               4,272,969
      30,000    Textron, Inc.                                       1,882,500
                                                                 ------------
                Total                                               6,155,469
                                                                 ------------

RETAIL TRADE - 6.5%
     115,000    Federated Department Stores, Inc. *<F39>            4,427,500
       5,000    Federated Department Stores, Inc.,
                  warrants, 12/19/2001 *<F39>                          70,938
      80,000    Gap (The), Inc.                                     2,805,000
     123,200    Kohl's Corp. *<F39>                                 6,375,600
      76,244    Safeway, Inc. *<F39>                                3,516,754
      65,000    Wal-Mart Stores, Inc.                               3,745,625
                                                                 ------------
                Total                                              20,941,417
                                                                 ------------

TELECOMMUNICATIONS & EQUIPMENT - 6.4%
     100,000    Alcatel SA ADR                                      5,456,250
      37,500    AT&T Corp.                                          1,300,781
      23,040    Bell Atlantic Corp.                                 1,218,240
      56,000    BellSouth Corp.                                     2,614,500
      15,600    GTE Corp.                                             986,700
      20,000    Nokia Corp., ADR                                    1,040,000
      25,000    Nortel Networks Corp.                               1,357,813
       3,000    QUALCOMM Inc. *<F39>                                  199,125
      46,000    Vodafone Group PLC, ADR                             2,107,375
     122,500    WorldCom, Inc. *<F39>                               4,609,063
                                                                 ------------
                Total                                              20,889,847
                                                                 ------------

UTILITIES - ELECTRIC - 1.7%
      30,000    Duke Energy Corp.                                   1,747,500
      65,000    GPU, Inc.                                           1,836,250
      50,000    TXU Corp.                                           1,787,500
                                                                 ------------
                Total                                               5,371,250
                                                                 ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $178,228,810)                                  313,953,889
                                                                 ------------

CALL OPTIONS PURCHASED - 0.0%
         200    Bestfoods, expires 6/17/2000, exercise
                  price $65                                            58,750
                                                                 ------------
TOTAL CALL OPTIONS PURCHASED
  (IDENTIFIED COST $61,850)                                            58,750
                                                                 ------------

SHORT-TERM INVESTMENTS - 3.1%

MONEY MARKET MUTUAL FUNDS - 1.3%
   1,751,986    Lindner Government
                  Money Market Fund                                 1,751,986
   2,500,000    RNC Money Market Fund                               2,500,000
                                                                 ------------
                Total Money Market Mutual Funds                     4,251,986
                                                                 ------------

REPURCHASE AGREEMENT - 1.8%
  $5,898,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000,
                  repurchase price $5,899,048
                  (Collateralized by U.S.
                  Government Securities)                            5,898,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $10,149,986)                                    10,149,986
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $188,440,646)                                  324,162,625
                                                                 ------------
LIABILITIES, LESS OTHER ASSETS - (0.1)%                              (189,710)
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $323,972,915
                                                                 ------------
                                                                 ------------

SCHEDULE OF CALL OPTIONS WRITTEN
         150    America Online, Inc., expires
                  7/22/2000, exercise price $75                        $5,625
         100    Kimberly-Clark Corp., expires
                  7/22/2000, exercise price $55                        68,750
         400    Kohl's Corp., expires 7/22/2000,
                  exercise price $45                                  360,000
         100    Procter & Gamble Co., expires
                  7/22/2000, exercise price $90                         1,250
                                                                 ------------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $334,814)                                        435,625
                                                                 ------------

SCHEDULE OF PUT OPTIONS WRITTEN
         100    Safeway, Inc., expires 6/17/2000,
                  exercise price $32.50                                 1,250
                                                                 ------------
TOTAL PUT OPTIONS WRITTEN
  (PREMIUMS RECEIVED $7,100)                                            1,250
                                                                 ------------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $341,914)                                       $436,875
                                                                 ------------
                                                                 ------------

*<F39>  Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Relative Value Fund    May 31, 2000 (Unaudited)

 SHARES OR
 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                            -----
COMMON STOCKS - 95.4%

AEROSPACE - 2.4%
     240,625    Honeywell, Inc.                                   $13,159,180
                                                                 ------------

APPLIANCES - 1.0%
     100,000    Whirlpool Corp.                                     5,668,750
                                                                 ------------

AUTOMOBILE - 2.0%
     130,000    Ford Motor Co.                                      6,313,125
      65,000    General Motors Corp.                                4,590,625
                                                                 ------------
                Total                                              10,903,750
                                                                 ------------

AUTOMOTIVE & RELATED - 1.1%
     130,000    Goodyear Tire & Rubber Co.                          3,233,750
      50,000    Johnson Controls, Inc.                              2,846,875
                                                                 ------------
                Total                                               6,080,625
                                                                 ------------

BANKS & SAVINGS INSTITUTIONS - 15.4%
     243,230    AmSouth Bancorporation                              4,393,342
     130,000    Bank of America Corp.                               7,223,125
     300,000    Bank of New York Co., Inc.                         14,081,250
     322,500    Citigroup Inc.                                     20,055,469
     192,500    First Financial Bancorp                             3,416,875
     165,000    First Tennessee National Corp.                      3,382,500
     300,000    KeyCorp                                             6,300,000
     200,000    Mellon Financial Corp.                              7,712,500
     160,000    North Fork Bancorporation, Inc.                     2,650,000
     100,000    PNC Financial Services Corp.                        5,037,500
     100,000    TCF Financial Corp.                                 2,618,750
     250,000    Union Planters Corp.                                7,812,500
                                                                 ------------
                Total                                              84,683,811
                                                                 ------------

COMPUTER SOFTWARE - 2.0%
     170,000    Microsoft Corp. *<F40>                             10,635,625
                                                                 ------------

DRUGS - 12.7%
     200,000    American Home Products Corp.                       10,775,000
     260,000    Bristol-Myers Squibb Co.                           14,316,250
     207,000    Merck & Co., Inc.                                  15,447,375
     275,000    Pharmacia Corp.                                    14,282,813
     240,000    Smithkline Beecham Corp., ADR                      15,165,000
                                                                 ------------
                Total                                              69,986,438
                                                                 ------------

ELECTRICAL EQUIPMENT - 4.3%
     450,000    General Electric Co.                               23,681,250
                                                                 ------------

ELECTRONICS - 9.1%
     400,000    Intel Corp.                                        49,875,000
                                                                 ------------

ENERGY - 2.3%
     100,000    Duke Energy Corp.                                   5,825,000
     190,000    TXU Corp.                                           6,792,500
                                                                 ------------
                Total                                              12,617,500
                                                                 ------------

HOUSEHOLD PRODUCTS - 4.5%
     230,000    Gillette Co.                                        7,676,250
     260,000    Procter & Gamble Co.                               17,290,000
                                                                 ------------
                Total                                              24,966,250
                                                                 ------------

INSURANCE - 2.8%
     170,000    Cincinnati Financial Corp.                          6,823,906
     700,000    Ohio Casualty Corp.                                 8,356,250
                                                                 ------------
                Total                                              15,180,156
                                                                 ------------

MANUFACTURING - 1.7%
     160,000    Lucent Technologies Inc.                            9,180,000
                                                                 ------------

MISC. FINANCIAL SERVICES - 2.2%
     225,000    American Express Co.                               12,107,813
                                                                 ------------

OFFICE & BUSINESS EQUIPMENT - 7.4%
     380,000    International Business Machines Corp.              40,778,750
                                                                 ------------

OIL - 9.0%
     114,800    BP Amoco PLC, ADR                                   6,242,250
     195,382    Exxon Mobil Corp.                                  16,277,763
     156,000    Royal Dutch Petroleum Co., ADR                      9,740,250
     300,000    Texaco, Inc.                                       17,231,250
                                                                 ------------
                Total                                              49,491,513
                                                                 ------------

PHOTO EQUIPMENT & SUPPLIES - 0.8%
      70,000    Eastman Kodak Co.                                   4,182,500
                                                                 ------------

RETAILING & APPAREL - 2.7%
     200,000    Federated Department Stores, Inc. *<F40>            7,700,000
     400,000    J.C. Penney Company, Inc.                           7,250,000
                                                                 ------------
                Total                                              14,950,000
                                                                 ------------

TELECOMMUNICATIONS - 9.1%
     253,500    AT&T Corp.                                          8,793,282
     800,000    BroadWing Inc. *<F40>                              19,050,000
      67,000    Cable & Wireless Communications
                  PLC, ADR                                          3,324,875
     152,000    GTE Corp.                                           9,614,000
     195,000    Vodafone AirTouch PLC, ADR                          8,933,435
                                                                 ------------
                Total                                              49,715,592
                                                                 ------------

TOBACCO - 1.7%
     350,000    Philip Morris Cos., Inc.                            9,143,750
                                                                 ------------

UTILITIES - ELECTRIC - 1.2%
     250,000    Cinergy Corp.                                       6,656,250
                                                                 ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $290,029,469)                                  523,644,503
                                                                 ------------

SHORT-TERM INVESTMENT - 6.5%

REPURCHASE AGREEMENT - 6.5%
 $35,440,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000, repurchase
                  price $35,446,296 (Collateralized by
                  U.S. Government Securities)                      35,440,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $35,440,000)                                    35,440,000
                                                                 ------------
TOTAL INVESTMENTS - 101.9%
  (IDENTIFIED COST $325,469,469)                                  559,084,503
                                                                 ------------
LIABILITIES, LESS OTHER ASSETS - (1.9)%                           (10,170,018)
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $548,914,485
                                                                 ------------
                                                                 ------------

*<F40>  Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Science & Technology Fund      May 31, 2000 (Unaudited)

  SHARES,
CONTRACTS OR
 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------                                                           -----
COMMON STOCKS - 95.5%

COMPUTER PERIPHERAL - 4.7%
      23,681    EMC Corp. *<F41>                                   $2,754,396
      23,000    Immersion Corp. *<F41>                                373,750
      23,400    Lexmark International Group, Inc.,
                  Class A *<F41>                                    1,632,150
                                                                 ------------
                Total                                               4,760,296
                                                                 ------------

COMPUTER PRODUCTS & SERVICES - 11.7%
      28,200    Ariba, Inc. *<F41>                                  1,469,925
      13,400    Brocade Communications Systems, Inc. *<F41>         1,580,363
      50,600    Cisco Systems, Inc. *<F41>                          2,881,037
      23,400    Foundry Networks, Inc. *<F41>                       1,475,663
      14,800    Juniper Networks, Inc.*<F41>                        2,592,775
      11,000    Network Appliance, Inc. *<F41>                        710,187
       9,400    Yahoo! Inc. *<F41>                                  1,062,788
                                                                 ------------
                Total                                              11,772,738
                                                                 ------------

COMPUTERS - 3.3%
      13,000    Dell Computer Corp. *<F41>                            560,625
      36,700    Sun Microsystems, Inc. *<F41>                       2,812,138
                                                                 ------------
                Total                                               3,372,763
                                                                 ------------

COMPUTER SOFTWARE - 20.9%
      30,000    Active Software, Inc. *<F41>                        1,076,250
      19,700    Adobe Systems Inc.                                  2,217,481
      64,700    BroadVision, Inc. *<F41>                            2,317,069
       7,000    Check Point Software
                  Technologies Ltd. *<F41>                          1,315,125
      34,600    Citrix Systems, Inc. *<F41>                         1,820,825
      12,000    IONA Technologies PLC, ADR *<F41>                     524,250
      13,900    Microsoft Corp. *<F41>                                869,619
      14,800    Nuance Communications Inc. *<F41>                     584,600
      24,000    Oracle Corp. *<F41>                                 1,725,000
      15,000    Phone.com, Inc. *<F41>                              1,049,063
      23,900    Siebel Systems, Inc. *<F41>                         2,796,300
      21,900    Symantec Corp. *<F41>                               1,439,925
      29,175    VERITAS Software Corp. *<F41>                       3,398,888
                                                                 ------------
                Total                                              21,134,395
                                                                 ------------

DRUGS - 8.1%
      15,100    American Home Products Corp.                          813,512
      10,000    Bristol-Myers Squibb Co.                              550,625
       4,000    Genentech, Inc. *<F41>                                429,500
      10,600    MedImmune, Inc. *<F41>                              1,646,975
       6,000    Millennium Pharmaceuticals, Inc. *<F41>               501,750
      17,600    Schering-Plough Corp.                                 851,400
      10,400    Sepracor Inc. *<F41>                                  994,500
      14,000    Warner-Lambert Co.                                  1,709,750
      14,600    Watson Pharmaceuticals, Inc. *<F41>                   644,225
                                                                 ------------
                Total                                               8,142,237
                                                                 ------------

ELECTRONICS - 0.9%
      25,000    ANADIGICS, Inc. *<F41>                                867,188
                                                                 ------------

ELECTRONICS - SEMICONDUCTORS - 23.9%
      30,900    Applied Materials, Inc. *<F41>                      2,580,150
      22,800    Applied Micro Circuits Corp. *<F41>                 2,262,900
      17,500    Bookham Technology plc, ADR                           852,031
      10,000    Cree, Inc. *<F41>                                   1,214,844
      20,500    EMCORE Corp. *<F41>                                 1,327,375
      19,300    Intel Corp.                                         2,406,469
      32,350    JDS Uniphase Corp. *<F41>                           2,846,800
      19,000    Lam Research Corp. *<F41>                             610,375
      18,600    PMC-Sierra, Inc. *<F41>                             2,850,450
      29,600    QLogic Corp. *<F41>                                 1,454,100
      17,000    SDL, Inc. *<F41>                                    3,851,562
      35,900    Vitesse Semiconductor Corp. *<F41>                  1,817,438
                                                                 ------------
                Total                                              24,074,494
                                                                 ------------
ELECTRONIC TECHNOLOGY - 2.8%
      39,800    Texas Instruments Inc.                              2,875,550
                                                                 ------------

HEALTH TECHNOLOGY - 2.0%
      11,200    Abgenix, Inc. *<F41>                                  884,800
       8,200    PE Corp. - Celera Genomics Group *<F41>               456,125
      12,500    Guidant Corp.                                         632,812
                                                                 ------------
                Total                                               1,973,737
                                                                 ------------

INDUSTRIAL AUTOMATION - 0.7%
      13,000    PRI Automation, Inc. *<F41>                           668,078
                                                                 ------------

MEDICAL PRODUCTS & SERVICES - 2.4%
      26,500    Amgen Inc. *<F41>                                   1,686,062
      14,900    Medtronic, Inc.                                       769,212
                                                                 ------------
                Total                                               2,455,274
                                                                 ------------

OFFICE & BUSINESS EQUIPMENT - 1.5%
      14,500    International Business Machines Corp.               1,556,031
                                                                 ------------

TELECOMMUNICATIONS & EQUIPMENT - 12.6%
      28,800    Comverse Technology, Inc. *<F41>                    2,631,600
      20,400    Copper Mountain Networks, Inc. *<F41>               1,704,675
      60,000    General Magic, Inc. *<F41>                            157,500
      36,100    Lucent Technologies, Inc.                           2,071,238
      43,000    Netro Corp. *<F41>                                  1,284,625
      52,400    Nokia Corp.,  ADR                                   2,724,800
      10,400    QUALCOMM Inc. *<F41>                                  690,300
      12,400    VoiceStream Wireless Corp. *<F41>                   1,419,800
                                                                 ------------
                Total                                              12,684,538
                                                                 ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $81,760,200)                                    96,337,319
                                                                 ------------

CALL OPTIONS PURCHASED - 0.0%
         250    Intel Corp., expires 7/22/2000,
                  exercise price @ $140                                10,937
                                                                 ------------
TOTAL CALL OPTIONS PURCHASED
  (IDENTIFIED COST $20,100)                                            10,937
                                                                 ------------

SHORT-TERM INVESTMENT - 5.3%

REPURCHASE AGREEMENT - 5.3%
  $5,331,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000,
                  repurchase price $5,331,947
                  (Collateralized by U.S.
                  Government Securities)                            5,331,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $5,331,000)                                      5,331,000
                                                                 ------------
TOTAL INVESTMENTS - 100.8%
  (IDENTIFIED COST $87,111,300)                                   101,679,256
                                                                 ------------
LIABILITIES, LESS OTHER ASSETS - (0.8)%                              (794,656)
                                                                 ------------
TOTAL NET ASSETS - 100.0%                                        $100,884,600
                                                                 ------------
                                                                 ------------

SCHEDULE OF PUT OPTIONS WRITTEN
          18    Ariba, Inc., expires 7/22/2000,
                  exercise price $100                                 $86,625
          50    BroadVision, Inc., expires 6/17/2000,
                  exercise price $55                                   98,125
          50    Citrix Systems, Inc., expires 7/22/2000,
                  exercise price $60                                   55,000
          50    E-Tek Dynamics, Inc., expires 7/22/2000,
                  exercise price $230                                 255,625
          50    IONA Technologies PLC, ADR,
                  expires 6/17/2000, exercise price $55                57,500
         100    QLogic Corp., expires 7/22/2000,
                  exercise price $75                                  246,250
          50    SDL, Inc., expires 7/22/2000,
                  exercise price $130                                  17,500
                                                                 ------------
TOTAL PUT OPTIONS WRITTEN
  (PREMIUMS RECEIVED $869,017)                                       $816,625
                                                                 ------------
                                                                 ------------

*<F41>  Non-income producing

ADR -- American Depository Receipt
PLC -- Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Fund   May 31, 2000 (Unaudited)

 SHARES OR
 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                            -----
U.S. EQUITIES - 21.3%

BASIC INDUSTRY - 0.3%

CHEMICALS - 0.1%
       1,000    Dow Chemical Co.                                     $107,062
                                                                  -----------

METALS & MINING - 0.2%
       2,600    Alcoa Inc.                                            151,938
                                                                  -----------
TOTAL BASIC INDUSTRY                                                  259,000
                                                                  -----------

CAPITAL GOODS - 8.2%

COMPUTER PERIPHERAL - 0.4%
       4,000    Lexmark International
                  Group, Inc., Class A*<F42>                          279,000
                                                                  -----------
COMPUTERS & SOFTWARE - 4.8%
       4,000    BMC Software, Inc. *<F42>                             176,000
      14,800    Lucent Technologies Inc.                              849,150
      19,000    Oracle Corp. *<F42>                                 1,365,625
      19,800    Sun Microsystems, Inc. *<F42>                       1,517,175
                                                                  -----------
                Total                                               3,907,950
                                                                  -----------

ELECTRICAL EQUIPMENT - 0.9%
       5,400    Emerson Electric Co.                                  318,600
       8,100    General Electric Co.                                  426,263
                                                                  -----------
                Total                                                 744,863
                                                                  -----------

ELECTRONICS - 2.1%
      14,000    Intel Corp.                                         1,745,624
                                                                  -----------
TOTAL CAPITAL GOODS                                                 6,677,437
                                                                  -----------

CONSUMER CYCLICAL - 2.3%

RETAILING & APPAREL - 2.3%
      18,000    Gap (The), Inc.                                       631,125
       9,000    Safeway, Inc. *<F42>                                  415,125
      15,000    Wal-Mart Stores, Inc.                                 864,375
                                                                  -----------
                Total                                               1,910,625
                                                                  -----------
TOTAL CONSUMER CYCLICAL                                             1,910,625
                                                                  -----------

CONSUMER STAPLES - 1.3%

FOOD & BEVERAGE - 0.9%
      18,000    Sysco Corp.                                           754,875
                                                                  -----------

HOUSEHOLD PRODUCTS - 0.4%
       5,000    Procter & Gamble Co.                                  332,500
                                                                  -----------
TOTAL CONSUMER STAPLES                                              1,087,375
                                                                  -----------

ENERGY - 1.7%

ENERGY SERVICE & EQUIPMENT - 0.4%
       4,000    Schlumberger Ltd.                                     294,250
                                                                  -----------

INTERNATIONAL OIL - 0.7%
       6,600    Exxon Mobil Corp.                                     549,863
                                                                  -----------

NATURAL GAS - 0.6%
       8,500    Coastal Corp.                                         521,687
                                                                  -----------
TOTAL ENERGY                                                        1,365,800
                                                                  -----------

FINANCE - 3.3%

INSURANCE - 1.0%
       7,500    American International Group, Inc.                    844,219
                                                                  -----------
OTHER FINANCE - 2.3%
       9,967    Citigroup Inc.                                        619,823
       7,200    Fannie Mae                                            432,900
      12,000    Morgan Stanley, Dean Witter & Co.                     863,250
                                                                  -----------
                Total                                               1,915,973
                                                                  -----------
TOTAL FINANCE                                                       2,760,192
                                                                  -----------

HEALTH CARE - 1.8%

MEDICAL DEVICES - 1.3%
      13,000    Guidant Corp.                                         658,125
       7,762    Medtronic, Inc.                                       400,712
                                                                  -----------
                Total                                               1,058,837
                                                                  -----------

PHARMACEUTICALS - 0.5%
       8,000    Bristol-Myers Squibb Co.                              440,500
                                                                  -----------
TOTAL HEALTH CARE                                                   1,499,337
                                                                  -----------

MANUFACTURING - 0.5%
       7,000    Honeywell International Inc.                          382,813
                                                                  -----------

MUTUAL FUND - 0.5%
      19,087    Gateway Cincinnati Fund                               369,910
                                                                  -----------

TELECOMMUNICATIONS - 1.4%
       5,600    GTE Corp.                                             354,200
       8,044    SBC Communications, Inc.                              351,422
      12,000    WorldCom, Inc. *<F42>                                 451,500
                                                                  -----------
TOTAL TELECOMMUNICATIONS                                            1,157,122
                                                                  -----------

TOTAL U.S. EQUITIES
  (IDENTIFIED COST $6,466,818)                                     17,469,611
                                                                  -----------

INTERNATIONAL SECURITIES - 19.0%

INTERNATIONAL EQUITIES - 17.4%

AUSTRALIA - 1.0%
      11,900    News Corp., Ltd., ADR                                 542,194
       6,700    News Corp., Ltd., ADR, Preferred                      262,556
                                                                  -----------
                Total                                                 804,750
                                                                  -----------

CANADA - 1.2%
      18,800    Nortel Networks Corp.                               1,021,074
                                                                  -----------

DENMARK - 0.5%
       4,500    Novo-Nordisk, ADR                                     369,843
                                                                  -----------

FINLAND - 1.5%
      24,000    OY Nokia AB, Class A, ADR                           1,248,000
                                                                  -----------

FRANCE - 0.9%
      10,000    Alcatel Alsthom, ADR                                  545,625
       1,900    Elf Aquitaine SA, ADR                                 195,819
                                                                  -----------
                Total                                                 741,444
                                                                  -----------

GERMANY - 1.0%
       3,000    Commerzbank AG, Frankfurt, ADR                        109,480
       8,000    SAP AG, ADR                                           343,000
       2,500    Siemens AG, ADR                                       368,179
                                                                  -----------
                Total                                                 820,659
                                                                  -----------

HONG KONG - 0.2%
      25,000    Sun Hung Kai Properties Ltd., ADR                     152,400
                                                                  -----------

ITALY - 1.1%
      20,000    Luxottica Group S.p.A., ADR                           462,500
       3,100    Telecom Italia S.p.A., ADR                            430,513
                                                                  -----------
                Total                                                 893,013
                                                                  -----------

JAPAN - 0.8%
       7,300    Canon, Inc., ADR                                      338,538
       3,600    Sony Corp., ADR                                       328,275
                                                                  -----------
                Total                                                 666,813
                                                                  -----------

MEXICO - 0.3%
       4,600    Telefonos de Mexico, Class L, ADR                     223,962
                                                                  -----------

NETHERLANDS - 1.5%
       4,000    Heineken NV, ADR                                      204,214
       8,880    Koninklijke Philips Electronics NV, ADR               392,385
      10,500    Royal Dutch Petroleum Co., ADR                        655,594
                                                                  -----------
                Total                                               1,252,193
                                                                  -----------

SPAIN - 0.6%
       6,600    Repsol SA, ADR                                        139,012
       5,691    Telefonica SA, ADR                                    346,440
                                                                  -----------
                Total                                                 485,452
                                                                  -----------

SWEDEN - 1.1%
      42,000    Telefonaktiebolaget LM Ericsson,
                  Class B, ADR                                        861,000
                                                                  -----------

SWITZERLAND - 0.7%
       2,000    Roche Holding AG, ADR                                 210,031
         800    Zurich Allied AG                                      391,740
                                                                  -----------
                Total                                                 601,771
                                                                  -----------

UNITED KINGDOM - 5.0%
      11,500    BP Amoco PLC, ADR                                     625,312
       4,000    British Sky Broadcasting Group plc, ADR               447,500
      13,800    Cable & Wireless
                  Communications PLC, ADR                             684,825
       2,500    COLT Telecom Group plc, ADR *<F42>                    355,000
       4,000    Reuters Holdings PLC, ADR                             355,500
       4,000    Smithkline Beecham Corp., ADR                         252,750
      23,792    Vodafone AirTouch PLC, ADR                          1,089,989
       4,000    WPP Group plc, ADR                                    242,250
                                                                  -----------
                Total                                               4,053,126
                                                                  -----------
TOTAL INTERNATIONAL EQUITIES                                       14,195,500
                                                                  -----------

CLOSED-END INVESTMENT COMPANIES - 1.6%
       6,500    iShares MSCI Italy Index Fund                         160,062
       8,000    Italy Fund, Inc. (The)                                141,000
      13,500    Mexico Fund (The)                                     183,094
      53,300    Morgan Stanley Asia-Pacific Fund                      506,350
      45,100    Templeton Dragon Fund, Inc.                           357,981
                                                                  -----------
TOTAL CLOSED-END INVESTMENT COMPANIES                               1,348,487
                                                                  -----------
TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $7,270,455)                                     15,543,987
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 19.3%
      13,000    Apartment Investment and
                  Management Co.                                      520,812
      20,000    Archstone Communities Trust                           448,750
      23,756    Avalonbay Communities, Inc.                           944,301
      30,000    BRE Properties, Inc., Class A                         808,125
      12,000    Boston Properties, Inc.                               419,250
      10,000    Brandywine Realty Trust                               176,875
      15,000    CBL & Associates Properties, Inc.                     363,750
      13,000    Camden Property Trust                                 364,812
      39,000    Catellus Development Corp. *<F42>                     524,063
      15,000    Chelsea GCA Realty, Inc.                              507,188
      20,000    Developers Diversified Realty Corp.                   288,750
      34,000    Duke-Weeks Realty Corp.                               733,125
      25,000    EastGroup Properties, Inc.                            537,500
      29,875    Equity Office Properties Trust                        793,555
       9,000    Equity Residential Properties Trust                   401,625
       8,000    Franchise Finance Corp. of America                    180,500
      10,000    Healthcare Realty Trust, Inc.                         166,250
      38,000    Host Marriott Corp.                                   365,750
      22,250    Kimco Realty Corp.                                    901,125
      12,000    Koger Equity, Inc.                                    214,500
      35,000    LaSalle Hotel Properties                              490,000
      13,000    Liberty Property Trust                                325,000
       7,000    Macerich Co. (The)                                    152,687
      25,000    Mack-Cali Realty Corp.                                675,000
      21,000    MeriStar Hospitality Corp.                            399,000
      19,000    Mills Corp. (The)                                     336,062
      32,000    Pacific Gulf Properties, Inc.                         740,000
      12,000    Public Storage, Inc.                                  267,750
       8,000    Realty Income Corp.                                   189,000
      10,000    Reckson Associates Realty Corp.                       219,375
      18,080    Simon Property Group, Inc.                            442,960
      14,000    Spieker Properties, Inc.                              650,125
      16,500    Starwood Hotels & Resorts
                  Worldwide, Inc.                                     487,781
       7,000    Storage USA, Inc.                                     210,438
      16,800    Summit Properties, Inc.                               357,000
       5,000    Sun Communities, Inc.                                 161,875
                                                                  -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $14,012,268)                                    15,764,659
                                                                  -----------

FIXED INCOME OBLIGATIONS - 18.7%

AUTOMOTIVE & RELATED - 0.5%
    $200,000    Ford Motor Credit Corp.,
                  6.11%, 12/28/2001                                   195,444
     250,000    Ford Motor Co., 6.375%, 2/1/2029                      200,578
                                                                  -----------
                Total                                                 396,022
                                                                  -----------

ENERGY - 0.3%
     250,000    Ashland Inc., Series F, 7.90%, 8/5/2006               241,584
                                                                  -----------

FINANCE - 4.2%
     250,000    Bear Stearns Companies Inc. (The),
                  6.45%, 8/1/2002                                     242,472
   1,000,000    Citigroup Inc., 9.50%, 3/1/2002                     1,031,656
     250,000    International Lease Finance Corp.,
                  8.375%, 12/15/2004                                  254,107
   1,000,000    Lehman Brothers Holdings, Inc.,
                  6.50%, 10/1/2002                                    969,010
     200,000    Merrill Lynch & Co., Inc.,
                  6.25%, 10/15/2008                                   177,150
     500,000    Morgan Stanley, Dean Witter & Co.,
                  5.625%, 1/20/2004                                   466,202
     365,000    Zurich Capital Trust, Company Guarantee,
                  Series 144A, 8.376%, 6/1/2037                       329,157
                                                                  -----------
                Total                                               3,469,754
                                                                  -----------

FOREIGN - 1.5%
     200,000    TransCanada PipeLines Ltd.,
                  9.875%, 1/1/2021                                    229,193
   1,000,000    TransCanada PipeLines Ltd.,
                  9.125%, 4/20/2006                                 1,043,979
                                                                  -----------
                Total                                               1,273,172
                                                                  -----------

INDUSTRIAL - 0.1%
     105,060    Dow Chemical Co., Series 1992-A1,
                  7.60%, 1/2/2002                                     105,100
                                                                  -----------

OIL & GAS - 0.4%
     250,000    Chevron Capital USA, Inc.,
                  7.45%, 8/15/2004                                    245,857
      50,000    Enron Corp., 7.625%, 9/10/2004                         49,325
                                                                  -----------
                Total                                                 295,182
                                                                  -----------

RETAILING & APPAREL - 0.6%
     500,000    Sears Roebuck Acceptance Corp.,
                  7.00%, 6/15/2007                                    463,116
                                                                  -----------

U.S. GOVERNMENT AGENCIES - 6.8%
  $1,000,000    Fannie Mae, 5.125%, 2/13/2004                         927,499
     500,000    Fannie Mae, 5.25%, 1/15/2009                          428,867
     250,000    Fannie Mae, 6.625%, 9/15/2009                         235,621
     332,600    Fannie Mae, 6.00%, 2/25/2011                          302,185
     250,000    Fannie Mae, 6.93%, 9/17/2012                          232,405
     247,076    Fannie Mae, 9.50%, 6/25/2020                          256,318
     750,000    Fannie Mae, 6.50%, 4/25/2023                          702,491
     250,000    Fannie Mae, 6.25%, 5/15/2029                          217,768
   2,000,000    Federal Home Loan Bank,
                  6.00%, 8/15/2002                                  1,949,680
     272,531    Ginnie Mae, 7.50%, 6/15/2027                          268,103
                                                                  -----------
                Total                                               5,520,937
                                                                  -----------

U.S. TREASURY SECURITIES - 3.7%
     685,000    U.S. Treasury Bond,
                  9.875%, 11/15/2015                                  911,906
     250,000    U.S. Treasury Bond,
                  9.00%, 11/15/2018                                   319,219
   1,500,000    U.S. Treasury Bond,
                  6.75%, 8/15/2026                                  1,585,782
   1,000,000    U.S. Treasury Strips,
                  0.00%, 11/15/2027, Principal Only                   192,121
                                                                  -----------
                Total                                               3,009,028
                                                                  -----------

UTILITIES - 0.6%
     500,000    ENSERCH Corp., 6.25%, 1/1/2003                        482,856
                                                                  -----------
TOTAL FIXED INCOME OBLIGATIONS
  (IDENTIFIED COST $15,886,703)                                    15,256,751
                                                                  -----------

SHORT-TERM INVESTMENTS - 21.4%

MUTUAL FUNDS - 4.9%
     500,000    Flex Funds                                            500,000
   1,000,000    Lindner Government
                  Money Market Fund                                 1,000,000
   2,500,000    RNC Money Market Fund                               2,500,000
                                                                  -----------
                Total                                               4,000,000
                                                                  -----------

REPURCHASE AGREEMENT - 14.1%
 $11,518,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000,
                  repurchase price $11,520,046
                  (Collateralized by U.S.
                  Government Securities)                           11,518,000
                                                                  -----------

U.S. GOVERNMENT AGENCIES - 2.4%
   1,000,000    Sallie Mae, 6.35%, 7/20/2000                        1,000,000
   1,000,000    Sallie Mae, 6.24%, 3/7/2001                           998,927
                                                                  -----------
                Total                                               1,998,927
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $17,513,679)                                    17,516,927
                                                                  -----------
TOTAL INVESTMENTS - 99.7%
  (IDENTIFIED COST $61,149,923)                                    81,551,935
                                                                  -----------
OTHER ASSETS, LESS LIABILITIES - 0.3%                                 263,707
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $81,815,642
                                                                  -----------
                                                                  -----------

*<F42>  Non-income producing

ADR  --   American Depository Receipt
PLC  --   Public Limited Company

                      (See Notes to Financial Statements.)


Firstar Stellar Capital Appreciation Fund     May 31, 2000 (Unaudited)

 SHARES OR
 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                            -----
COMMON STOCKS - 98.1%

AEROSPACE & DEFENSE - 1.2%
      17,300    General Dynamics Corp.                             $1,021,781
                                                                  -----------

AIRLINES - 0.5%
      12,000    Alaska Air Group, Inc. *<F43>                         373,500
                                                                  -----------

APPLIANCES - 0.6%
      16,000    Maytag Corp.                                          524,000
                                                                  -----------

AUTOMOTIVE & RELATED - 0.5%
       2,000    Arvin Industries, Inc.                                 36,000
       3,000    Bandag, Inc.                                           74,438
       7,500    Lear Corp. *<F43>                                     175,781
       8,000    Meritor Automotive, Inc.                               99,500
                                                                  -----------
                Total                                                 385,719
                                                                  -----------

BANKING - 5.5%
      13,000    Astoria Financial Corp.                               354,250
      13,650    Charter One Financial, Inc.                           310,537
      25,000    City National Corp.                                   975,000
      13,000    Dime Bancorp, Inc.                                    237,250
      26,000    First Tennessee National Corp.                        533,000
      40,000    Hibernia Corp.                                        515,000
      11,000    Marshall & Ilsley Corp.                               533,500
      17,000    North Fork Bancorporation, Inc.                       281,563
      20,000    Sovereign Bancorp, Inc.                               137,500
      17,000    Zions Bancorporation                                  792,625
                                                                  -----------
                Total                                               4,670,225
                                                                  -----------

BUILDING & CONSTRUCTION - 3.7%
      14,400    Astec Industries, Inc. *<F43>                         372,600
      16,000    Granite Construction Inc.                             417,000
      19,000    Jacobs Engineering Group Inc. *<F43>                  631,750
      18,000    Martin Marietta Materials, Inc.                       880,875
       5,000    Rayonier Inc.                                         201,250
       6,000    Southdown, Inc.                                       368,250
       6,500    U.S.G. Corp. *<F43>                                   244,969
                                                                  -----------
                Total                                               3,116,694
                                                                  -----------

BUSINESS SERVICES - 0.2%
       5,000    Kelly Services, Inc., Class A                         115,000
                                                                  -----------

CHEMICALS - 0.7%
      20,000    Albemarle Corp.                                       440,000
       3,000    Fuller (H.B.) Co.                                     116,438
       3,000    Lubrizol Corp. (The)                                   69,375
                                                                  -----------
                Total                                                 625,813
                                                                  -----------

COMMERCIAL SERVICES - 0.0%
       4,000    Ogden Corp.                                            34,500
                                                                  -----------

COMPUTER PRODUCTS & SERVICES - 2.3%
      10,000    Keane, Inc. *<F43>                                    268,125
      24,000    Lexmark International Group, Inc.,
                  Class A *<F43>                                    1,674,000
                                                                  -----------
                Total                                               1,942,125
                                                                  -----------

COMPUTERS & SOFTWARE - 13.0%
      20,000    Citrix Systems, Inc. *<F43>                         1,052,500
      18,028    Computer Associates International, Inc.               928,442
      10,000    Electronic Arts, Inc. *<F43>                          638,750
      58,000    InterVoice-Brite, Inc. *<F43>                         826,500
      32,500    Intuit, Inc. *<F43>                                 1,178,125
       6,000    Network Associates, Inc. *<F43>                       131,250
       7,000    Rational Software Corp. *<F43>                        513,187
      20,000    Siebel Systems, Inc. *<F43>                         2,340,000
      10,000    Symantec Corp. *<F43>                                 657,500
      23,250    VERITAS Software Corp. *<F43>                       2,708,625
                                                                  -----------
                Total                                              10,974,879
                                                                  -----------

CONSUMER NON-DURABLES - 1.0%
      19,500    Cintas Corp.                                          858,000
                                                                  -----------

CONSUMER PRODUCTS - 0.1%
       5,000    Church & Dwight Co., Inc.                              90,938
                                                                  -----------

CONTAINERS - 0.3%
      12,000    Sonoco Products Co.                                   264,750
                                                                  -----------

DATA PROCESSING - 1.1%
      15,000    Fiserv, Inc. *<F43>                                   701,250
      30,000    Informix Corp. *<F43>                                 217,500
                                                                  -----------
                Total                                                 918,750
                                                                  -----------

DENTAL SUPPLIES & EQUIPMENT - 0.2%
       5,000    DENTSPLY International Inc.                           153,437
                                                                  -----------

DRUGS - 5.2%
      13,000    Biogen, Inc. *<F43>                                   708,500
      11,000    Forest Laboratories, Inc. *<F43>                      973,500
      27,000    IVAX Corp. *<F43>                                   1,015,875
      20,000    Mylan Laboratories, Inc.                              536,250
      26,000    Watson Pharmaceuticals, Inc. *<F43>                 1,147,250
                                                                  -----------
                Total                                               4,381,375
                                                                  -----------

ELECTRICAL PRODUCTS & INSTRUMENTS - 1.3%
      12,500    Molex Inc.                                            610,156
       8,000    Sanmina Corp. *<F43>                                  509,000
                                                                  -----------
                Total                                               1,119,156
                                                                  -----------

ELECTRONICS - SEMICONDUCTORS - 8.7%
      12,000    Applied Micro Circuits Corp. *<F43>                 1,191,000
      15,000    Cypress Semiconductor Corp. *<F43>                    630,938
      15,000    Integrated Device Technology, Inc. *<F43>             711,562
      18,000    Linear Technology Corp.                             1,063,125
      10,500    Microchip Technology Inc. *<F43>                      596,039
       8,000    QLogic Corp. *<F43>                                   393,000
      15,750    Vishay Intertechnology, Inc. *<F43>                 1,114,313
      10,000    Vitesse Semiconductor Corp. *<F43>                    506,250
      15,000    Xilinx, Inc. *<F43>                                 1,141,875
                                                                  -----------
                Total                                               7,348,102
                                                                  -----------

ENTERTAINMENT - 0.1%
       5,000    Mandalay Resort Group *<F43>                          105,938
                                                                  -----------

FINANCE - 4.0%
      17,000    Edwards (AG), Inc.                                    593,937
      24,000    Finova Group, Inc.                                    286,500
      11,000    Investment Technology Group, Inc.                     371,250
      11,000    Jefferies Group, Inc.                                 222,063
      24,450    Old Kent Financial Corp.                              812,963
      30,000    Pinnacle West Capital Corp.                         1,072,500
                                                                  -----------
                Total                                               3,359,213
                                                                  -----------

FOOD & BEVERAGE - 1.4%
      16,000    Hormel Foods Corp.                                    277,000
      12,500    IBP, inc.                                             206,250
      25,000    Tyson Foods, Inc.                                     246,875
      26,000    Universal Foods Corp.                                 448,500
                                                                  -----------
                Total                                               1,178,625
                                                                  -----------

HEALTH CARE SERVICES & SUPPLIES - 0.9%
       4,000    Lincare Holdings Inc.                                $116,000
      12,004    Priority Healthcare Corp. *<F43>                      612,204
                                                                  -----------
                Total                                                 728,204
                                                                  -----------

HOME FURNISHINGS - 0.7%
      23,000    Leggett & Platt, Inc.                                 461,437
       7,000    Mohawk Industries, Inc. *<F43>                        166,688
                                                                  -----------
                Total                                                 628,125
                                                                  -----------

INSURANCE - 2.9%
       6,000    Allmerica Financial Corp.                             346,125
      12,000    American Financial Group, Inc.                        335,250
       6,000    Everest Re Group, Ltd.                                204,000
      18,000    Lincoln National Corp.                                697,500
      17,500    PMI Group, Inc. (The)                                 888,125
                                                                  -----------
                Total                                               2,471,000
                                                                  -----------

MACHINERY - 1.0%
      10,000    Black & Decker Corp. (The)                            365,000
       4,000    Imation Corp. *<F43>                                  113,250
       2,500    SPX Corp. *<F43>                                      263,281
       2,500    Tecumseh Products Co., Class A                        112,969
                                                                  -----------
                Total                                                 854,500
                                                                  -----------

MANUFACTURED HOUSING - 0.1%
      12,000    Clayton Homes, Inc.                                   106,500
                                                                  -----------

MANUFACTURING - 1.0%
      10,000    Carlisle Cos., Inc.                                   415,625
       5,000    Mark IV Industries, Inc.                              106,250
       5,000    Pentair, Inc.                                         196,250
       6,000    Trinity Industries, Inc.                              132,375
                                                                  -----------
                Total                                                 850,500
                                                                  -----------

MEDIA - 1.6%
      20,000    A. H. Belo Corp., Series A                            321,250
      13,000    Reader's Digest Association, Inc. (The)               440,375
       6,000    Univision Communications Inc. *<F43>                  618,000
                                                                  -----------
                Total                                               1,379,625
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 4.1%
      20,000    Chiron Corp. *<F43>                                   758,750
      20,600    CONMED Corp. *<F43>                                   496,975
      17,500    Genzyme Corp. *<F43>                                  994,219
      10,000    Stryker Corp.                                         378,125
      16,200    Trigon Healthcare, Inc. *<F43>                        810,000
                                                                  -----------
                Total                                               3,438,069
                                                                  -----------

NATURAL GAS - 2.8%
      29,100    Coastal Corp.                                       1,786,012
      11,000    El Paso Energy Corp.                                  566,500
                                                                  -----------
                Total                                               2,352,512
                                                                  -----------

OIL & GAS - 7.6%
      10,000    Amerada Hess Corp.                                    663,750
       5,000    Conoco Inc. - Class A                                 133,750
       8,000    ENSCO International Inc.                              279,500
      25,000    Global Marine Inc. *<F43>                             707,812
       8,000    Grant Prideco, Inc. *<F43>                            186,000
       4,000    Murphy Oil Corp.                                      259,500
      10,000    Nabors Industries, Inc. *<F43>                        430,000
       7,000    Noble Affiliates, Inc.                                275,188
      10,000    Noble Drilling Corp. *<F43>                           433,750
       6,000    Tidewater Inc.                                        233,250
      30,000    Tosco Corp.                                          $918,750
      20,000    Transocean Sedco Forex Inc.                           983,750
      20,000    Valero Energy Corp.                                   585,000
       8,000    Weatherford International, Inc. *<F43>                344,500
                                                                  -----------
                Total                                               6,434,500
                                                                  -----------

PAPER & FOREST PRODUCTS - 0.5%
       6,000    Bowater Inc.                                          310,125
       9,000    Glatfelter (P.H.) Co.                                 106,312
                                                                  -----------
                Total                                                 416,437
                                                                  -----------

PLASTICS - 1.2%
      34,000    Spartech Corp.                                      1,007,250
                                                                  -----------

RESTAURANTS - 0.9%
       4,000    Outback Steakhouse, Inc. *<F43>                       121,250
      22,050    Sonic Corp. *<F43>                                    610,509
                                                                  -----------
                Total                                                 731,759
                                                                  -----------

RETAILING & APPAREL - 2.9%
       7,000    Abercrombie & Fitch Co. *<F43>                         68,688
       5,000    Bed Bath & Beyond Inc. *<F43>                         184,062
      15,000    Best Buy Co., Inc. *<F43>                             960,000
       8,000    BJ's Wholesale Club, Inc. *<F43>                      248,000
       5,500    Claire's Stores, Inc.                                 111,375
      10,000    Lowe's Cos., Inc.                                     465,625
      19,100    Shopko Stores, Inc.                                   350,963
      10,000    Warnaco Group, Inc. (The)                              67,500
                                                                  -----------
                Total                                               2,456,213
                                                                  -----------

STEEL PRODUCTS - 0.1%
       8,000    AK Steel Holding Corp.                                 77,500
                                                                  -----------

TECHNOLOGY SERVICES - 0.9%
      30,000    Comdisco, Inc.                                        768,750
                                                                  -----------

TELECOMMUNICATIONS & EQUIPMENT - 6.5%
      15,000    BroadWing Inc. *<F43>                                 357,187
      17,000    CenturyTel, Inc.                                      459,000
      25,000    Comsat Corp.                                          612,500
      20,000    Comverse Technology, Inc. *<F43>                    1,827,500
      25,500    Dycom Industries, Inc. *<F43>                       1,235,156
      15,000    QUALCOMM Inc. *<F43>                                  995,625
                                                                  -----------
                Total                                               5,486,968
                                                                  -----------

TEXTILES - 0.1%
       8,000    Shaw Industries, Inc. *<F43>                          111,500
                                                                  -----------

TOBACCO - 0.1%
       4,000    Universal Corp.                                        92,750
                                                                  -----------

TRANSPORTATION - 1.1%
      24,000    Harley-Davidson, Inc.                                 894,000
                                                                  -----------

UNIT INVESTMENT TRUST - 4.1%
      40,000    Standard & Poor's MidCap 400
                  Depositary Receipts                               3,507,500
                                                                  -----------

UTILITIES - 5.4%
       8,000    Allegheny Energy, Inc.                                247,500
       7,000    American Water Works Company, Inc.                    163,625
      28,000    CMP Group, Inc.                                       812,000
      44,200    Energy East Corp.                                     944,775
      28,000    Montana Power Co. (The)                             1,058,750
      41,000    Northeast Utilities *<F43>                            907,125
       8,000    OGE Energy Corp.                                      156,000
       8,000    UtiliCorp United Inc.                                 157,000
       6,000    Washington Gas Light Co.                              159,750
                                                                  -----------
                Total                                               4,606,525
                                                                  -----------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $61,396,497)                                    82,963,207
                                                                  -----------

MUTUAL FUND - 0.5%
      44,779    Dean Small Cap Value Fund                             381,517
                                                                  -----------
TOTAL MUTUAL FUND
  (IDENTIFIED COST $452,849)                                          381,517
                                                                  -----------

SHORT-TERM INVESTMENT - 1.5%

REPURCHASE AGREEMENT - 1.5%
  $1,257,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000, repurchase
                  price $1,257,223 (Collateralized by
                  U.S. Government Securities)                       1,257,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFED COST $1,257,000)                                       1,257,000
                                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $63,106,346)                                    84,601,724
                                                                  -----------
LIABILITIES, LESS OTHER ASSETS - (0.1)%                               (69,783)
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $84,531,941
                                                                  -----------
                                                                  -----------

*<F43>  Non-income producing

                      (See Notes to Financial Statements.)

Firstar Stellar International Equity Fund    May 31, 2000 (Unaudited)

 SHARES OR
 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
CLOSED-END INVESTMENT COMPANIES - 15.8%
      15,000    Asia Pacific Fund Inc.                               $128,438
      10,000    Asia Tigers Fund Inc.                                  80,000
      30,000    China Fund, Inc. (The)                                270,000
     100,000    France Growth Fund, Inc. (The)                      1,406,250
      10,000    Germany Fund, Inc. (The)                              143,750
      15,000    iShares MSCI France Index Fund                        421,875
      15,000    iShares MSCI Germany Index Fund                       371,250
     100,000    iShares MSCI Hong Kong Index Fund                   1,162,500
      10,000    iShares MSCI Italy Index Fund                         246,250
      85,000    iShares MSCI Singapore Index Fund                     563,125
     111,100    Italy Fund Inc. (The)                               1,958,138
      35,000    Japan Equity Fund, Inc. (The) *<F44>                  249,375
     175,000    Japan O.T.C. Equity Fund, Inc. *<F44>               1,487,500
      50,000    Korea Fund, Inc. (The) *<F44>                         637,500
      20,000    Latin American Discovery
                  Fund, Inc. (The)                                    185,000
      50,000    Mexico Fund, Inc. (The)                               678,125
      53,628    Swiss Helvetia Fund, Inc. (The)                       744,088
      75,000    Templeton Emerging Markets Fund, Inc.                 660,938
                                                                  -----------
TOTAL CLOSED-END INVESTMENT COMPANIES
  (IDENTIFIED COST $10,445,196)                                    11,394,102
                                                                  -----------

MUTUAL FUNDS - 75.6%
     263,109    BT Institutional International
                  Equity Fund                                       4,333,405
     294,287    Federated International
                  Equity Fund, Class A                              7,848,637
      44,391    Federated International Small
                  Company Fund *<F44>                               1,335,722
      40,431    Flex Partners International Equity Fund               668,324
     245,193    Founders Worldwide Growth Fund                      5,526,641
     160,549    Janus Worldwide Fund                               11,878,996
      41,934    Lexington Global Fund                                 476,792
     278,101    Morgan Stanley Global Equity
                  Allocation Fund                                   5,169,905
     185,172    Scudder Global Fund                                 5,532,940
     260,588    USAA World Growth Fund                              5,370,710
     181,374    Vanguard International Growth Fund                  4,037,375
      91,585    Vanguard International Value Fund                   2,483,786
                                                                  -----------
TOTAL MUTUAL FUNDS
  (IDENTIFIED COST $45,899,093)                                    54,663,233
                                                                  -----------

SHORT-TERM INVESTMENT - 8.6%

REPURCHASE AGREEMENT - 8.6%
  $6,177,000    Donaldson, Lufkin and Jenrette
                  Securities Corp., 6.40%, dated
                  5/31/2000, due 6/1/2000,
                  repurchase price $6,178,097
                  (Collateralized by U.S.
                  Government Securities)                            6,177,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $6,177,000)                                      6,177,000
                                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $62,521,289)                                    72,234,335
                                                                  -----------
LIABILITIES, LESS OTHER ASSETS - (0.1)%                               (37,959)
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $72,196,376
                                                                  -----------
                                                                  -----------

*<F44>  Non-income producing

                      (See Notes to Financial Statements.)

Statements of Assets and Liabilities
May 31, 2000 (Unaudited)

                                                                   Firstar Stellar                  Firstar Stellar
                                   Firstar Stellar Firstar Stellar    Science &                         Capital     Firstar Stellar
                                    Growth Equity  Relative Value     Technology   Firstar Stellar   Appreciation    International
                                        Fund            Fund             Fund            Fund            Fund         Equity Fund
                                   --------------- --------------- --------------- ---------------  --------------- ---------------
ASSETS:
  Total investments in securities,
    at value                        $324,162,625     $559,084,503    $101,679,256     $81,551,935     $84,601,724      $72,234,335
  Cash                                        --            2,079              --           1,024           2,507               --
  Income receivable                      379,700        1,161,296           7,606         366,250          71,370            1,097
  Receivable for investments sold             --               --          75,593              --              --            2,413
  Receivable for Fund shares sold        370,070          230,941         207,325          27,949           4,387           64,092
  Other assets                            56,782           28,888          41,780          29,600          36,821           10,836
                                    ------------     ------------    ------------     -----------     -----------      -----------
      Total assets                   324,969,177      560,507,707     102,011,560      81,976,758      84,716,809       72,312,773
                                    ------------     ------------    ------------     -----------     -----------      -----------

LIABILITIES:
  Payable for investments purchased           --       10,672,583         110,050              --              --               --
  Payable for Fund shares redeemed       153,108          285,659          30,022           9,807          67,061           23,134
  Payable to bank                          9,677               --          24,740              --              --              397
  Options written, at value              436,875               --         816,625              --              --               --
  Payable to affiliates                  358,737          599,008         134,088         123,014         112,611           85,046
  Accrued expenses                        37,865           35,972          11,435          28,295           5,196            7,820
                                    ------------     ------------    ------------     -----------     -----------      -----------
      Total liabilities                  996,262       11,593,222       1,126,960         161,116         184,868          116,397
                                    ------------     ------------    ------------     -----------     -----------      -----------

NET ASSETS                          $323,972,915     $548,914,485    $100,884,600     $81,815,642     $84,531,941      $72,196,376
                                    ------------     ------------    ------------     -----------     -----------      -----------
                                    ------------     ------------    ------------     -----------     -----------      -----------

NET ASSETS CONSIST OF:
  Paid in capital                   $184,919,241     $303,348,617     $89,435,390     $58,215,105     $64,473,154      $58,322,002
  Accumulated undistributed
    net investment income (loss)           8,023        1,393,123        (351,737)        337,012        (183,769)          76,433
  Accumulated undistributed net
    realized gain (loss) on
    investments and options            3,418,633       10,557,711      (2,819,401)      2,861,513      (1,252,822)       4,084,895
  Net unrealized appreciation on
      investments and options        135,627,018      233,615,034      14,620,348      20,402,012      21,495,378        9,713,046
                                    ------------     ------------    ------------     -----------     -----------      -----------
      Total net assets              $323,972,915     $548,914,485    $100,884,600     $81,815,642     $84,531,941      $72,196,376
                                    ------------     ------------    ------------     -----------     -----------      -----------

NET ASSETS:
  A Shares                              $194,939      $49,126,067        $532,792     $38,761,539     $84,515,528      $72,196,376
  B Shares                           101,799,955       16,361,020      10,510,180          13,363          16,413               --
  Y Shares                           221,978,021      483,427,398      89,841,628      43,040,740              --               --
                                    ------------     ------------    ------------     -----------     -----------      -----------
      Total net assets              $323,972,915     $548,914,485    $100,884,600     $81,815,642     $84,531,941      $72,196,376
                                    ------------     ------------    ------------     -----------     -----------      -----------
                                    ------------     ------------    ------------     -----------     -----------      -----------

SHARES OUTSTANDING:
  A Shares                                 7,589        1,699,888          30,709       2,873,998       6,185,727        5,435,576
  B Shares                             3,961,050          567,939         606,646             991           1,201               --
  Y Shares                             8,615,579       16,699,261       5,152,013       3,191,454              --               --
                                    ------------     ------------    ------------     -----------     -----------      -----------
      Total shares outstanding        12,584,218       18,967,088       5,789,368       6,066,443       6,186,928        5,435,576
                                    ------------     ------------    ------------     -----------     -----------      -----------
                                    ------------     ------------    ------------     -----------     -----------      -----------

NET ASSET VALUE PER SHARE:
  A Shares                                $25.69           $28.90          $17.35          $13.49          $13.66           $13.28
  B Shares                                $25.70           $28.81          $17.33          $13.48          $13.67            --
  Y Shares                                $25.76           $28.95          $17.44          $13.49           --               --
                                    ------------     ------------    ------------     -----------     -----------      -----------
OFFERING PRICE PER SHARE:
  A Shares                                $27.19           $30.58          $18.36          $14.28          $14.46           $13.48
  B Shares                                $25.70           $28.81          $17.33          $13.48          $13.67            --
  Y Shares                                $25.76           $28.95          $17.44          $13.49           --               --
                                    ------------     ------------    ------------     -----------     -----------      -----------
REDEMPTION PROCEEDS PER SHARE:
  A Shares                                $25.69           $28.90          $17.35          $13.49          $13.66           $13.28
  B Shares                                $24.42           $27.37          $16.46          $12.81          $12.99            --
  Y Shares                                $25.76           $28.95          $17.44          $13.49           --               --
                                    ------------     ------------    ------------     -----------     -----------      -----------
Investments, at identified cost     $188,440,646     $325,469,469     $87,111,300     $61,149,923     $63,106,346      $62,521,289
                                    ------------     ------------    ------------     -----------     -----------      -----------
                                    ------------     ------------    ------------     -----------     -----------      -----------
Investments, at tax cost            $188,440,646     $325,469,469     $87,256,049     $61,156,594     $63,262,456      $62,521,289
                                    ------------     ------------    ------------     -----------     -----------      -----------
                                    ------------     ------------    ------------     -----------     -----------      -----------

                      (See Notes to Financial Statements.)

Statements of Operations
Six Months Ended May 31, 2000 (Unaudited)

                                                                   Firstar Stellar                  Firstar Stellar
                                   Firstar Stellar Firstar Stellar    Science &                         Capital     Firstar Stellar
                                    Growth Equity  Relative Value     Technology   Firstar Stellar   Appreciation    International
                                        Fund            Fund             Fund            Fund            Fund         Equity Fund
                                   --------------- --------------- --------------- ---------------  --------------- ---------------
INVESTMENT INCOME:
  Interest income                       $361,700         $675,388        $193,272        $945,345         $18,930         $152,358
  Dividend income                      1,529,407        5,353,109          45,065         806,193         386,488          340,515
                                     -----------      -----------      ----------      ----------      ----------       ----------
          Total income                 1,891,107        6,028,497         238,337       1,751,538         405,418          492,873
                                     -----------      -----------      ----------      ----------      ----------       ----------

EXPENSES:
  Investment advisory fees             1,181,568        2,028,631         386,093         409,136         416,423          270,243
  Shareholder services fees              394,263          675,983         107,751         107,628         109,493           90,316
  Administration fees                    173,297          297,533          47,189          47,374          48,218           39,636
  Distribution services fees -- A Shares      27           64,567              93          50,424              --               --
  Distribution services fees -- B Shares 125,178           19,293          26,080              10               3               --
  Transfer and dividend disbursing
    agent fees and expenses               58,347           94,349           3,224          26,132          12,157            7,829
  Custodian fees                          39,386           67,621          10,724          10,767          10,959            9,008
  Portfolio accounting fees               39,132           59,157          26,417          31,802          23,416           21,069
  Printing and postage                    22,101           24,575           2,133          14,494           2,769            2,665
  Federal and state registration fees      9,630           10,974          15,269           5,000           3,153            4,600
  Auditing fees                            6,326            6,652           5,999           6,310           5,809            5,809
  Trustees' fees                           2,602            2,602           2,602           2,602           2,602            2,602
  Legal fees                               1,082            1,050           1,090           1,050           1,082            1,082
  Miscellaneous                            2,562            5,673             382           1,456           1,273              915
                                     -----------      -----------      ----------      ----------      ----------       ----------
      Total expenses                   2,055,501        3,358,660         635,046         714,185         637,357          455,774
                                     -----------      -----------      ----------      ----------      ----------       ----------

Waiver --
  Waiver of shareholder services fees   (172,417)        (298,645)        (44,972)        (47,726)        (48,170)         (39,334)
                                     -----------      -----------      ----------      ----------      ----------       ----------
      Total waiver                      (172,417)        (298,645)        (44,972)        (47,726)        (48,170)         (39,334)
                                     -----------      -----------      ----------      ----------      ----------       ----------
          Net expenses                 1,883,084        3,060,015         590,074         666,459         589,187          416,440
                                     -----------      -----------      ----------      ----------      ----------       ----------
             NET INVESTMENT
               INCOME (LOSS)               8,023        2,968,482        (351,737)      1,085,079        (183,769)          76,433
                                     -----------      -----------      ----------      ----------      ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on
  investments and options              5,101,396       11,261,910      (2,405,136)      2,924,473       2,033,818        4,407,234
Net change in unrealized appreciation
  on investments and options          16,471,768      (15,383,794)      4,909,386       2,542,220       7,280,813       (2,916,596)
                                     -----------      -----------      ----------      ----------      ----------       ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND OPTIONS   21,573,164       (4,121,884)      2,504,250       5,466,693       9,314,631        1,490,638
                                     -----------      -----------      ----------      ----------      ----------       ----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                    $21,581,187      $(1,153,402)     $2,152,513      $6,551,772      $9,130,862       $1,567,071
                                     -----------      -----------      ----------      ----------      ----------       ----------
                                     -----------      -----------      ----------      ----------      ----------       ----------

                      (See Notes to Financial Statements.)

Statements of Changes in Net Assets

                                                                   Firstar Stellar                         Firstar Stellar
                                                                    Growth Equity                           Relative Value
                                                                         Fund                                    Fund
                                                           -------------------------------         --------------------------------
                                                            Six Months                              Six Months
                                                              Ended             Year Ended            Ended             Year Ended
                                                           May 31, 2000        November 30,        May 31, 2000        November 30,
                                                           (Unaudited)             1999            (Unaudited)             1999
                                                           ------------        ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income (loss)                                    $8,023           $212,364           $2,968,482          $3,713,860
Net realized gain (loss) on investments and options          5,101,396         (1,646,342)          11,261,910            (704,200)
Net change in unrealized appreciation
  on investments and options                                16,471,768         54,036,897          (15,383,794)         51,592,461
                                                          ------------       ------------         ------------        ------------
  Change in net assets resulting from operations            21,581,187         52,602,919           (1,153,402)         54,602,121
                                                          ------------       ------------         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS--
  Distributions from net investment income
      A Shares                                                      --                 --             (162,330)           (307,136)
      B Shares                                                      --            (60,891)             (47,755)            (68,023)
      Y Shares                                                      --           (285,802)          (2,052,248)         (3,536,241)
  Distributions in excess of net investment income
      B Shares                                                      --             (6,262)                  --                  --
      Y Shares                                                      --           (110,533)                  --                  --
  Distributions from net realized gain on
    investments and options
      A Shares                                                      --                 --                   --            (202,285)
      B Shares                                                      --         (1,524,025)                  --             (32,646)
      Y Shares                                                      --         (2,792,926)                  --          (1,548,462)
                                                          ------------       ------------         ------------        ------------
  Change in net assets from distributions
      to shareholders                                               --         (4,780,439)          (2,262,333)         (5,694,793)
                                                          ------------       ------------         ------------        ------------

SHARE TRANSACTIONS--
Proceeds from sales of shares                               50,784,002         79,638,600           80,890,623         122,853,931
Net asset value of shares issued to shareholders
  in payment of distributions declared                              --          3,394,700            1,603,092           4,286,072
Cost of shares redeemed                                    (25,037,514)       (42,163,347)         (65,470,528)        (85,917,559)
                                                          ------------       ------------         ------------        ------------
  Change in net assets from share transactions              25,746,488         40,869,953           17,023,187          41,222,444
                                                          ------------       ------------         ------------        ------------
      Change in net assets                                  47,327,675         88,692,433           13,607,452          90,129,772
                                                          ------------       ------------         ------------        ------------

NET ASSETS:
Beginning of period                                        276,645,240        187,952,807          535,307,033         445,177,261
                                                          ------------       ------------         ------------        ------------
End of period                                             $323,972,915       $276,645,240         $548,914,485        $535,307,033
                                                          ------------       ------------         ------------        ------------
Accumulated undistributed net investment income
  included in net assets at end of period                       $8,023                 --           $1,393,123            $686,974
                                                          ------------       ------------         ------------        ------------
                                                          ------------       ------------         ------------        ------------


        Firstar Stellar                                                  Firstar Stellar                 Firstar Stellar
           Science &                                                         Capital                      International
           Technology                   Firstar Stellar                   Appreciation                        Equity
              Fund                            Fund                            Fund                             Fund
  ---------------------------     ----------------------------     ---------------------------     ----------------------------
  Six Months                       Six Months                      Six Months                       Six Months
     Ended       Period Ended        Ended         Year Ended         Ended        Year Ended         Ended         Year Ended
 May 31, 2000    November 30,     May 31, 2000    November 30,    May 31, 2000    November 30,     May 31, 2000    November 30,
  (Unaudited)    1999(a)<F45>     (Unaudited)         1999         (Unaudited)        1999         (Unaudited)         1999
 ------------    ------------     ------------    ------------    ------------    ------------     ------------    ------------

   $(351,737)       $(71,140)      $1,085,079      $2,562,087       $(183,769)      $(274,917)         $76,433       $149,811
  (2,405,136)       (414,265)       2,924,473         (40,690)      2,033,818        (795,404)       4,407,234        607,379

   4,909,386       9,710,962        2,542,220       4,101,153       7,280,813       5,283,313       (2,916,596)    13,062,240
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
   2,152,513       9,225,557        6,551,772       6,622,550       9,130,862       4,212,992        1,567,071     13,819,430
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------

          --              --         (449,946)     (1,236,235)             --              --               --       (485,816)
          --              --               --              --              --              --               --             --
          --              --         (578,096)     (1,687,173)             --              --               --             --

          --              --               --              --              --              --               --             --
          --              --               --              --              --              --               --             --


          --              --               --      (4,024,886)             --              --         (655,386)      (838,069)
          --              --               --              --              --              --               --             --
          --              --               --      (4,995,329)             --              --               --             --
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
          --              --       (1,028,042)    (11,943,623)             --              --         (655,386)    (1,323,885)
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------

  61,965,324      33,788,522        3,030,617       9,831,132       1,449,102      24,201,262       14,749,222     12,639,693

          --              --          931,317      10,753,017              --              --          470,440        963,609
  (5,513,950)       (733,366)     (15,293,405)    (32,824,225)    (11,305,194)    (23,137,932)      (3,430,563)   (15,061,986)
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
  56,451,374      33,055,156      (11,331,471)    (12,240,076)     (9,856,092)      1,063,330       11,789,099     (1,458,684)
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
  58,603,887      42,280,713       (5,807,741)    (17,561,149)       (725,230)      5,276,322       12,700,784     11,036,861
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------

  42,280,713              --       87,623,383     105,184,532      85,257,171      79,980,849       59,495,592     48,458,731
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
$100,884,600     $42,280,713      $81,815,642     $87,623,383     $84,531,941     $85,257,171      $72,196,376    $59,495,592
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------

   $(351,737)             --         $337,012        $279,975       $(183,769)             --          $76,433             --
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------
------------     -----------      -----------     -----------     -----------     -----------      -----------    -----------

(a)<F45> Reflects operations for the period from August 9, 1999 (date of initial public investment) to November 30, 1999.

                      (See Notes to Financial Statements.)

Financial Highlights
(For a share outstanding throughout each period)

                                                 NET REALIZED
                                                     AND                                           DISTRIBUTIONS     DISTRIBUTIONS
                 NET ASSET                        UNREALIZED                     DISTRIBUTIONS     IN EXCESS OF        FROM NET
                  VALUE,            NET         GAIN (LOSS) ON    TOTAL FROM       FROM NET             NET          REALIZED GAIN
PERIOD ENDED     BEGINNING       INVESTMENT      INVESTMENTS      INVESTMENT      INVESTMENT        INVESTMENT      ON INVESTMENTS
NOVEMBER 30,     OF PERIOD     INCOME (LOSS)     AND OPTIONS      OPERATIONS        INCOME        INCOME (F)<F51>     AND OPTIONS
------------     ---------      ------------     -----------      ----------      ----------      ---------------     -----------
FIRSTAR STELLAR GROWTH EQUITY FUND

A SHARES
2000(l)<F57>      $26.95            --               (1.26)          (1.26)          --                --                --

B SHARES
1995(d)<F49>      $10.00             0.24             2.67            2.91           (0.21)            --                --
1996              $12.70             0.17             3.12            3.29           (0.16)            --                (0.66)
1997              $15.17             0.19             2.97            3.16           (0.14)            --                (1.02)
1998              $17.17             0.02             3.32            3.34           (0.03)            --                (0.96)
1999              $19.52            (0.04)            4.88            4.84           (0.02)            (0.00)(i)<F54>    (0.45)
2000(k)<F56>      $23.89            (0.02)            1.83            1.81           --                --                --

Y SHARES
1997(c)<F48>      $16.46             0.03             0.73            0.76           (0.04)            --                --
1998              $17.18             0.06             3.30            3.36           (0.07)            --                (0.96)
1999              $19.51             0.07             4.83            4.90           (0.05)            (0.01)            (0.45)
2000(k)<F56>      $23.90             0.01             1.85            1.86           --                --                --

FIRSTAR STELLAR RELATIVE VALUE FUND

A SHARES
1995              $11.36             0.29             3.65            3.94           (0.28)            --                --
1996              $15.02             0.27             4.01            4.28           (0.26)            --                (0.01)
1997              $19.03             0.67             4.45            5.12           (0.28)            --                (0.39)
1998              $23.48             0.11             3.66            3.77           (0.17)            --                (0.82)
1999              $26.26             0.10             3.01            3.11           (0.16)            --                (0.11)
2000(k)<F56>      $29.10             0.13            (0.24)          (0.11)          (0.09)            --                --

B SHARES
1998(b)<F47>      $26.01             0.14             0.24            0.38           (0.11)            --                --
1999              $26.28             0.16             2.94            3.10           (0.18)            --                (0.11)
2000(k)<F56>      $29.09             0.13            (0.32)          (0.19)          (0.09)            --                --

Y SHARES
1997(a)<F46>      $22.67             0.08             0.81            0.89           (0.07)            --                --
1998              $23.49             0.18             3.65            3.83           (0.23)            --                (0.82)
1999              $26.27             0.23             2.96            3.19           (0.23)            --                (0.11)
2000(k)<F56>      $29.12             0.16            (0.21)          (0.05)          (0.12)            --                --

FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND

A SHARES
2000(l)<F57>      $21.93            (0.05)           (4.53)          (4.58)          --                --                --

B SHARES
1999(e)<F50>      $10.00            --                4.52            4.52           --                --                --
2000(k)<F56>      $14.52            (0.09)            2.90            2.81           --                --                --

Y SHARES
1999(e)<F50>      $10.00            --                4.56            4.56           --                --                --
2000(k)<F56>      $14.56            (0.06)            2.94            2.88           --                --                --

FIRSTAR STELLAR FUND

A SHARES
1995              $10.90             0.34             1.33            1.67           (0.35)            --                (0.05)
1996              $12.17             0.34             1.62            1.96           (0.34)            --                (0.20)
1997              $13.59             0.36             1.18            1.54           (0.36)            --                (0.50)
1998              $14.27             0.38             0.35            0.73           (0.35)            --                (1.30)
1999              $13.35             0.31             0.52            0.83           (0.35)            --                (1.16)
2000(k)<F56>      $12.67             0.16             0.81            0.97           (0.15)            --                --

B SHARES
2000(l)<F57>      $13.76             0.03            (0.31)          (0.28)          --                --                --

Y SHARES
1995              $10.90             0.38             1.32            1.70           (0.38)            --                (0.05)
1996              $12.17             0.37             1.62            1.99           (0.37)            --                (0.20)
1997              $13.59             0.40             1.18            1.58           (0.40)            --                (0.50)
1998              $14.27             0.42             0.36            0.78           (0.39)            --                (1.30)
1999              $13.36             0.35             0.51            0.86           (0.39)            --                (1.16)
2000(k)<F56>      $12.67             0.18             0.81            0.99           (0.17)            --                --


                                                           RATIOS TO AVERAGE NET ASSETS
                                                    -------------------------------------------        NET ASSETS,
                   NET ASSET                                       NET               EXPENSE               END          PORTFOLIO
     TOTAL        VALUE, END        TOTAL                       INVESTMENT           WAIVER/            OF PERIOD        TURNOVER
 DISTRIBUTIONS     OF PERIOD      RETURN (G)       EXPENSES       INCOME        REIMBURSEMENT (H)     (000 OMITTED)        RATE
                                    <F52>                                             <F53>
 -------------    ----------      ----------       --------     ----------      -----------------     ------------       --------

     --             $25.69           (4.68)%        1.42%(j)      (0.07)%(j)          0.09%(j)              $195             9%
                                                        <F55>          <F55>              <F55>

     (0.21)         $12.70           29.44%         1.17%(j)       2.00%(j)           0.23%(j)           $48,699           171%
                                                        <F55>          <F55>              <F55>
     (0.82)         $15.17           27.34%         1.19%          1.31%              0.20%              $85,311            96%
     (1.16)         $17.17           22.65%         1.09%          0.86%              0.20%              $45,025            60%
     (0.99)         $19.52           20.76%         1.34%          0.12%              0.20%              $66,478            48%
     (0.47)         $23.89           25.26%         1.36%         (0.08)%             0.16%              $90,468            28%
     --             $25.70            7.58%         1.36%(j)      (0.17)%(j)          0.11%(j)          $101,800             9%
                                                        <F55>          <F55>              <F55>

     (0.04)         $17.18            4.59%         1.06%(j)       0.68%(j)           0.20%(j)          $109,087            60%
                                                        <F55>          <F55>              <F55>
     (1.03)         $19.51           20.91%         1.09%          0.37%              0.20%             $121,475            48%
     (0.51)         $23.90           25.61%         1.11%          0.17%              0.16%             $186,177            28%
     --             $25.76            7.78%         1.11%(j)       0.08%(j)           0.11%(j)          $221,978             9%
                                                        <F55>          <F55>              <F55>



     (0.28)         $15.02           35.10%         1.06%          2.17%              0.20%             $131,979            24%
     (0.27)         $19.03           28.86%         1.04%          1.71%              0.20%             $215,843            16%
     (0.67)         $23.48           27.69%         1.01%          1.40%              0.20%              $37,748            18%
     (0.99)         $26.26           16.67%         1.29%          0.70%              0.20%              $50,925            26%
     (0.27)         $29.10           11.89%         1.30%          0.52%              0.16%              $54,825            11%
     (0.09)         $28.90           (0.38)%        1.35%(j)       0.88%(j)           0.11%(j)           $49,126             4%
                                                        <F55>          <F55>              <F55>

     (0.11)         $26.28            1.50%         1.04%(j)       0.95%(j)           0.20%(j)            $7,847            26%
                                                        <F55>          <F55>              <F55>
     (0.29)         $29.09           11.84%         1.30%          0.52%              0.16%              $14,278            11%
     (0.09)         $28.81           (0.65)%        1.35%(j)       0.88%(j)           0.11%(j)           $16,361             4%
                                                        <F55>          <F55>              <F55>

     (0.07)         $23.49            3.93%         1.00%(j)       1.35%(j)           0.20%(j)          $312,056            18%
                                                        <F55>          <F55>              <F55>
     (1.05)         $26.27           16.95%         1.04%          0.95%              0.20%             $386,405            26%
     (0.34)         $29.12           12.20%         1.05%          0.77%              0.16%             $466,203            11%
     (0.12)         $28.95           (0.15)%        1.10%(j)       1.13%(j)           0.11%(j)          $483,427             4%
                                                        <F55>          <F55>              <F55>



     --             $17.35          (20.88)%        1.61%(j)      (1.10)%(j)          0.09%(j)              $533            31%
                                                        <F55>          <F55>              <F55>

     --             $14.52           45.20%         1.94%(j)      (1.19)%(j)          0.15%(j)            $1,345            16%
                                                        <F55>          <F55>              <F55>
     --             $17.33           19.35%         1.98%(j)      (1.43)%(j)          0.11%(j)           $10,510            31%
                                                        <F55>          <F55>              <F55>

     --             $14.56           45.60%         1.69%(j)      (0.94)%(j)          0.15%(j)           $40,936            16%
                                                        <F55>          <F55>              <F55>
     --             $17.44           19.78%         1.30%(j)      (0.75)%(j)          0.11%(j)           $89,842            31%
                                                        <F55>          <F55>              <F55>



     (0.40)         $12.17           15.67%         1.65%          2.98%              0.20%              $48,902           104%
     (0.54)         $13.59           16.64%         1.66%          2.76%              0.20%              $50,094            65%
     (0.86)         $14.27           11.94%         1.56%          2.63%              0.20%              $50,398            64%
     (1.65)         $13.35            5.74%         1.65%          2.71%              0.20%              $46,613            77%
     (1.51)         $12.67            6.92%         1.60%          2.49%              0.16%              $40,133            39%
     (0.15)         $13.49            7.65%         1.68%(j)       2.39%(j)           0.11%(j)           $38,762             5%
                                                        <F55>          <F55>              <F55>

     --             $13.48           (2.03)%        2.26%(j)       1.82%(j)           0.09%(j)               $13             5%
                                                        <F55>          <F55>              <F55>

     (0.43)         $12.17           15.97%         1.40%          3.23%              0.20%              $64,754           104%
     (0.57)         $13.59           16.94%         1.39%          2.85%              0.20%              $67,047            65%
     (0.90)         $14.27           12.22%         1.31%          2.89%              0.20%              $63,742            64%
     (1.69)         $13.36            6.11%         1.40%          2.96%              0.20%              $58,572            77%
     (1.55)         $12.67            7.15%         1.35%          2.74%              0.16%              $47,491            39%
     (0.17)         $13.49            7.78%         1.43%(j)       2.64%(j)           0.11%(j)           $43,041             5%
                                                        <F55>          <F55>              <F55>

(a)<F46> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(b)<F47> Reflects operations for the period from March 31, 1998 (date of initial public investment) to November 30, 1998.
(c)<F48> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(d)<F49> Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(e)<F50> Reflects operations for the period from August 9, 1999 (date of initial public investment) to November 30, 1999.
(f)<F51> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
(g)<F52> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(h)<F53> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(i)<F54>  Less than one cent per share.
(j)<F55>  Computed on an annualized basis.
(k)<F56>  For the six months ended May 31, 2000 (unaudited).
(l)<F57> Reflects operations for the period from March 31, 2000 (date of initial public investment) to May 31, 2000 (unaudited).

                      (See Notes to Financial Statements.)

(For a share outstanding throughout each period)

                                                 NET REALIZED
                                                     AND                                           DISTRIBUTIONS     DISTRIBUTIONS
                 NET ASSET                        UNREALIZED                     DISTRIBUTIONS     IN EXCESS OF        FROM NET
                  VALUE,            NET         GAIN (LOSS) ON    TOTAL FROM       FROM NET             NET          REALIZED GAIN
PERIOD ENDED     BEGINNING       INVESTMENT      INVESTMENTS      INVESTMENT      INVESTMENT        INVESTMENT      ON INVESTMENTS
NOVEMBER 30,     OF PERIOD     INCOME (LOSS)     AND OPTIONS      OPERATIONS        INCOME        INCOME (B)<F59>     AND OPTIONS
------------     ---------      ------------     -----------      ----------      ----------      ---------------     -----------
FIRSTAR STELLAR CAPITAL APPRECIATION FUND

A SHARES
1995              $10.15             0.03             1.72            1.75           (0.04)            (0.00)(e)<F62>    (0.04)
1996              $11.82            (0.03)            1.05            1.02           --                --                (0.29)
1997              $12.55             0.02             1.77            1.79           --                --                --
1998              $14.34            (0.05)            0.56            0.51           (0.02)            --                (3.08)
1999              $11.75            --                0.57            0.57           --                --                --
2000(g)<F64>      $12.32            (0.03)            1.37            1.34           --                --                --

B SHARES
2000(h)<F65>      $14.89            --               (1.22)          (1.22)          --                --                --

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

A SHARES
1998(a)<F58>      $10.00             0.05             0.34            0.39           (0.04)            --                --
1999              $10.35             0.09             2.78            2.87           (0.10)            --                (0.18)
2000(g)<F64>      $12.94             0.01             0.47            0.48           --                --                (0.14)


                                                           RATIOS TO AVERAGE NET ASSETS
                                                    -------------------------------------------        NET ASSETS,
                   NET ASSET                                       NET               EXPENSE               END          PORTFOLIO
     TOTAL        VALUE, END        TOTAL                       INVESTMENT           WAIVER/            OF PERIOD        TURNOVER
 DISTRIBUTIONS     OF PERIOD      RETURN (C)       EXPENSES       INCOME        REIMBURSEMENT (D)     (000 OMITTED)        RATE
                                    <F60>                                             <F61>
 -------------    ----------      ----------       --------     ----------      -----------------     ------------       --------

    (0.08)          $11.82          17.35%          1.47%          0.28%               0.21%             $56,430           144%
    (0.29)          $12.55           8.95%          1.32%         (0.24)%              0.20%             $79,163           174%
    --              $14.34          14.26%          1.29%          0.16%               0.20%             $83,118           262%
    (3.10)          $11.75           4.75%          1.32%         (0.44)%              0.20%             $79,981            94%
    --              $12.32           4.85%          1.31%         (0.33)%              0.16%             $85,257            92%
    --              $13.66          10.88%          1.35%(f)      (0.42)%(f)           0.11%(f)          $84,516             1%
                                                        <F63>          <F63>               <F63>

    --              $13.67          (8.19)%         2.17%(f)      (1.02)%(f)           0.09%(f)              $16             1%
                                                        <F63>          <F63>               <F63>

    (0.04)          $10.35           3.95%          1.31%(f)       0.37%(f)            0.20%(f)          $48,459             3%
                                                        <F63>          <F63>               <F63>
    (0.28)          $12.94          28.44%          1.13%          0.27%               0.16%             $59,496            34%
    (0.14)          $13.28           3.70%          1.15%(f)       0.21%(f)            0.11%(f)          $72,196             7%
                                                        <F63>          <F63>               <F63>

(a)<F58> Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.
(b)<F59> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
(c)<F60> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d)<F61> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e)<F62>  Less than one cent per share.
(f)<F63>  Computed on an annualized basis.
(g)<F64>  For the six months ended May 31, 2000 (unaudited).
(h)<F65> Reflects operations for the period from March 31, 2000 (date of initial public investment) to May 31, 2000 (unaudited).

                      (See Notes to Financial Statements.)

Notes to Financial Statements
MAY 31, 2000 (UNAUDITED)

(1) ORGANIZATION

Firstar Stellar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten diversified portfolios and two non-diversified portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

PORTFOLIO NAME                          INVESTMENT OBJECTIVE
--------------                          --------------------
Firstar Stellar Growth Equity           Maximize capital appreciation.
  Fund ("Growth Equity Fund")

Firstar Stellar Relative Value          Maximize total return, a combination
  Fund ("Relative Value Fund")            of income and capital appreciation.

Firstar Stellar Science &               Maximize growth and capital
  Technology Fund ("Science               appreciation by investing in the
  & Technology Fund")                     science and technology industry.

Firstar Stellar Fund                    Maximize total return, a combination
  ("Stellar Fund")                        of dividend income and capital
                                          appreciation.

Firstar Stellar Capital                 Maximize capital appreciation.
  Appreciation Fund
  ("Capital Appreciation Fund")

Firstar Stellar International           Long-term capital appreciation.
  Equity Fund ("International
  Equity Fund")

The financial statements of the Money Market and Bond Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge on Class A Shares in the Growth Equity Fund, Relative Value Fund, Science & Technology Fund, Stellar Fund and Capital Appreciation Fund is 5.50% of the offering price or 5.82% of the net asset value. The maximum sales charge on Class A Shares in the International Equity Fund is 1.50% of the offering price or 1.52% of the net asset value. The Class B Shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Funds' prospectus. The maximum sales charge is 5% for redemptions in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset-backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards approved or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

At November 30, 1999, the following Funds for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                         TOTAL CAPITAL-LOSS
      FUND                                  CARRYFORWARD
-----------------------------            ------------------
Growth Equity Fund                          $1,146,324
Relative Value Fund                            704,200
Science & Technology Fund                      384,655
Stellar Fund                                    56,291
Capital Appreciation Fund                    3,120,094

Pursuant to the Code, the capital loss carryforwards for the Growth Equity Fund, Relative Value Fund, Science & Technology Fund, and Stellar Fund will expire in the year 2007. The capital loss carryforward for the Capital Appreciation Fund of $2,491,236 will expire in the year 2006 and $628,858 will expire in the year 2007.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The Growth Equity Fund, Science & Technology Fund, Stellar Fund and Capital Appreciation Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call) or to receive (a put) thecontract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Fund may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended May 31, 2000, the Growth Equity Fund and the Science & Technology Fund had net realized gain (loss) on options contracts, written and purchased, of $796,107 and $(472,851), respectively.

At May 31, 2000, the Relative Value Fund, Stellar Fund and the Capital Appreciation Fund had no outstanding options and had no written option activity during the year. The following is a summary of the Growth Equity Fund and the Science & Technology Fund written options activity:

                                                    GROWTH EQUITY FUND
                                             --------------------------------
                                             NUMBER OF
                                             CONTRACTS         PROCEEDS*<F66>
                                             ---------         --------------
Outstanding at November 30, 1999                 450               $52,299
Contracts opened                               4,380             1,221,666
Contracts expired                               (980)              (77,802)
Contracts exercised                              (75)              (95,947)
Contracts closed                              (2,925)             (758,302)
                                              ------             ---------
Outstanding at May 31, 2000                      850              $341,914
                                              ------             ---------
                                              ------             ---------

                                                SCIENCE & TECHNOLOGY FUND
                                             --------------------------------
                                             NUMBER OF
                                             CONTRACTS         PROCEEDS*<F66>
                                             ---------         --------------
Outstanding at November 30, 1999                 165              $105,251
Contracts opened                               1,671             2,085,394
Contracts expired                                (45)              (37,274)
Contracts exercised                             (197)             (294,122)
Contracts closed                              (1,226)             (990,232)
                                              ------             ---------
Outstanding at May 31, 2000                      368              $869,017
                                              ------             ---------
                                              ------             ---------

*<F66>  Represents premium received less commissions paid.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimates.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                       GROWTH EQUITY FUND
                                                                    -------------------------
                                                                          PERIOD ENDED
                                                                      MAY 31, 2000(A)<F67>
                                                                    -------------------------
A SHARES                                                             SHARES         DOLLARS
----------------------------------------------------------------   ----------    ------------
Shares sold                                                            7,616        $198,853
Shares redeemed                                                          (27)           (676)
                                                                   ---------     -----------
     Net change resulting from A Share transactions                    7,589        $198,177
                                                                   ---------     -----------

                                                                                        GROWTH EQUITY FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
B SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                          453,070     $11,570,913         811,292      $17,246,658
Shares issued to shareholders in payment of distributions declared        --              --          80,016        1,585,822
Shares redeemed                                                     (279,789)     (7,172,298)       (509,022)     (10,955,687)
                                                                   ---------     -----------      ----------     ------------
     Net change resulting from B Share transactions                  173,281      $4,398,615         382,286       $7,876,793
                                                                   ---------     -----------      ----------     ------------

                                                                                        GROWTH EQUITY FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
Y SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                        1,522,541     $39,014,236       2,900,159      $62,374,132
Shares issued to shareholders in payment of distributions declared        --              --          90,953        1,808,878
Shares redeemed                                                     (698,113)    (17,864,540)     (1,425,496)     (31,189,850)
                                                                   ---------     -----------      ----------     ------------
     Net change resulting from Y Share transactions                  824,428      21,149,696       1,565,616       32,993,160
                                                                   ---------     -----------      ----------     ------------
     Net change resulting from Fund Share transactions             1,005,298     $25,746,488       1,947,902      $40,869,953
                                                                   ---------     -----------      ----------     ------------
                                                                   ---------     -----------      ----------     ------------
(a)<F67>  For the period from March 31, 2000 (date of initial public investment)to May 31, 2000.

                                                                                        RELATIVE VALUE FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
A SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                           75,620      $2,118,623         299,582       $8,019,398
Shares issued to shareholders in payment of distributions declared     5,497         158,500          18,148          499,780
Shares redeemed                                                     (265,018)     (7,577,541)       (373,125)     (10,113,300)
                                                                   ---------     -----------      ----------     ------------
     Net change resulting from A Share transactions                 (183,901)    $(5,300,418)        (55,395)     $(1,594,122)
                                                                   ---------     -----------      ----------     ------------

                                                                                        RELATIVE VALUE FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
B SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                          130,347      $3,673,418         255,384       $7,217,633
Shares issued to shareholders in payment of distributions declared     1,648          47,297           3,622           99,904
Shares redeemed                                                      (54,845)     (1,552,904)        (66,816)      (1,894,117)
                                                                   ---------     -----------      ----------     ------------
     Net change resulting from B Share transactions                   77,150      $2,167,811         192,190       $5,423,420
                                                                   ---------     -----------      ----------     ------------

                                                                                        RELATIVE VALUE FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
Y SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                        2,610,981     $75,098,582       3,775,254     $107,616,900
Shares issued to shareholders in payment of distributions declared    48,345       1,397,295         133,255        3,686,388
Shares redeemed                                                   (1,967,326)    (56,340,083)     (2,609,960)     (73,910,142)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Y Share transactions                  692,000      20,155,794       1,298,549       37,393,146
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Fund Share transactions               585,249     $17,023,187       1,435,344      $41,222,444
                                                                 -----------     -----------      ----------     ------------
                                                                 -----------     -----------      ----------     ------------

                                                                    SCIENCE & TECHNOLOGY FUND
                                                                    -------------------------
                                                                          PERIOD ENDED
                                                                      MAY 31, 2000(B)<F68>
                                                                    -------------------------
A SHARES                                                             SHARES         DOLLARS
----------------------------------------------------------------   ----------    ------------
Shares sold                                                           31,133        $568,014
Shares redeemed                                                         (424)         (7,456)
                                                                 -----------     -----------
     Net change resulting from A Share transactions                   30,709        $560,558
                                                                 -----------     -----------

                                                                                     SCIENCE & TECHNOLOGY FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                   PERIOD ENDED
                                                                          MAY 31, 2000              NOVEMBER 30, 1999(C)<F69>
                                                                    -------------------------       --------------------------
B SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                          537,924     $10,457,916          92,691       $1,197,347
Shares redeemed                                                      (23,943)       (440,749)            (26)            (374)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from B Share transactions                  513,981     $10,017,167          92,665       $1,196,973
                                                                 -----------     -----------      ----------     ------------

                                                                                     SCIENCE & TECHNOLOGY FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                   PERIOD ENDED
                                                                          MAY 31, 2000               NOVEMBER 30, 1999(C)<F69)
                                                                    -------------------------       --------------------------
Y SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                        2,600,962     $50,939,394       2,872,516      $32,591,175
Shares redeemed                                                     (260,440)     (5,065,745)        (61,025)        (732,992)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Y Share transactions                2,340,522      45,873,649       2,811,491       31,858,183
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Fund Share transactions             2,885,212     $56,451,374       2,904,156      $33,055,156
                                                                 -----------     -----------      ----------     ------------
                                                                 -----------     -----------      ----------     ------------
(b)<F68>  For the period fromMarch 31, 2000 (date of initial public investment) to May 31, 2000.
(c)<F69>  For the period from August 9, 1999 (date of initial public investment) to November 30, 1999.

                                                                                           STELLAR FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
A SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                           39,809        $530,566         182,505       $2,276,850
Shares issued to shareholders in payment of distributions declared    32,828         439,027         423,844        5,167,728
Shares redeemed                                                     (365,673)     (4,894,737)       (930,028)     (11,580,535)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from A Share transactions                 (293,036)    $(3,925,144)       (323,679)     $(4,135,957)
                                                                 -----------     -----------      ----------     ------------


                                                                          STELLAR FUND
                                                                    -------------------------
                                                                          PERIOD ENDED
                                                                      MAY 31, 2000(D)<F70>
                                                                    -------------------------
B SHARES                                                             SHARES         DOLLARS
----------------------------------------------------------------   ----------    ------------
Shares sold                                                              991         $13,369
                                                                 -----------     -----------
     Net change resulting from B Share transactions                      991         $13,369
                                                                 -----------     -----------

                                                                                           STELLAR FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
Y SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                          184,692      $2,486,682         609,006       $7,554,282
Shares issued to shareholders in payment of distributions declared    36,831         492,290         458,380        5,585,289
Shares redeemed                                                     (778,012)    (10,398,668)     (1,704,441)     (21,243,690)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Y Share transactions                 (556,489)     (7,419,696)       (637,055)      (8,104,119)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Fund Share transactions              (848,534)   $(11,331,471)       (960,734)    $(12,240,076)
                                                                 -----------     -----------      ----------     ------------
                                                                 -----------     -----------      ----------     ------------
(d)<F70>  For the period from March 31, 2000 (date of initial public investment) to May 31, 2000.

                                                                                     CAPITAL APPRECIATION FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
A SHARES                                                             SHARES         DOLLARS           SHARES        DOLLARS
----------------------------------------------------------------   ----------    ------------       ----------    ------------
Shares sold                                                          105,130      $1,432,442       2,086,877      $24,201,262
Shares redeemed                                                     (839,945)    (11,305,194)     (1,972,219)     (23,137,932)
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from A Share transactions                 (734,815)    $(9,872,752)        114,658       $1,063,330
                                                                 -----------     -----------      ----------     ------------

                                                                    CAPITAL APPRECIATION FUND
                                                                    -------------------------
                                                                          PERIOD ENDED
                                                                      MAY 31, 2000(E)<F71>
                                                                    -------------------------
B SHARES                                                             SHARES         DOLLARS
----------------------------------------------------------------   ----------    ------------
Shares sold                                                            1,201         $16,660
                                                                 -----------     -----------
     Net change resulting from B Share transactions                    1,201          16,660
                                                                 -----------     -----------      ----------     ------------
     Net change resulting from Fund Share transactions              (733,614)    $(9,856,092)        114,658       $1,063,330
                                                                 -----------     -----------      ----------     ------------
                                                                 -----------     -----------      ----------     ------------
(e)<F71>  For the period from March 31, 2000 (date of initial public investment) to May 31, 2000.

                                                                                     INTERNATIONAL EQUITY FUND
                                                                    ----------------------------------------------------------
                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                          MAY 31, 2000                  NOVEMBER 30, 1999
                                                                    -------------------------       --------------------------
A SHARES                                                                     SHARES                           SHARES
----------------------------------------------------------------    -------------------------       --------------------------
Shares sold                                                                 1,048,155                       1,131,759
Shares issued to shareholders in payment of distributions declared             34,464                          93,554
Shares redeemed                                                              (243,595)                     (1,311,311)
                                                                            ---------                     -----------
     Net change resulting from A Share transactions                           839,024                         (85,998)
                                                                            ---------                     -----------
                                                                            ---------                     -----------

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers of Firstar Investment Research & Management Company, LLC (FIRMCO) and Firstar Mutual Fund Services, LLC ("Firstar") serve as officers of the Trust. FIRMCO and Firstar are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

FIRMCO serves as the Trust's investment adviser (the "Adviser"). Prior to April 1, 2000, the Funds were managed by Firstar Bank, N.A. As part of an internal restructuring of the investment advisory function within Firstar Corporation, the investment management resources of Firstar Bank, N.A. have been consolidated with those of FIRMCO. The Adviser receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

       FUND                                 ANNUAL RATE
--------------------                        -----------
Growth Equity Fund                             0.75%
Relative Value Fund                            0.75%
Science & Technology Fund                      0.90%
Stellar Fund                                   0.95%
Capital Appreciation Fund                      0.95%
International Equity Fund                      0.75%

C. ADMINISTRATIVE FEES

Firstar provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares of all the Funds and B Shares of the Growth Equity Fund and Relative Value Fund may pay to the distributor of the Funds an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares subject to the Plan. B Shares of the Stellar Fund, Science & Technology Fund and Capital Appreciation Fund may pay at an annual rate of up to 0.75% of the average daily net assets. Edgewood Services, Inc. serves as the distributor of the Funds.

Currently, all of the Funds except the International Equity Fund are accruing and paying 12b-1 fees.

E. SHAREHOLDER SERVICES FEES

Under the terms of the Shareholder Services Agreement with Firstar Bank, N.A., each Fund may pay Firstar Bank, N.A. up to 0.25% of average daily net assets of the Funds for the period. As of February 1, 2000, the Shareholder Servicing fee was changed to 0.16% of average daily net assets. The fee paid to Firstar Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Firstar Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Firstar serves as transfer and dividend disbursing agent for the Funds. The fee paid to Firstar is based on the size, type, and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Firstar is the Funds' accounting services agent. Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

H. CUSTODIAN FEES

Firstar Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000, were as follows:

                                                            PURCHASES                                SALES

                                                U.S. GOVERNMENT      OTHER              U.S. GOVERNMENT        OTHER
                                                ---------------      -----              ---------------        -----
   Growth Equity Fund                                     --      $50,105,541                      --        $27,927,520
   Relative Value Fund                                    --       23,675,507                      --         21,850,059
   Science & Technology Fund                              --       77,780,324                      --         24,706,976
   Stellar Fund                                     $705,383        3,179,708              $3,896,773         16,645,614
   Capital Appreciation Fund                              --          880,152                      --         11,805,830
   International Equity Fund                              --       13,594,272                      --          4,556,132

                                                                                       GROSS               GROSS
                                              COST OF          NET UNREALIZED        UNREALIZED          UNREALIZED
                                            INVESTMENTS         APPRECIATION        APPRECIATION        DEPRECIATION
                                            FOR FEDERAL         FOR FEDERAL         FOR FEDERAL         FOR FEDERAL
                                            TAX PURPOSES        TAX PURPOSES        TAX PURPOSES        TAX PURPOSES
                                            ------------        ------------        ------------        ------------
Growth Equity Fund                          $188,440,646        $135,627,018        $144,528,109         $8,901,091
Relative Value Fund                          325,469,469         233,615,034         255,592,911         21,977,877
Science & Technology Fund                     87,256,049          14,423,207          25,296,709         10,873,502
Stellar Fund                                  61,156,594          20,395,341          21,467,339          1,071,998
Capital Appreciation Fund                     63,262,456          21,339,268          27,612,180          6,272,912
International Equity Fund                     62,521,289           9,713,046          11,459,845          1,746,799

(6) CONCENTRATION OF CREDIT RISK

The Stellar Fund invests in equity and fixed-income securities of non-U.S. issuers. Although, the Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2000, the diversification of industries was as follows:

                                                       PERCENT OF
   INDUSTRY                                            NET ASSETS
   --------                                            ----------
Banking & Financial Services                              35.2%
Capital Goods                                              1.3
Consumer Cyclicals                                         6.6
Consumer Non-Durables                                     13.9
Energy                                                     7.7
Manufacturing                                              2.3
Miscellaneous                                              2.9
Services                                                   2.6
Technology                                                19.6
Utilities                                                  7.9
                                                         ------
                                                         100.0%
                                                         ------
                                                         ------

Trustees                                  Officers

Thomas L. Conlan Jr.                   Bruce R. Laning
                                          PRESIDENT
Dr. Alfred Gottschalk                  Joseph C. Neuberger
                                          VICE PRESIDENT
Dr. Robert J. Hill                     Cheryl L. King
                                          TREASURER
Dawn M. Hornback                       Elaine E. Richards
                                          SECRETARY
Lawrence M. Turner

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

    Edgewood Services, Inc. is the distributor of the Firstar Stellar Funds.

FIRSTAR STELLAR FUNDS ARE AVAILABLE THROUGH:

o    THE FIRSTAR FUNDS CENTER,

o    FINANCIAL CONSULTANTS WHO ARE EITHER REGISTERED
     REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.,
     A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,
     OR REGISTERED REPRESENTATIVES OF MDS SECURITIES,
     A DIVISION OF CONSECO FINANCIAL SERVICES, INC.,
     A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

o    AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR STELLAR FUNDS
615 EAST MICHIGAN STREET
P.O. BOX 701
MILWAUKEE, WI 53201-0701

WWW.FIRSTARSTELLARFUNDS.COM

(FIRSTAR STELLAR FUNDS LOGO)

FORM # SFSFSEM-00